                                          Filed under Rule 497(c) Securities Act
                                                              File No. 033-21534

                         ENTERPRISE ACCUMULATION TRUST
                                   PROSPECTUS

                               DATED MAY 1, 2004

                          AGGRESSIVE STOCK PORTFOLIOS

                           Multi-Cap Growth Portfolio
                         Small Company Growth Portfolio
                         Small Company Value Portfolio

                                STOCK PORTFOLIOS

                         Capital Appreciation Portfolio
                                Equity Portfolio
                            Equity Income Portfolio
                                Growth Portfolio
                          Growth and Income Portfolio

                            INTERNATIONAL PORTFOLIO

                         International Growth Portfolio

                           DOMESTIC HYBRID PORTFOLIO

                               Managed Portfolio

                                INCOME PORTFOLIO

                           High-Yield Bond Portfolio

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission ("SEC") does not guarantee that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

Introduction................................................   1
Multi-Cap Growth Portfolio..................................   2
Small Company Growth Portfolio..............................   4
Small Company Value Portfolio...............................   6
Capital Appreciation Portfolio..............................   8
Equity Portfolio............................................  10
Equity Income Portfolio.....................................  12
Growth Portfolio............................................  15
Growth and Income Portfolio.................................  17
International Growth Portfolio..............................  20
Managed Portfolio...........................................  23
High-Yield Bond Portfolio...................................  26
Additional Information About the Portfolios' Investments and
  Risks.....................................................  29
Higher-Risk Securities and Practices........................  30
Account Information.........................................  32
Transaction and Account Policies............................  33
Portfolio Management........................................  34
  The Investment Advisor....................................  34
  The Portfolio Managers....................................  35
Financial Highlights........................................  38

                                  INTRODUCTION

     Enterprise Accumulation Trust offers separate investment Portfolios that serve as the underlying funding vehicles for variable annuity contracts and variable life insurance policies. The Portfolios have individual objectives and strategies to offer investors a broad range of investment alternatives. Shares of the Portfolios are sold only to the insurance companies that write the variable annuity and variable life policies. The contractholders do not become shareholders of the Portfolios.

     Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Portfolio. The Advisor selects a Portfolio Manager for each Portfolio on the basis of a number of criteria, including the Portfolio Manager's reputation, resources and performance results.

     Before investing in a Portfolio, you should consider the general risks involved. The value of your investment in a Portfolio for the most part is based on the market prices of the securities the Portfolio holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or countries. These price movements, sometimes called volatility, will vary depending on the types of securities a Portfolio owns and the markets in which these securities trade. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective of that Portfolio. As with other investments, you could lose money on your investment in a Portfolio. Your investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Portfolio may not achieve its objective. A Portfolio's objective may not be changed without shareholder approval.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Multi-Cap Growth Portfolio."]

                           MULTI-CAP GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or traded in the over-the-counter market

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small and medium size company stocks for the possibility of higher returns; and want to diversify their holdings to include small, medium and large company stocks

                     Investment Strategies The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Portfolio Manager expects a high portfolio turnover rate of 100% or more.

Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Moreover, because the Portfolio can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization portfolios since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Increased trading costs resulting from high portfolio turnover may lower performance. If the Portfolio lends securities there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 2000-2003; 2000-(30.59); 2001-(16.95); 2002-(34.64);
2003-34.48]

                  BEST QUARTER(1)                                       WORST QUARTER
                      16.70%                                               -22.04%
                  (JUNE 30, 2003)                                    (DECEMBER 31, 2000)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2003)                                                YEAR      INCEPTION(2)
----------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio..................................     34.48%        -5.86%
S&P 500 Index(3)............................................     28.69%        -2.54%

---------------

(1) The best quarter since inception was 44.42% for the quarter ending December 31, 1999.
(2) Inception date is July 15, 1999. Performance reflects average annual return from July 31, 1999 to December 31, 2003. Since inception, July 15, 1999, the average annual return for the Multi-Cap Growth Portfolio is 9.22% as of December 31, 2003.
(3) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        MULTI-CAP GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)     PORTFOLIO
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     1.00%
Other Expenses(1)........................................................                     0.40%
                                                                                              ----
Total Annual Portfolio Operating Expenses................................                     1.40%
                                                                                              ----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This Example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio..................................   $143     $443      $766      $1,680

PORTFOLIO MANAGER  Fred Alger Management, Inc.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Small Company Growth Portfolio."]

                         SMALL COMPANY GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

                     Investment Strategies The Small Company Growth Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Portfolio invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Portfolio Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Portfolio Manager looks for sales growth in excess of 15% for three to five years and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2003; 1999-55.68; 2000-1.90; 2001-(3.80);
2002-(24.02); 2003-23.08]

                   BEST QUARTER                                         WORST QUARTER
                      33.23%                                               -23.21%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2001)

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2003)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Small Company Growth Portfolio..............................      23.08%      7.37%          9.12%
Russell 2000 Index(2).......................................      47.25%      7.13%          8.28%

---------------

(1) Inception date is December 1, 1998. Performance reflects the average annual return from November 30, 1998 to December 31, 2003 for the Russell 2000 Index.
(2) This unmanaged broad-based index measures the performance of 2,000 small and mid-capitalization companies. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        SMALL COMPANY
                                                                                           GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)    PORTFOLIO
-----------------------------------------------------------------------------------------------------
Management Fees..........................................................                    1.00%
Other Expenses(1)........................................................                    0.39%
                                                                                            -----
Total Annual Portfolio Operating Expenses................................                    1.39%
                                                                                            -----
Less Expense Reimbursement...............................................                   (0.09)%
                                                                                            -----
Net Annual Portfolio Operating Expenses..................................                    1.30%
                                                                                            -----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Small Company Growth Portfolio..............................   $142     $440      $761      $1,669

PORTFOLIO MANAGER  William D. Witter, Inc.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Small Company Value Portfolio."]

                         SMALL COMPANY VALUE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

                     Investment Strategies The Small Company Value Portfolio normally invests at least 80% of its net assets in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $2.0 billion. The Portfolio Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Portfolio Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1994-2003; 1994-0.02; 1995-12.28; 1996-11.21; 1997-44.32;
1998-9.61; 1999-24.02; 2000-2.51; 2001-5.25; 2002-(9.25); 2003-37.43]

                   BEST QUARTER                                         WORST QUARTER
                      18.58%                                               -17.80%
                  (JUNE 30, 1997)                                   (SEPTEMBER 30, 1998)

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                           PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2003)                                                         YEAR        YEARS       YEARS
----------------------------------------------------------------------------------------------------------
Small Company Value Portfolio........................................      37.43%      10.79%      12.67%
Russell 2000 Index (1)...............................................      47.25%       7.13%       9.47%

---------------

(1) This unmanaged broad-based index measures the performance of 2,000 small and mid-capitalization companies. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        SMALL COMPANY
                                                                                            VALUE
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)    PORTFOLIO
-----------------------------------------------------------------------------------------------------
Management Fees..........................................................                   0.80%
Other Expenses(1)........................................................                   0.38%
                                                                                            ----
Total Annual Portfolio Operating Expenses................................                   1.18%
                                                                                            ----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Small Company Value Portfolio...............................   $120     $375      $649      $1,432

PORTFOLIO MANAGER  GAMCO Investors, Inc.

[Picture Description: Columns of various heights: located to the left of the section titled: "Capital Appreciation Portfolio."]

                         CAPITAL APPRECIATION PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies Investment Strategies The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Portfolio Manager's investment approach emphasizes large capitalization U.S. companies that, in the Portfolio Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental research. The primary focus is to identify companies with market expertise/ dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable, forced displacement or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2003; 1999-55.30; 2000-(13.82); 2001-(19.11);
2002-(16.87); 2003-32.98]

                   BEST QUARTER                                         WORST QUARTER
                      44.89%                                               -17.45%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2001)

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2003)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio..............................      32.98%       3.66%         5.82%
S&P 500 Index(2)............................................      28.69%      -0.57%         0.54%

---------------

(1) Inception date is December 1, 1998. Performance reflects the average annual return from November 30, 1998 to December 31, 2003 for the S&P 500 Index.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        CAPITAL APPRECIATION
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)       PORTFOLIO
------------------------------------------------------------------------------------------------------------
Management Fees..........................................................                       0.75%
Other Expenses(1)........................................................                       0.40%
                                                                                                ----
Total Annual Portfolio Operating Expenses................................                       1.15%
                                                                                                ----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio..............................   $117     $365      $633      $1,398

PORTFOLIO MANAGER  Marsico Capital Management, LLC

[Picture Description: Columns of various heights: located to the left of the section titled: "Equity Portfolio."]

                                EQUITY PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments  U.S. equity securities

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Equity Portfolio invests normally at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio invests in U.S. common stock of companies that meet the Portfolio Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Portfolio Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Portfolio may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") listed on a domestic securities exchange or traded in the United States over-the-counter market. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not reflect separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life policies; if these charges were included they would have reduced the performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance for 1994-2003; 1994-3.87; 1995-38.44; 1996-25.22; 1997-25.76;
1998-9.90; 1999-15.60; 2000-(5.18); 2001-(18.81); 2002-(29.41); 2003-52.94]

                   BEST QUARTER                                         WORST QUARTER
                      26.57%                                               -26.32%
                (DECEMBER 31, 2001)                                 (SEPTEMBER 30, 2001)

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2003)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Equity Portfolio............................................     52.94%      (0.80%)       9.11%
S&P 500 Index(1)............................................     28.69%      (0.57%)      11.06%

---------------

(1) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                         EQUITY
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)  PORTFOLIO
-------------------------------------------------------------------------------------------------
Management Fees..........................................................                  0.80%
Other Expenses(1)........................................................                  0.38%
                                                                                          -----
Total Annual Portfolio Operating Expenses................................                  1.18%
                                                                                          -----
Less Expense Reimbursement...............................................                 (0.03%)
                                                                                          -----
Net Annual Portfolio Operating Expenses..................................                  1.15%
                                                                                          -----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Equity Portfolio............................................   $120     $375      $649      $1,432

PORTFOLIO MANAGER  TCW Investment Management Company

[Picture Description: Columns of various heights: located to the left of the section titled: "Equity Income Portfolio."]

                            EQUITY INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective A combination of growth and income to achieve an above-average and consistent total return

                     Principal Investments  Dividend-paying U.S. common stocks

                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income

                     Investment Strategies The Equity Income Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with an above-market level of dividend income. The Portfolio Manager has three objectives in constructing the portfolio:
                     1) Each individual stock holding will pay a dividend at least annually; 2) The overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and
3) At least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Portfolio's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Portfolio invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2003; 1999-5.70; 2000-6.45; 2001-(10.75);
2002-(14.76); 2003-26.65]

                   BEST QUARTER                                         WORST QUARTER
                      15.82%                                               -17.49%
                (DECEMBER 31, 2003)                                 (SEPTEMBER 30, 2002)

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2003)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Equity Income Portfolio.....................................     26.65%        1.63%         1.96%
S&P 500 Index(2)............................................     28.69%       (0.57%)        0.54%
S&P Barra Value Index(3)....................................     31.79%        1.95%         2.61%

---------------

(1) Inception date is December 1, 1998. Performance reflects the average annual return from November 30, 1998 to December 31, 2003 for the S&P 500 Index.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index. Effective May 1, 2004, this index replaced the S&P Barra Value Index as the Fund's broad-based benchmark because it more accurately reflects the Fund's broad-based market.
(3) The S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        EQUITY INCOME
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)    PORTFOLIO
-----------------------------------------------------------------------------------------------------
Management Fees..........................................................                    0.75%
Other Expenses(1)........................................................                    0.41%
                                                                                            -----
Total Annual Portfolio Operating Expenses................................                    1.16%
                                                                                            -----
Less Expense Reimbursement...............................................                   (0.11%)
                                                                                            -----
Net Annual Portfolio Operating Expenses..................................                    1.05%
                                                                                            -----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Equity Income Portfolio.....................................   $118     $368      $638      $1,409

PORTFOLIO MANAGER  Boston Advisors, Inc.

                                GROWTH PORTFOLIO

[Picture Description: Columns of various heights: located to the left of the section titled: "Growth Portfolio."]

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of large capitalization companies

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2003; 1999-24.48; 2000-(7.79); 2001-(12.56);
2002-(23.26); 2003-17.05]

              BEST QUARTER                               WORST QUARTER
                 17.77%                                     -15.53%
           (DECEMBER 31, 1999)                         (MARCH 31, 2001)

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2003)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Growth Portfolio............................................     17.05%      (2.05%)        (1.00%)
S&P 500 Index(2)............................................     28.69%      (0.57%)         0.54%

---------------

(1) Inception date is December 1, 1998. Performance reflects the average annual return from November 30, 1998 to December 31, 2003 for the S&P 500 Index.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                             GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)     PORTFOLIO
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.75%
Other Expenses(1)........................................................                     0.38%
                                                                                              ----
Total Annual Portfolio Operating Expenses................................                     1.13%
                                                                                              ----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Growth Portfolio............................................   $115     $359      $622      $1,375

PORTFOLIO MANAGER  Montag & Caldwell, Inc.

[Picture Description: Columns of various heights: located to the left of the section titled: "Growth and Income Portfolio."]

                          GROWTH AND INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective Total return through capital appreciation with income as a secondary consideration

                     Principal Investments Broadly diversified group of U.S. common stocks

                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income




                     Investment Strategies The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Portfolio may also invest in companies that have the potential to provide dividend income.

In selecting securities, the Portfolio Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. The Portfolio's investment in small and intermediate capitalization stocks may be more volatile than investments in larger companies. Such securities may be less liquid than others and this could make it difficult to sell a security at the time and price desired. The Portfolio's investments in derivatives may rise or fall more rapidly than other investments. Loss of income is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance for 1999-2003; 1999-20.55; 2000-0.91; 2001-(11.87);
2002-(25.95); 2003-27.56]

                   BEST QUARTER                                         WORST QUARTER
                      14.86%                                               -18.59%
                  (JUNE 30, 1999)                                   (SEPTEMBER 30, 2002)

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2003)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Growth and Income Portfolio.................................      27.56%       0.25%         0.67%
S&P 500 Index(2)............................................      28.69%      (0.57%)        0.54%
Wilshire 5000 Equity Index(3)...............................      31.65%       0.48%         1.70%

---------------

(1) Inception date is December 1, 1998. Performance reflects the average annual return from November 30, 1998 to December 31, 2003 for the S&P 500 Index and the Wilshire 5000 Equity Index.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(3) The Wilshire 5000 Equity Index includes all New York Stock Exchange ("NYSE") and American Stock Exchange issues and the most active over-the-counter issuers ("NASDAQ"). The index is Market Value Weighted and represents the total dollar value of all 5000 stocks. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        GROWTH AND INCOME
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)      PORTFOLIO
---------------------------------------------------------------------------------------------------------
Management Fees..........................................................                      0.75%
Other Expenses(1)........................................................                      0.38%
                                                                                              -----
Total Annual Portfolio Operating Expenses................................                      1.13%
                                                                                              -----
Less Expense Reimbursement...............................................                     (0.08%)
                                                                                              -----
Net Annual Portfolio Operating Expenses..................................                      1.05%
                                                                                              -----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Growth and Income Portfolio.................................   $115     $359      $622      $1,375

PORTFOLIO MANAGER  UBS Global Asset Management (Americas) Inc.

[Picture Description: Globe: located to the left of the section titled:
"International Growth Portfolio."]

                         INTERNATIONAL GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments  Non-U.S. equity securities

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns

                     Investment Strategies The International Growth Portfolio normally invests at least 80% of its net assets in non-U.S. based equity securities that the Portfolio Manager believes are undervalued. The Portfolio Manager uses an approach that involves bottom-up stock selection. The Portfolio Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Portfolio Manager diversifies investments among European, Australasian and Far East ("EAFE") markets, identifying and investing in those companies domiciled outside of the United States that the Portfolio Manager believes are and will remain globally dominant over the long term. These companies tend to be highly capitalized "blue chip" names and have established success relative to their global peers in sustained profitability. It follows that the Portfolio has a large cap bias and a relatively low turnover rate, reflecting the Portfolio Manager's strategic investment outlook and a concentrated number of companies. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests primarily in common stocks or ADRs of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1995-2003; 1995-14.64; 1996-12.65; 1997-5.26;
1998-14.83; 1999-42.12; 2000-(17.21); 2001-(27.80); 2002-(19.46); 2003-30.94]

                   BEST QUARTER                                         WORST QUARTER
                      32.15%                                               -27.47%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2002)


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2003)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Enterprise International Growth Portfolio...................     30.94%      (2.17%)         3.81%
MSCI EAFE Index(2)..........................................     38.59%      (0.05%)         4.14%

---------------

(1) Inception date is November 18, 1994. Performance reflects average annual return from November 30, 1994 to December 31, 2003. Since inception, November 18, 1998, the average annual return for the International Growth Portfolio is 3.63% as of December 31, 2003.
(2) The Morgan Stanley Capital International Europe, Australasia, and the Far East ("MSCI EAFE") Index is a market capitalization weighted, equity index comprised of approximately 1,005 companies that are representative of the market structure of 21 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity, and sufficient float. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in any index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        INTERNATIONAL GROWTH
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)       PORTFOLIO
------------------------------------------------------------------------------------------------------------
Management Fees..........................................................                       0.85%
Other Expenses(1)........................................................                       0.43%
                                                                                                ----
Total Annual Portfolio Operating Expenses................................                       1.28%
                                                                                                ----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
International Growth Portfolio..............................   $130     $406      $702      $1,545

PORTFOLIO MANAGER  SSgA Funds Management, Inc.

[Picture Description: Managed - Stones: "precious stones" lying in dishes of varying sizes and shapes: located to the left of the section titled: "Managed Portfolio."]

                               MANAGED PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Growth of capital over time

                     Principal Investments Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessment of relative investment values

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of portfolio assets will be invested in equity securities, 30% of portfolio assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Portfolio Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of portfolio assets. In addition, the Portfolio may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The Portfolio's equity investments will be primarily large cap companies; however the Portfolio may invest in companies of any size. The strategy for the equity portion of the Portfolio is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Portfolio include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

While the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Portfolio may invest up to 20% of its assets in foreign equity and debt securities. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Portfolio invests in both common stocks and debt securities. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, the Portfolio is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer, or general economic or political events, increasing the risk that the issuer may default on payments of interest or principal. In addition, an issuer may be unable to make timely payments of principal or interest to the Portfolio. Some investment grade bonds may have speculative characteristics. If a Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Increased trading costs resulting from high portfolio turnover may lower performance. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1994-2003; 1994-2.56; 1995-46.89; 1996-23.47; 1997-24.50;
1998-7.95; 1999-9.22; 2000-1.46; 2001-(11.15); 2002-(21.20); 2003-20.91]

                   BEST QUARTER                                         WORST QUARTER
                      14.64%                                               -16.42%
                  (JUNE 30, 1995)                                   (SEPTEMBER 30, 2001)

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2003)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Managed Portfolio...........................................     20.91%      (1.27%)       8.90%
S&P 500 Index(1)............................................     28.69%      (0.57%)      11.06%

---------------

(1) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                            MANAGED
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)     PORTFOLIO
--------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.78%
Other Expenses(1)........................................................                     0.37%
                                                                                             -----
Total Annual Portfolio Operating Expenses................................                     1.15%
                                                                                             -----
Less Expense Reimbursement...............................................                    (0.05%)
                                                                                             -----
Net Annual Portfolio Operating Expenses..................................                     1.10%
                                                                                             -----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Managed Portfolio...........................................   $117     $365      $633      $1,398

PORTFOLIO MANAGER Wellington Management Company, LLP

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "High-Yield Bond Portfolio."]

                           HIGH-YIELD BOND PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum current income

                     Principal Investments Debt securities rated below investment grade, which are commonly known as "junk bonds"

                     Investor Profile Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing

                     Investment Strategies The High-Yield Bond Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Portfolio generally invests in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B-to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent. The Portfolio Manager may have a high portfolio turnover rate in excess of 100%.

Principal Risks The Portfolio invests primarily in below investment-grade debt securities. As a result, the Portfolio is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A high-yield bond's market price may fluctuate more than higher-quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. High-yield bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for shareholders. Increased trading costs resulting from high portfolio turnover may lower performance. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loss of money is a risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risks. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies, if these charges were included they which would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1995-2003; 1995-16.61; 1996-12.95; 1997-13.38; 1998-3.58;
1999-3.86; 2000-(2.52); 2001-5.90; 2002-1.51; 2003-22.64]

                   BEST QUARTER                                         WORST QUARTER
                       7.64%                                               -5.15%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 1998)

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE      PAST FIVE         SINCE
DECEMBER 31, 2003)                                                YEAR          YEARS        INCEPTION(1)
---------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio...................................     22.64%          5.95%           8.44%
Lehman Brothers U.S. Corporate High Yield Bond Index(2).....     28.96%          5.24%           7.83%
Lehman Brothers High Yield BA Index(3)......................     19.95%          6.92%           9.23%

---------------

(1) Inception date is November 18, 1994. Performance reflects average annual return from November 30, 1994 to December 31, 2003. Since inception, November 18, 1994, the average annual return for the High-Yield Bond Portfolio is 8.33% as of December 31, 2003.
(2) This is an unmanaged index that includes the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The index excludes transaction or holding charges. One cannot invest directly in an index. Effective May 1, 2004, this Index replaces the Lehman Brothers High Yield BA Index (previously named the Lehman Brothers High Yield BB Index) as the Fund's broad-based benchmark because it more accurately reflects the Fund's broad-based market.
(3) This is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is not available, the bonds must be rated BB or lower by S&P, or by Fitch if an S&P rating is not available. The index does not have an investment advisor. It includes reinvested interest and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees that you may pay if you purchase, hold or redeem shares. Every Portfolio has operating expenses including, but not limited to, professional advisory, shareholder, audit, administration and custody services. The expenses in the table are shown as a percentage of average net assets. The expenses are deducted from Portfolio assets and actual expenses may be greater or less than those shown. In addition, these Fees and Expenses do not reflect variable contract fees and expenses. The contract will assess separate fees and will most likely assess a sales charge.

                                                                                        HIGH-YIELD BOND
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)     PORTFOLIO
-------------------------------------------------------------------------------------------------------
Management Fees..........................................................                     0.60%
Other Expenses(1)........................................................                     0.24%
                                                                                             -----
Total Annual Portfolio Operating Expenses................................                     0.84%
                                                                                             -----

---------------

(1) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the relevant Portfolio for the time periods indicated. The example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. This example does not reflect any variable contract fees and expenses imposed. If shown, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Portfolio would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio...................................   $86      $268      $466      $1,037

PORTFOLIO MANAGER  Caywood-Scholl Capital Management

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS'
                             INVESTMENTS AND RISKS

AGGRESSIVE STOCK, STOCK, INTERNATIONAL AND DOMESTIC HYBRID PORTFOLIOS'
INVESTMENTS

     The table below shows the Aggressive Stock, Stock, International, and Domestic Hybrid Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.

                                                             AGGRESSIVE
                                                               STOCK      STOCK   INTERNATIONAL    DOMESTIC HYBRID
U.S. Stocks*                                                     X          X           X                 X
Foreign Stocks                                                                          X                 X
Bonds                                                                                                     X

* Each Portfolio that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $10 billion. Medium-sized capitalization companies generally have market capitalizations ranging from $2.0 billion to $10 billion. Small capitalization companies generally have market capitalizations of $2.0 billion or less. However, there may be some overlap among capitalization categories. The Stock Portfolios and Domestic Hybrid Portfolios intend to invest primarily in stocks of large capitalization companies. The Small Company Growth Portfolio and the Small Company Value Portfolio intend to invest primarily in the stocks of small capitalization companies.

DOMESTIC HYBRID AND INCOME PORTFOLIOS' INVESTMENTS

     The table below shows the Income Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.

                                                                        HIGH-YIELD
                                                              MANAGED      BOND
U.S. Government Securities                                     X
Lower Rated Corporate Debt Securities -- Junk Bonds*                      X
Mortgage-Backed Securities                                     X
Municipal Securities
Foreign Debt Securities                                        X

* In the case of the High-Yield Bond Portfolio, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's.

     Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Statement of Additional Information. Of course, the Advisor cannot guarantee that any Portfolio will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Portfolio may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal. However, the Managed Portfolio may invest in securities ordinarily used by other Portfolios for defensive purposes as part of its main investment strategy. In addition, active and frequent trading may have an effect on performance due to additional expenses.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Some or all of the Portfolios may participate in the IPO market, and a significant portion of those Portfolios' returns may be attributable to their investment in IPOs, which have a magnified impact in Portfolios with small asset bases. There is no guarantee that as those Portfolios' assets grow they will continue to experience substantially similar performance by investing in IPOs.

                      HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Portfolios may invest and certain higher-risk practices in which the Portfolios might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.

FOREIGN SECURITIES. Each of the Portfolios might invest in foreign securities. These are some of the risks in owning foreign securities:

- Currency Fluctuation Risk. When a Portfolio invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Portfolio in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Portfolio's investments could decline as a result.

- Social, Political and Economic Risk. The countries where some of the Portfolios may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Portfolio might invest and might disrupt the financial markets of a country in which a Portfolio has holdings.

- Regulation Risk. The countries where some of the Portfolios may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result there generally is less publicly available information about foreign companies than about U.S. companies.

- Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Advisor will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Portfolio being unable to sell a security in a falling market.

- Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

- Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Portfolio to sell a security at a time or price desired.

- Emerging Securities Markets Risk. To the extent that the Portfolios invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established market.

HIGH RISK/YIELD SECURITIES. Each of the Portfolios may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

- Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

- Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Portfolio to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Portfolios may invest in illiquid and restricted securities.

- Illiquid Securities. These are securities that a Portfolio cannot sell on an open market. This means that a Portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

- Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements under which a Portfolio purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolios may not be able to sell the security at the desired time.

HEDGING. Each of the Portfolios may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. The Managed Portfolio may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

- Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Portfolio to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

- Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

- Foreign currency transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Portfolio than if it had not engaged in such transactions.

SHORT SALES. The Portfolios may engage in covered short sales. A "short sale" is the sale by the Portfolios of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolios will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolios may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Portfolio either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the difference between the market value of the securities and the short sale price.

SECURITIES LENDING. The Portfolios may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of their total assets, including collateral received for securities lent. There is a risk that when a Portfolio lends Portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at the desirable price.

ACTIVE PORTFOLIO TRADING. The Managed and High-Yield Bond Portfolios may have high turnover rates, which may have an adverse effect on the Portfolios' performance due to additional expenses.

                              ACCOUNT INFORMATION

     Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (the "Contracts") of MONY Life Insurance Company ("MONY") and its affiliates. All shares of the Portfolios are currently owned by "Separate Accounts" of MONY and its affiliates. The Separate Accounts invest in shares of the Portfolios in accordance with the allocation instructions received from holders of the Contracts. You should be aware that the Contracts involve fees and expenses that are not described in this Prospectus and that the Contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular Contract. MONY is under common control with, and therefore affiliated with the Advisor. In the future, shares of the Portfolios may be sold to Separate Accounts and other eligible investors that are not affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various investors in the Portfolios. If such a conflict were to occur, one or more investors might withdraw their investments in the Portfolios. This might force one or more of the Portfolios to sell portfolio securities at disadvantageous prices. You will find information about purchasing a Contract in the Prospectus that offers such Contracts, which accompanies this Prospectus.

REPORTS TO CONTRACTHOLDERS

     Every year the Portfolios will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information. To reduce expenses, the Portfolios will send one annual contractholder report, one semi-annual contractholder report and one annual prospectus per household, unless you instruct the Portfolios or your financial advisor otherwise.

                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

     The purchase or redemption price of a Portfolio share is its next determined net asset value per share. The net asset value per share is calculated separately for each Portfolio. Each Portfolio calculates a share's net asset value by dividing net assets of the Portfolio by the total number of outstanding shares of such Portfolio.

     The Portfolios calculate net asset value at the close of regular trading on each day the New York Stock Exchange is open. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     If market quotations are not readily available or do not accurately reflect fair value for a security at the time the Portfolios' net asset value is calculated, such security may be valued at its fair value, as determined by methods approved by the Board of Trustees. This most commonly occurs with foreign securities, but may occur with domestic securities as well. For example, if a significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Portfolio's net asset value, the Portfolio may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

     The Portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. As a result, the value of the Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio will annually distribute substantially all of its net investment income and realized net capital gains, if any.

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid at net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions.

     Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes. For information concerning the federal income tax consequences to holders of the Contracts, see the accompanying Prospectus for the Contracts.

                              PORTFOLIO MANAGEMENT

THE INVESTMENT ADVISOR

     Enterprise Capital Management, Inc. (the "Advisor") serves as the investment advisor to each of the Portfolios. The Advisor selects Portfolio Managers for the Portfolios, subject to the approval of the Board of Trustees of the Portfolios, and reviews each Portfolio Manager's continued performance. Evaluation Associates, Inc., which has 32 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Portfolio Managers. The Advisor also provides various administrative services.

     The SEC has issued an exemptive order that permits the Advisor to enter into or amend Agreements with unaffiliated Portfolio Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with the Trustees' approval, to employ new Portfolio Managers for the Portfolios, change the terms of the Agreements with Portfolio Managers or enter into a new Agreement with a Portfolio Manager. Shareholders of a Portfolio have the right to terminate an Agreement with a Portfolio Manager at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The Portfolio will notify shareholders of any Portfolio Manager changes or other material amendments to the Agreements with Portfolio Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, also serves as investment advisor to The Enterprise Group of Funds, Inc. and Enterprise Global Funds plc. Performance of the Funds of The Enterprise Group of Funds, Inc. that are similar to the Portfolios may differ from those of the Enterprise Accumulation Trust Portfolios due to a number of factors including the size of such Portfolios, investment cash flows and redemptions. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

     For the fiscal year ended December 31, 2003, the following table sets forth the fee paid to the Advisor by each Portfolio, and the fee paid by the Advisor to the Portfolio Managers for each Portfolio.

                                                                             FEE FROM ADVISOR
                                                  FEE TO ADVISOR           TO PORTFOLIO MANAGER
                                                (AS A PERCENTAGE OF         (AS A PERCENTAGE OF
NAME OF PORTFOLIO                            AVERAGE DAILY NET ASSETS)   AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio................            1.00%              0.40%
Small Company Growth Portfolio............            1.00%              0.62%
Small Company Value Portfolio.............            0.80%              0.40%
Capital Appreciation Portfolio............            0.75%              0.45%
Equity Portfolio..........................            0.80%              0.40%
Equity Income Portfolio...................            0.75%              0.30%
Growth Portfolio..........................            0.75%              0.30%
Growth and Income Portfolio...............            0.75%              0.28%
International Growth Portfolio............            0.85%              0.40%
Managed Portfolio.........................            0.78%              0.26%
High-Yield Bond Portfolio.................            0.60%              0.30%

THE PORTFOLIO MANAGERS

     The following chart sets forth certain information about each of the Portfolio Managers. The Portfolio Managers are responsible for the day-to-day management of the Portfolios. The Portfolio Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Portfolio Managers manage assets of nearly $1 trillion for all clients, including Enterprise Accumulation Trust.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Multi-Cap Growth Portfolio        Alger has been an investment     Dave Hyun is responsible for
                                    advisor since 1964. As of        the day-to-day management of
  Fred Alger Management, Inc.       December 31, 2003, total assets  the Portfolio. Mr. Hyun has
  ("Alger")                         under management for all         been employed by Alger since
  111 Fifth Avenue                  clients were approximately       2001 as Executive Vice
  2nd Floor                         $10.8 billion. Usual investment  President and Portfolio
  New York, New York 10003          minimum is $10 million.          Manager. From 2000- 2001, Mr.
                                                                     Hyun served as a Portfolio
                                                                     Manager at Oppenheimer Funds.
                                                                     Mr. Hyun previously served at
                                                                     Alger from 1991-2000 as an
                                                                     analyst and as Senior Vice
                                                                     President and Portfolio
                                                                     Manager.
  Small Company Growth Portfolio    Witter has provided investment   Walter T. Prendergast, Managing
                                    counseling since 1977. As of     Director of Witter, leads a
  William D. Witter, Inc.           December 31, 2003 total assets   team responsible for the
  ("Witter")                        under management for all         day-to-day management of the
  One Citicorp Center               clients were $1.9 billion.       Portfolio. Mr. Prendergast
  153 East 53rd Street              Usual investment minimum is $1   joined Witter in 2003 and was
  New York, New York 10022          million.                         previously employed as managing
                                                                     director of Weiss, Peck and
                                                                     Greer Investments LLC since
                                                                     1996.
  Small Company Value Portfolio     GAMCO's predecessor, Gabelli &   Mario J. Gabelli has served as
                                    Company, Inc., was founded in    Chief Investment Officer of
  GAMCO Investors, Inc.             1977. As of December 31, 2003    GAMCO since its inception in
  ("GAMCO")                         total assets under management    1977 and is responsible for the
  One Corporate Center              for all clients were $27.6       day-to-day management of the
  Rye, New York 10580               billion. Usual investment        Portfolio. He has more than 36
                                    minimum is $1 million.           years' experience in the
                                                                     investment industry.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Capital Appreciation Portfolio    Marsico has been providing       Thomas F. Marsico is the Chief
                                    investment counseling since      Investment Officer of Marsico
  Marsico Capital Management, LLC   1997. As of December 31, 2003,   and co-manages the investment
  ("Marsico")                       total assets under management    program of the Capital
  1200 17th Street                  for all clients were             Appreciation Portfolio. Mr.
  Suite 1300                        approximately $30.5 billion.     Marsico has over 25 years of
  Denver, Colorado 80202            Usual investment minimum is      experience as a securities
                                    $100 million.                    analyst and a portfolio
                                                                     manager. Prior to forming
                                                                     Marsico, he served as portfolio
                                                                     manager of the Janus Twenty
                                                                     Fund from January 1988 through
                                                                     August 1997 and of the Janus
                                                                     Growth and Income Fund from May
                                                                     1991 through August 1997. James
                                                                     A. Hillary co-manages the
                                                                     Capital Appreciation Portfolio
                                                                     with Mr. Marsico. Mr. Hillary
                                                                     has 15 years of experience as a
                                                                     securities analyst and
                                                                     portfolio manager and was a
                                                                     founding member of Marsico.
                                                                     Prior to joining Marsico in
                                                                     1997, Mr. Hillary was a
                                                                     portfolio manager at W.H.
                                                                     Reaves, a New Jersey-based
                                                                     money management firm.
  Equity Portfolio                  TCW was founded in 1971 and as   Glen E. Bickerstaff, Group
                                    of December 31, 2003, TCW and    Managing Director; Craig C.
  TCW Investment Management         its affiliated companies had     Blum, Senior Vice President;
  Company                           approximately $89.6 billion      and Stephen A. Burlingame,
  ("TCW")                           under management. Usual          Senior Vice President, are
  865 South Figueroa Street         investment minimum for equity    responsible for the day-to-day
  Suite 1800                        accounts is $100 million.        management of the Portfolio.
  Los Angeles, California 90017                                      Mr. Bickerstaff joined TCW in
                                                                     May of 1998 and has more than
                                                                     23 years of investment industry
                                                                     experience. He previously
                                                                     served as Senior Portfolio
                                                                     Manager and Vice President for
                                                                     Transamerica Investment
                                                                     Services immediately before
                                                                     joining TCW from 1987 to 1998.
                                                                     Mr. Blum has been employed with
                                                                     TCW since July 1999. Prior to
                                                                     joining TCW, he was a financial
                                                                     analyst with FMAC Capital
                                                                     Markets in Los Angeles. Mr.
                                                                     Burlingame has been employed
                                                                     with TCW since 2000. Prior to
                                                                     joining TCW, he was an equities
                                                                     analyst at Brandywine Asset
                                                                     Management.
  Equity Income Portfolio           Boston Advisors has been         The day-to-day management of
                                    providing investment counseling  this Portfolio is performed by
  Boston Advisors, Inc.             since 1971. Boston Advisors is   an investment management team
  ("Boston Advisors")               an affiliate of the Advisor.     chaired by Michael J.
  One Federal Street, 26th Floor    Total assets under management    Vogelzang, President and Chief
  Boston, Massachusetts 02110       for Boston Advisors as of        Investment Officer. Mr.
                                    December 31, 2003, were          Vogelzang has served in his
                                    approximately $4.1 billion.      present position since 1997 and
                                    Usual investment minimum is $5   has more than 19 years'
                                    million.                         experience in the investment
                                                                     industry.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Growth Portfolio                  Montag & Caldwell has served as  Ronald E. Canakaris, President
                                    the Portfolio Manager to Alpha   and Chief Investment Officer of
  Montag & Caldwell, Inc.           Fund, Inc., the predecessor of   Montag & Caldwell, is
  ("Montag & Caldwell")             the Growth Portfolio since the   responsible for the day-to-day
  3455 Peachtree Road, N.E.         Portfolio was organized in       investment management of the
  Suite 1200                        1968. Montag & Caldwell and its  Growth Portfolio and has more
  Atlanta, Georgia 30326-3248       predecessors have been engaged   than 34 years' experience in
                                    in the business of providing     the investment industry. He has
                                    investment counseling to         been President of Montag &
                                    individuals and institutions     Caldwell for more than 18
                                    since 1945. Total assets under   years.
                                    management for all clients were
                                    approximately $30.9 billion as
                                    of December 31, 2003. Usual
                                    investment minimum is $40
                                    million.
  Growth and Income Portfolio       UBS Global AM has provided       John C. Leonard leads a team
                                    investment counseling for over   that manages the Portfolio. He
  UBS Global Asset Management       50 years. It is an indirect,     is Managing Director of North
  (Americas) Inc.                   wholly- owned subsidiary of UBS  American Core Equities and has
  ("UBS Global AM")                 AG. As of December 31, 2003,     been with UBS Global AM since
  One North Wacker Drive            assets under management were     1991. He has more than 18
  Chicago, Illinois 60606           $39 billion. Usual account       years' investment industry
                                    minimum is $25 million.          experience.
  International Growth Portfolio    SSgA is affiliated with State    Day-to-day management of the
                                    Street Global Advisors, which    International Growth Portfolio
  SSgA Funds Management, Inc.       was established in 1978. As of   is performed by an investment
  ("SSgA")                          December 31, 2003, SSgA had $76  management team.
  State Street Financial Center     billion in assets under
  One Lincoln Street                management. Usual investment
  Boston, Massachusetts 02111-2900  minimum is $10 million.
  Managed Portfolio                 Wellington Management has        Day-to-day management of this
                                    provided investment counseling   Portfolio is managed by an
  Wellington Management Company,    services since 1928, and as of   investment management team.
  LLP                               December 31, 2003, had assets
  ("Wellington Management")         under management for all
  75 State Street                   clients of approximately $394
  Boston, Massachusetts 02109       billion. The usual minimum for
                                    separate account investment is
                                    generally $25 million.
  High-Yield Bond Portfolio         Caywood-Scholl has provided      James Caywood, Managing
                                    investment advice with respect   Director and Chief Investment
  Caywood-Scholl Capital            to high-yield, low grade fixed   Officer; Eric Scholl, Managing
  Management                        income instruments since 1986.   Director and President; and Tom
  ("Caywood-Scholl")                As of December 31, 2003, assets  Saake, Managing Director, are
  4350 Executive Drive, Suite 125   under management for all         responsible for day-to-day
  San Diego, California 92121       clients approximated $2          management of the Portfolio.
                                    billion. Usual investment        Mr. Caywood has more than 35
                                    minimum is $3 million.           years' investment industry
                                                                     experience. He joined Caywood-
                                                                     Scholl in 1986 as Managing
                                                                     Director and Chief Investment
                                                                     Officer and has held those
                                                                     positions since 1986. Eric
                                                                     Scholl joined Caywood-Scholl in
                                                                     1992 as partner and President.
                                                                     He has served as Portfolio
                                                                     Manager since 2002. He has 25
                                                                     years' investment experience.
                                                                     Tom Saake has been with
                                                                     Caywood-Scholl since 1990 and
                                                                     has served as a Portfolio
                                                                     Manager since 1996. He has 13
                                                                     years' investment experience.

                              FINANCIAL HIGHLIGHTS
        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

The financial highlights table is intended to help you understand the financial performance of the Portfolios. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent auditors. The financial statements and the independent auditors' report thereon are incorporated by reference into the Statement of Additional Information and may be obtained upon request.

                                                                 FOR THE YEARS ENDED DECEMBER 31,                 FOR THE PERIOD
                                                    -----------------------------------------------------------   7/15/99 THROUGH
MULTI-CAP GROWTH PORTFOLIO                           2003           2002             2001              2000         12/31/1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............  $  5.51        $  8.43          $ 10.15          $  14.63         $  5.00
                                                    -----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)......................    (0.04)(C)      (0.05)(C)        (0.02)(C)         (0.02)(C)       (0.01)(C)
Net realized and unrealized gain (loss) on
 investments......................................     1.94          (2.87)           (1.70)            (4.45)           9.64
                                                    -----------------------------------------------------------------------------
Total from investment operations..................     1.90          (2.92)           (1.72)            (4.47)           9.63
                                                    -----------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income..............       --             --               --                --              --
Distributions from capital gains..................       --             --               --             (0.01)             --
                                                    -----------------------------------------------------------------------------
Total distributions...............................       --             --               --             (0.01)             --
                                                    -----------------------------------------------------------------------------
Net asset value, end of period....................  $  7.41        $  5.51          $  8.43          $  10.15         $ 14.63
                                                    -----------------------------------------------------------------------------
Total return......................................    34.48%        (34.64)%         (16.95)%          (30.59)%        192.60%(B)
Net assets end of period (in thousands)...........  $68,053        $52,586          $99,957          $128,714         $47,960
Ratio of expenses to average net assets...........     1.30%          1.13%            1.10%             1.10%           1.40%(A)
Ratio of expenses to average net assets (excluding
 expense offset arrangements).....................     1.30%          1.13%            1.10%             1.10%           1.52%(A)
Ratio of net investment income (loss) to average
 net assets.......................................    (0.68)%        (0.68)%          (0.23)%           (0.13)%         (0.21)%(A)
Portfolio turnover rate...........................      164%           192%             107%              128%             21%

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                                 2003         2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $   5.98     $   7.87       $   8.60       $   8.50       $   5.46
                                                             --------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)...............................     (0.07)(C)    (0.05)(C)      (0.05)(C)      (0.03)(C)      (0.05)(C)
Net realized and unrealized gain (loss) on investments.....      1.45        (1.84)         (0.38)          0.20           3.09
                                                             --------------------------------------------------------------------
Total from investment operations...........................      1.38        (1.89)         (0.43)          0.17           3.04
                                                             --------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income.......................        --           --             --             --             --
Distributions from capital gains...........................        --           --          (0.30)         (0.07)            --
                                                             --------------------------------------------------------------------
Total distributions........................................        --           --          (0.30)         (0.07)            --
                                                             --------------------------------------------------------------------
Net asset value, end of period.............................  $   7.36     $   5.98       $   7.87       $   8.60       $   8.50
                                                             --------------------------------------------------------------------
Total return...............................................     23.08%      (24.02)%        (3.80)%         1.90%         55.68%
Net assets end of period (in thousands)....................  $ 83,897     $ 66,203       $ 82,591       $ 82,061       $ 23,429
Ratio of expenses to average net assets....................      1.29%        1.12%          1.10%          1.11%          1.40%
Ratio of expenses to average net assets (excluding
 reimbursement)............................................      1.29%        1.12%          1.10%          1.11%          1.55%
Ratio of net investment income (loss) to average net
 assets....................................................     (1.03)%      (0.79)%        (0.62)%        (0.32)%        (0.81)%
Portfolio turnover rate....................................        85%          37%            40%            47%            37%

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO                                  2003         2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $  17.16     $  19.59       $  26.19       $  31.45       $  27.36
                                                             --------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)...............................      0.00(C,D)    0.03(C)        0.08(C)        0.07(C)        0.04(C)
Net realized and unrealized gain (loss) on investments.....      6.42        (1.87)          0.21           0.71           6.27
                                                             --------------------------------------------------------------------
Total from investment operations...........................      6.42        (1.84)          0.29           0.78           6.31
                                                             --------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income.......................     (0.02)       (0.07)         (0.07)         (0.05)         (0.16)
Distributions from capital gains...........................        --        (0.52)         (6.82)         (5.99)         (2.06)
                                                             --------------------------------------------------------------------
Total distributions........................................     (0.02)       (0.59)         (6.89)         (6.04)         (2.22)
                                                             --------------------------------------------------------------------
Net asset value, end of period.............................  $  23.56     $  17.16       $  19.59       $  26.19       $  31.45
                                                             --------------------------------------------------------------------
Total return...............................................     37.43%       (9.25)%         5.25%          2.52%         24.02%
Net assets end of period (in thousands)....................  $396,914     $306,445       $359,481       $351,270       $455,563
Ratio of expenses to average net assets....................      1.08%        0.92%          0.90%          0.89%          0.84%
Ratio of net investment income (loss) to average net
 assets....................................................      0.01%        0.14%          0.35%          0.23%          0.12%
Portfolio turnover rate....................................         8%          10%            29%            41%            23%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO                        2003           2002             2001             2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............    $   4.73       $   5.69         $   7.09         $   8.65          $   5.57
                                                    -----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)....................       (0.01)(C)      (0.01)(C)         0.00(C,D)        0.05(C)          (0.03)(C)
Net realized and unrealized gain (loss) on
 investments....................................        1.57          (0.95)           (1.36)           (1.20)             3.11
                                                    -----------------------------------------------------------------------------
Total from investment operations................        1.56          (0.96)           (1.36)           (1.15)             3.08
                                                    -----------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income............          --             --            (0.04)              --                --
Distributions from capital gains................          --             --               --            (0.41)               --
                                                    -----------------------------------------------------------------------------
Total distributions.............................          --             --            (0.04)           (0.41)               --
                                                    -----------------------------------------------------------------------------
Net asset value, end of period..................    $   6.29       $   4.73         $   5.69         $   7.09          $   8.65
                                                    -----------------------------------------------------------------------------
Total return....................................       32.98%        (16.87)%         (19.11)%         (13.82)%           55.30%
Net assets end of period (in thousands).........    $ 54,637       $ 43,614         $ 57,542         $ 72,982          $ 33,129
Ratio of expenses to average net assets
 (excluding expense offset arrangements)........        1.05%          0.88%            0.87%            0.86%             1.16%
Ratio of expenses to average net assets.........        1.01%          0.87%            0.86%            0.86%             1.16%
Ratio of net investment income (loss) to average
 net assets.....................................       (0.26)%        (0.15)%          (0.04)%           0.62%            (0.41)%
Portfolio turnover rate.........................          75%           109%             115%             123%              247%

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
EQUITY PORTFOLIO                                            2003           2002            2001            2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..................    $  12.24       $  17.34        $  27.92        $  38.62       $  36.82
                                                          -----------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)..........................       (0.11)(C)      (0.08)(C)       (0.14)(C)       (0.21)(C)       0.23(C)
Net realized and unrealized gain (loss) on
 investments..........................................        6.59          (5.02)          (6.42)           0.27           4.86
                                                          -----------------------------------------------------------------------
Total from investment operations......................        6.48          (5.10)          (6.56)           0.06           5.09
                                                          -----------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income..................          --             --              --           (0.29)         (0.52)
Distributions from capital gains......................          --             --           (4.02)         (10.47)         (2.77)
                                                          -----------------------------------------------------------------------
Total distributions...................................          --             --           (4.02)         (10.76)         (3.29)
                                                          -----------------------------------------------------------------------
Net asset value, end of period........................    $  18.72       $  12.24        $  17.34        $  27.92       $  38.62
                                                          -----------------------------------------------------------------------
Total return..........................................       52.94%        (29.41)%        (18.81)%         (5.18)%        15.61%
Net assets end of period (in thousands)...............    $282,945       $199,587        $347,320        $487,915       $587,324
Ratio of expenses to average net assets (excluding
 expense offset arrangements).........................        1.08%          0.90%           0.88%           0.87%          0.82%
Ratio of expenses to average net assets...............        1.06%          0.89%           0.88%           0.87%          0.82%
Ratio of net investment income (loss) to average net
 assets...............................................       (0.70)%        (0.58)%         (0.65)%         (0.55)%         0.63%
Portfolio turnover rate...............................          19%            15%             21%             44%           155%

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
EQUITY INCOME PORTFOLIO                                           2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $   4.22      $   5.02      $   5.69      $   5.37      $   5.09
                                                                ----------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................        0.08(C)       0.07(C)       0.07(C)       0.08(C)       0.06(C)
Net realized and unrealized gain (loss) on investments......        1.04         (0.81)        (0.69)         0.26          0.23
                                                                ----------------------------------------------------------------
Total from investment operations............................        1.12         (0.74)        (0.62)         0.34          0.29
                                                                ----------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................       (0.07)        (0.06)        (0.05)        (0.02)        (0.01)
Distributions from capital gains............................          --            --            --            --            --
                                                                ----------------------------------------------------------------
Total distributions.........................................       (0.07)        (0.06)        (0.05)        (0.02)        (0.01)
                                                                ----------------------------------------------------------------
Net asset value, end of period..............................    $   5.27      $   4.22      $   5.02      $   5.69      $   5.37
                                                                ----------------------------------------------------------------
Total return................................................       26.65%       (14.76)%      (10.75)%        6.45%         5.70%
Net assets end of period (in thousands).....................    $ 48,094      $ 37,716      $ 40,506      $ 32,829      $ 27,997
Ratio of expenses to average net assets.....................        1.05%         0.90%         0.88%         0.88%         1.05%
Ratio of expenses to average net assets (excluding
 reimbursement).............................................        1.06%         0.90%         0.88%         0.88%         1.20%
Ratio of net investment income (loss) to average net
 assets.....................................................        1.70%         1.44%         1.43%         1.43%         1.21%
Portfolio turnover rate.....................................         103%           35%           36%           37%           18%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
GROWTH PORTFOLIO                                       2003             2002             2001             2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............    $   3.98         $   5.21         $   5.99         $   6.56        $   5.27
                                                    ----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss).....................        0.01(C)          0.02(C)          0.02(C)          0.03(C)         0.02(C)
Net realized and unrealized gain (loss) on
 investments.....................................        0.67            (1.23)           (0.78)           (0.54)           1.27
                                                    ----------------------------------------------------------------------------
Total from investment operations.................        0.68            (1.21)           (0.76)           (0.51)           1.29
                                                    ----------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income.............       (0.02)           (0.02)           (0.02)           (0.01)             --
Distributions from capital gains.................          --               --               --            (0.05)             --
                                                    ----------------------------------------------------------------------------
Total distributions..............................       (0.02)           (0.02)           (0.02)           (0.06)             --
                                                    ----------------------------------------------------------------------------
Net asset value, end of period...................    $   4.64         $   3.98         $   5.21         $   5.99        $   6.56
                                                    ----------------------------------------------------------------------------
Total return.....................................       17.05%          (23.26)%         (12.56)%          (7.79)%         24.48%
Net assets end of period (in thousands)..........    $265,471         $208,610         $280,279         $319,207        $230,720
Ratio of expenses to average net assets..........        1.03%            0.86%            0.84%            0.83%           0.84%
Ratio of net investment income (loss) to average
 net assets......................................        0.34%            0.42%            0.34%            0.45%           0.29%
Portfolio turnover rate..........................          40%              42%              52%              56%             30%

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO                            2003             2002             2001             2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............    $   3.95         $   5.41         $   6.20         $   6.16        $   5.11
                                                    ----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss).....................        0.04(C)          0.04(C)          0.05(C)          0.07(C)         0.07(C)
Net realized and unrealized gain (loss) on
 investments.....................................        1.04            (1.45)           (0.79)           (0.01)           0.98
                                                    ----------------------------------------------------------------------------
Total from investment operations.................        1.08            (1.41)           (0.74)            0.06            1.05
                                                    ----------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income.............       (0.04)           (0.05)           (0.05)           (0.02)             --
Distributions from capital gains.................          --               --               --            (0.00)(D)       (0.00)(D)
                                                    ----------------------------------------------------------------------------
Total distributions..............................       (0.04)           (0.05)           (0.05)           (0.02)             --
                                                    ----------------------------------------------------------------------------
Net asset value, end of period...................    $   4.99         $   3.95         $   5.41         $   6.20        $   6.16
                                                    ----------------------------------------------------------------------------
Total return.....................................       27.56%          (25.95)%         (11.87)%           0.91%          20.55%
Net assets end of period (in thousands)..........    $127,894         $111,429         $172,531         $171,353        $ 89,887
Ratio of expenses to average net assets..........        1.03%            0.86%            0.85%            0.85%           0.94%
Ratio of net investment income (loss) to average
 net assets......................................        0.84%            0.81%            0.92%            1.09%           1.22%
Portfolio turnover rate..........................         119%              19%               2%               6%              1%

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO                                    2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $   3.46      $   4.33      $   6.94      $   9.29      $   6.74
                                                                ----------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................        0.03(C)       0.05(C)       0.02(C)      (0.01)(C)      0.03(C)
Net realized and unrealized gain (loss) on investments......        1.04         (0.89)        (2.02)        (1.57)         2.74
                                                                ----------------------------------------------------------------
Total from investment operations............................        1.07         (0.84)        (2.00)        (1.58)         2.77
                                                                ----------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................       (0.02)        (0.03)        (0.04)        (0.02)        (0.12)
Distributions from capital gains............................          --            --         (0.57)        (0.75)        (0.10)
                                                                ----------------------------------------------------------------
Total distributions.........................................       (0.02)        (0.03)        (0.61)        (0.77)        (0.22)
                                                                ----------------------------------------------------------------
Net asset value, end of period..............................    $   4.51      $   3.46      $   4.33      $   6.94      $   9.29
                                                                ----------------------------------------------------------------
Total return................................................       30.94%       (19.46)%      (27.80)%      (17.21)%       42.12%
Net assets end of period (in thousands).....................    $ 55,645      $ 44,152      $ 62,742      $100,550      $134,255
Ratio of expenses to average net assets (excluding expense
 offset arrangement)........................................        1.14%         1.06%         1.09%         1.04%         1.01%
Ratio of expenses to average net assets.....................        1.14%         1.06%         1.09%         1.04%         1.01%
Ratio of net investment income (loss) to average net
 assets.....................................................        0.85%         1.22%         0.30%        (0.06)%        0.41%
Portfolio turnover rate.....................................          54%          176%           95%           73%          129%

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
MANAGED PORTFOLIO                                               2003        2002          2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  15.28    $  19.60     $    24.19     $    36.30     $    40.56
                                                              -----------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................      0.19(C)     0.14(C)        0.13(C)        0.45(C)        0.50(C)
Net realized and unrealized gain (loss) on investments......      2.99       (4.30)         (3.10)         (0.23)          2.65
                                                              -----------------------------------------------------------------
Total from investment operations............................      3.18       (4.16)         (2.97)          0.22           3.15
                                                              -----------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................     (0.19)      (0.16)         (0.48)         (0.75)         (0.79)
Distributions from capital gains............................        --          --          (1.14)        (11.58)         (6.62)
                                                              -----------------------------------------------------------------
Total distributions.........................................     (0.19)      (0.16)         (1.62)        (12.33)         (7.41)
                                                              -----------------------------------------------------------------
Net asset value, end of period..............................  $  18.27    $  15.28     $    19.60     $    24.19     $    36.30
                                                              -----------------------------------------------------------------
Total return................................................     20.91%     (21.20)%       (11.15)%         1.46%          9.22%
Net assets end of period (in thousands).....................  $693,844    $663,595     $1,074,983     $1,452,864     $2,292,467
Ratio of expenses to average net assets (excluding expense
 offset arrangements).......................................      1.05%       0.88%          0.85%          0.82%          0.76%
Ratio of expenses to average net assets.....................      1.04%       0.85%          0.84%          0.82%          0.76%
Ratio of net investment income (loss) to average net
 assets.....................................................      1.14%       0.85%          0.60%          1.44%          1.23%
Portfolio turnover rate.....................................        71%        109%           141%            19%            90%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
HIGH-YIELD BOND PORTFOLIO                                       2003        2002          2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $   4.04    $   4.34     $     4.48     $     5.06     $     5.37
                                                              -----------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................      0.33(C)     0.36(C)        0.40(C)        0.46(C)        0.46(C)
Net realized and unrealized gain (loss) on investments......      0.54       (0.30)         (0.14)         (0.58)         (0.26)
                                                              -----------------------------------------------------------------
Total from investment operations............................      0.87        0.06           0.26          (0.12)          0.20
                                                              -----------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................     (0.09)      (0.36)         (0.40)         (0.46)         (0.46)
Distributions from capital gains............................        --          --             --             --          (0.05)
                                                              -----------------------------------------------------------------
Total distributions.........................................     (0.09)      (0.36)         (0.40)         (0.46)         (0.51)
                                                              -----------------------------------------------------------------
Net asset value, end of period..............................  $   4.82    $   4.04     $     4.34     $     4.48     $     5.06
                                                              -----------------------------------------------------------------
Total return................................................     22.64%       1.51%          5.90%         (2.52)%         3.86%
Net assets end of period (in thousands).....................  $ 90,014    $ 77,130     $  107,686     $   88,336     $  109,816
Ratio of expenses to average net assets.....................      0.79%       0.79%          0.77%          0.75%          0.69%
Ratio of net investment income (loss) to average net
 assets.....................................................      7.53%       8.61%          8.92%          9.57%          8.76%
Portfolio turnover rate.....................................        60%         81%            73%            54%            97%

A Annualized.
B Not annualized.
C Based on average shares outstanding.
D Less than $.01 per share.

                              FOR MORE INFORMATION

     The following documents contain more information about the Portfolios and are available free of charge upon request:

         Annual/Semi-annual Reports.   Contain financial statements, performance
     data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last fiscal year.

         Statement of Additional Information ("SAI").   Contains additional
     information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

     You may obtain copies of these documents or ask questions about the Portfolios by contacting:

              MONY Life Insurance Company of New York
              Mail Drop 9-34
              1740 Broadway
              New York, New York 10019
              1-800-487-6669

     Inquiries concerning management and investment policies of the Portfolios should be directed to:

              Enterprise Capital Management, Inc.
              Atlanta Financial Center
              3343 Peachtree Road, Suite 450
              Atlanta, GA 30326
              1-800-432-4320

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC located in Washington, D.C. Call 800-SEC-0330 for information on the operation hours of the Public Reference Room. Information about the Portfolios is also available on the SEC's Web site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009 or at publicinfo@sec.gov.

     You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-05543

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                          ENTERPRISE ACCUMULATION TRUST

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022
                                 1-800-432-4320

                       STATEMENT OF ADDITIONAL INFORMATION

AGGRESSIVE STOCK PORTFOLIOS

         Enterprise Multi-Cap Growth Portfolio
         Enterprise Small Company Growth Portfolio
         Enterprise Small Company Value Portfolio

STOCK PORTFOLIOS

         Enterprise Capital Appreciation Portfolio
         Enterprise Deep Value Portfolio
         Enterprise Equity Portfolio
         Enterprise Equity Income Portfolio
         Enterprise Growth Portfolio
         Enterprise Growth and Income Portfolio

INTERNATIONAL PORTFOLIO

         Enterprise International Growth Portfolio

SECTOR/SPECIALTY PORTFOLIOS



         Enterprise Global Socially Responsive Portfolio
         Enterprise Mergers and Acquisitions Portfolio



DOMESTIC HYBRID PORTFOLIO

         Enterprise Managed Portfolio

INCOME PORTFOLIOS

         Enterprise High-Yield Bond Portfolio
         Enterprise Short Duration Bond Portfolio
         Enterprise Total Return Portfolio


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Enterprise Accumulation Trust (the "Trust") dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC"). The Trust sells shares to variable accounts and MONY Life Insurance Company of America ("MONY America") ("Variable Accounts") that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts). Holders of the Contracts ("Contractholders") can obtain copies of the Trust's Prospectus by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at 1-800-487-6669.


         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.


         The date of this Statement of Additional Information is May 1, 2004.

                                 TABLE OF CONTENTS

                                                                                           Page No.
                                                                                           --------
General Information and History................................................................1

Investment Strategies..........................................................................1

Certain Investment Securities, Techniques and Associated Risks.................................8
         Short-Term Investments................................................................9
         Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities.....9
         Information on Time Deposits and Variable Rate Notes..................................9
         Insured Bank Obligations.............................................................10
         High-Yield Securities................................................................10
         REITs ...............................................................................12
         Hedging Transactions.................................................................12
         Certain Securities - Derivatives.....................................................12
         Dollar Rolls and TBA Securities......................................................16
         Foreign Currency Values and Transactions.............................................16
         Certain Other Securities.............................................................17
         Forward Commitments..................................................................26
         Temporary Defensive Tactics..........................................................27

Diversification...............................................................................27

Investment Restrictions.......................................................................27

Portfolio Turnover............................................................................28

Management of the Trust.......................................................................29

Investment Advisory and Other Services........................................................31
         Investment Advisory Agreement........................................................31
         Portfolio Manager Arrangements.......................................................33

Approval of Advisory and Portfolio Manager's Agreements.......................................35

Purchase, Redemption and Pricing of Securities Being Offered..................................36
         Purchase of Shares...................................................................36
         Redemption of Shares.................................................................36
         Determination of Net Asset Value.....................................................37

Portfolio Transactions and Brokerage..........................................................37

Dividends, Distributions and Taxes............................................................44

Additional Information........................................................................44

Custodian, Transfer and Dividend Disbursing Agent.............................................46

Independent Accountants.......................................................................47

Financial Statements..........................................................................47

Appendix A, Ratings of Corporate Debt Securities..............................................48

Appendix B, Enterprise Accumulation Trust Proxy Voting Policies and Procedures................

Appendix C, Fred Alger Management, Inc. Proxy Voting Policy...................................

Appendix D, William D. Witter, Inc./ISS Proxy Voting Guidelines Summary.......................

Appendix E, GAMCO Investors, Inc. Voting of Proxies...........................................

Appendix F, Marsico Capital Management, LLC Summary of Proxy Voting Policy....................

Appendix G, Wellington Management Company, LLP, Proxy Policies and Procedures.................

Appendix H, TCW Investment Management Company, Summary of Proxy Voting Guidelines and
  Procedures..................................................................................

Appendix I, Boston Advisors, Inc. Proxy Voting Policies and Procedures........................

Appendix J, Montag & Caldwell, Inc. Proxy Voting Policies.....................................

Appendix K, UBS Global Asset Management Global Corporate Philosophy, Voting Guidelines, and
  Policy......................................................................................

Appendix L, SSgA Funds Management, Inc. Proxy Voting Policy...................................

Appendix M, Rockefeller & Co., Inc. Proxy Voting Policies and Procedures......................

Appendix N, Caywood-Scholl Capital Management LLC Policy Statement............................

Appendix O, MONY Capital Management, Inc. Proxy Voting Policies and Procedures................

Appendix P, Proxy Voting Policy for MBIA Capital Management Corp..............................

Appendix Q, Pacific Investment Management Company LLC Proxy Voting Policies and Procedures....

                         GENERAL INFORMATION AND HISTORY


         The Trust was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988, and is registered with the SEC as an open-end diversified management investment company. On
September 16, 1994, it changed its name to Enterprise Accumulation Trust. The Trust's common stock is divided into separate classes, each of which represents shares of a separate portfolio (each a "Portfolio," and collectively, the Portfolios).


                             INVESTMENT STRATEGIES

         The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.


         [Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.]

          Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; products or technologies; restructuring or reorganization; or merger and acquisition.



         Small Company Growth Portfolio. The Small Company Growth Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Portfolio invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Portfolio Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Portfolio Manager looks for sales growth in excess of 15% for three to five years and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         Small Company Value Portfolio. The Small Company Value Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $2.0 billion. The Portfolio Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Portfolio Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


         The Portfolio intends to invest the remaining 20% of its total assets in the same manner but reserves the right to use some or all of the 20% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1.5 billion.


         In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by the current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Portfolio Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Portfolio Manager terms the private market value of the companies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

         Capital Appreciation Portfolio. The Portfolio invests primarily in common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics. The Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up selection. The Portfolio Manager's investment approach emphasizes large capitalization U.S. companies that, in the Portfolio Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

         The Portfolio's stock selection process stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, strong global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

         Deep Value Portfolio. The Portfolio invests primarily in deep value stocks, which are stocks that are generally out of favor with investors and trading at prices below what the Portfolio Manager feels the stocks are worth in relation to their value. The Portfolio invests primarily in large capitalization companies whose stocks the Portfolio Manager considers to be undervalued stocks. The Portfolio may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Portfolio Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Portfolio Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Portfolio's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

         Equity Portfolio. The Equity Portfolio invests normally at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio invests in U.S. common stocks of companies that meet the Portfolio Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Portfolio Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Portfolio may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         Equity Income Portfolio. The Equity Income Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with an above-market level of dividend income. The Portfolio Manager has three objectives in constructing the portfolio: 1) Each individual stock holding will pay a dividend at least annually; 2) The overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and 3) At least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Portfolio's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Portfolio invests in stocks that have low valuation characteristics and exhibit signs of business momentum.



         Growth Portfolio. The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

         Growth and Income Portfolio. The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Portfolio may also invest in companies that have the potential to provide dividend income.

         In selecting securities, the Portfolio Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics.

         International Growth Portfolio. It is an operating policy of the Portfolio that normally it will invest at least 80% of its net assets in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

         The International Growth Portfolio will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Portfolio may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

         The International Growth Portfolio will normally have at least 65% of its total assets invested in European and Pacific Basin equity securities. The International Growth Portfolio intends to broadly diversify investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The selection of the securities in which the International Growth Portfolio will invest not be limited to companies of any particular size.

         Global Socially Responsive Portfolio. Like other socially responsible investment vehicles, the Portfolio does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Portfolio also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Portfolio also avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing.

         In addition to this avoidance strategy, the Portfolio also actively looks for companies that are developing solutions to significant social problems by means of good direction, leadership and momentum. The Portfolio Manager evaluates companies for their criteria in the following areas:

         Human Rights- companies' policies towards matters of justice and equity and a living wage.

         Public Health- ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

         Governance- companies' policies and procedures, particularly in the relationship between the Board and management and between the company and its shareholders. The Portfolio Manager looks for diversity among the Board, for leadership in representing the ownership interests of shareholders and for transparency of reporting and accountability.

         Products and Marketing- product quality and customer service as well as the practice of responsible marketing. The Portfolio Manager places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.


         Workplace Environment- the degree to which human resources and other policies are supportive of workers and their families. The Portfolio Manager looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

         Environmental Stewardship- the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

         Community- ways in which companies use their influence to support and sustain the communities in which they operate These criteria represent standards that very few companies can satisfy. The Portfolio Manager will use subjective judgment in evaluating companies in the context of these criteria. These criteria may be changed by the Board of Trustees without shareholder approval. In some cases, the Portfolio may invest in a company that does not satisfy these social criteria if the Portfolio Manager believes that the company is developing solutions to social problems. For example, the Portfolio may invest in stock of a company that is known to pollute the environment if the Portfolio Manager believes the company's management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions.

         The Portfolio Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the Portfolio Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Portfolio Manager seeks companies that combine this social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Portfolio Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own "growth" stocks when they are undervalued and "value" stocks when they are attractive.

         The Portfolio will invest up to 1% of its total assets in "community development" loans or investments, including deposits with community development banks, credit unions and federally sponsored CDFIs and other similar organizations around the world. These investments often lack liquidity. The Portfolio Manager, on behalf of the Portfolio, will vote proxies from portfolio companies on social resolutions in a manner consistent with its social policy and will disclose its votes at the end of the "season."

         Mergers and Acquisitions Portfolio. The Portfolio invests primarily in securities of companies that are or could be the subject of a takeover.

         The Portfolio Manager seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Portfolio Manager's assessment of their "private market value." Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Portfolio Manager also will engage in arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Portfolio the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

         In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Portfolio Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Mergers and Acquisitions Portfolio, thereby increasing its brokerage and other transaction expenses. The Portfolio Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.



         Managed Portfolio. The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 50% to 80% of Portfolio assets will be invested in equity securities, 30% of assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time within designated ranges based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Portfolio Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of fund assets. In addition, the Portfolio may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.



         The Portfolio's equity investments will be primarily large capitalization companies; however, the Portfolio may invest in companies of any size. The strategy for the equity portion of the Portfolio is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Portfolio include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

         While the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities, mortgage backed securities and dollar denominated debt of non-US issuers. The Portfolio may invest up to 20% of its total assets in foreign equity and debt securities provided that they are either: 1) listed on a domestic or foreign securities exchange; 2) represented by ADRs or EDRs listed on a domestic securities exchange; or 3) traded in the US over-the-counter market. The Portfolio Manager considers selling securities of issuers that no longer meet its criteria.

         High-Yield Bond Portfolio. The High-Yield Bond Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's or B- to BB+ by S&P, which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

         Short Duration Bond Portfolio. The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. To help maintain a high level of share price stability, the Portfolio seeks to keep the average duration of the overall portfolio between one year and three years. The Portfolio may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Portfolio will range from one to four years. The Portfolio may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Portfolio may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Portfolio's exposure to investment risks. The Portfolio will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Portfolio will not invest in securities rated below "BBB." The Portfolio will maintain a minimum average credit quality rating of "A" in its portfolio.


         Total Return Portfolio. This Portfolio invests primarily in fixed income instruments, including investment grade debt securities and high-yield debt securities. The Portfolio may also invest in any of the components of the Lehman Brothers U.S. Universal Index, which include, but are not limited to, fixed income securities issued in U.S. dollars, high-yield securities, Eurobonds, illiquid securities and emerging market debt. The Portfolio may also invest in convertible securities and in equity securities.

         Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolio to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

         Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

Short-Term Investments


         Each Portfolio may invest a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include, but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth and Global Socially Responsive Portfolios may invest in, both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.


Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Information on Time Deposits and Variable Rate Notes


         The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid investments set forth below in the Certain Other Securities section below.



         The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.


Insured Bank Obligations

         The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determined that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

High-Yield Securities


         The Portfolios, other than the Short Duration Bond Portfolio, may invest in high-yield securities. Notwithstanding the investment policies and restrictions applicable to the Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:


         High-Yield Bond Market. The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.


         Sensitivity to Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively affecting the net asset value of the Portfolios. High-yield bond prices may not increase as much, relatively, as the prices of Treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.


         Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which a Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the Portfolio. In addition, such redemptions or calls may reduce the Portfolio's asset base over which the Portfolio's investment expenses may be spread.

         Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

         Tax Considerations. To the extent that a Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Portfolio may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("IRC").


         Portfolio Composition. As of December 31, 2003, the High-Yield Bond Portfolio consisted of securities classified as follows:




                                                                  PERCENTAGE OF
                                                                      TOTAL
                   RATINGS                                         INVESTMENTS
                   -------                                        -------------
AAA.........................................................           0.0%
Baa1-Baa3...................................................           2.7%
Ba1-Ba3.....................................................          32.9%
B1-B3.......................................................          57.7%
Caa.........................................................           2.7%

Non-rated*...................................................          3.9%



*Equivalent ratings for these securities would have been the following: 0.3% BBB; 0.4% BB; 0.3% B3/B; 2.0% CCC; and 0.9% is currently in bankruptcy.


REITS


         Each Portfolio, the Income Portfolios (as noted below), may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). The Multi-Cap Growth Portfolio is subject to a 15% limitation. REITs are pooled investment vehicles which invest in real estate and real estate-related loans.


HEDGING TRANSACTIONS


         Except as otherwise indicated, the Portfolio Managers may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. The Managed Portfolio may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished through direct purchase and sale of financial instruments. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. Hedging strategies may not be successful in reducing the Portfolios' exposure to changes in equity or bond values, interest rates or currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Portfolios to successfully utilize any hedging strategies will depend on their Portfolio Managers' ability to predict relevant market correlations, which cannot be assured. The Portfolios are not required to use hedging and may choose not to do so.


         Other than the Multi-Cap Growth and Total Return Portfolios, the Portfolios will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios.

CERTAIN SECURITIES - DERIVATIVES

         The Portfolios may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. Unless otherwise indicated, a Portfolio may not invest in such securities if, immediately thereafter, more than 10% of its net assets would be hedged. A Portfolio also may not invest in such securities if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for such options would exceed 5% of the Portfolio's net assets. The foregoing limitations do not apply to the Total Return Portfolio, which may invest without limitation in derivatives.


         Call Options. The Multi-Cap Growth, Mergers and Acquisitions, and Total Return Portfolios may purchase call options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Portfolios may write (sell) call options ("calls") that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. The Portfolios may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio, Global Socially Responsive Portfolio and Total Return Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.


         A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Portfolio will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         Generally, a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

         The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to the Portfolio to sell the underlying security before that time.

         Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation which performs the obligations of its members which fail to do so in connection with the purchase or sale of options.


         The Portfolios may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, the Portfolios will invest in such options only to the extent consistent with their limit on investments in illiquid securities.

         Put Options. The Portfolios may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indices. The Portfolios may write covered Puts. The Portfolios will receive premium income from writing covered Puts, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Portfolio may invest up to 10% of its total assets in Puts.


         Futures Contracts. All Portfolios may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. The Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in a Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, a Portfolio may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.

         The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market if a Portfolio attempts to enter into a closing position; (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the risk that the Portfolio Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.


         Index Options. All Portfolios, except the High-Yield Bond, Total Return and Short Duration Bond Portfolios, may invest in options on stock indices. These options are based on indices of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

         For a call option on an index, the option is covered if a Portfolio maintains with its sub-custodian cash or liquid securities equal to the contract value.


         The use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on its Portfolio Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

         Interest Rate Swaps. In order to attempt to protect a Portfolio's investments from interest rate fluctuations, the Portfolios may engage in interest rate swaps. Generally, except for the Multi-Cap Growth and Total Return Portfolios, the Portfolios intend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Portfolio and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Portfolios will enter into interest rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid debt securities having an aggregate net asset value at least equal to the accrued excess, will be segregated by the Portfolio. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


         For purposes of applying the Portfolios' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Fund (i.e., where the Portfolio is selling credit default protection); however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         Mortgage-Related Securities and Asset-Backed Securities. The Total Return Portfolio and the Managed Portfolio may invest without limit in such assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. The Total Return and Managed Portfolios may invest without limit in such securities. The Short Duration Bond Portfolio may invest without limit in the following types of
CMOs: Planned Amortization Class ("PAC"), Sequential Pay Bonds and mortgage pass-through securities. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

          While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All of these securities are volatile; they also have particular risks in differing interest rate environments as described below. The Short Duration Bond Portfolio can invest up to 30% of its net assets in Floaters, but may not invest in inverse floaters. The Short Duration Bond Portfolio also cannot invest in IOs or POs.


         The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing the Portfolio's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments.


         Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.


         The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.


         Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Managers (subject to the oversight of the Trustees, the investment restriction limiting the Portfolios' investment in illiquid instruments will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the respective Portfolio Managers (subject to the oversight of the Board of Trustees) such IOs and POs are readily marketable.



         As new types of mortgage-related securities are developed and offered to investors, the Portfolio Managers will, consistent with the Portfolios' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.


Dollar Rolls and TBA Securities


         The Managed Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where the Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.


Foreign Currency Values and Transactions


         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth, Global Financial Services, Total Return and Global Socially Responsive Portfolios (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the foregoing Portfolios may incur costs in connection with conversions between various currencies.

         To manage exposure to currency fluctuations, the Portfolios may alter equity or money market exposures (in its normal asset allocation mix as previously identified, where applicable), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolios will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolios to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

         The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolios will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When a Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

         At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.


         The Portfolios also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolios' exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolios will be "covered", which means that the Portfolios will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolios, the Portfolios will establish a segregated account with their custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Portfolios would be required to pay upon exercise of the put.



         The Global Socially Responsive, International Growth, and Total Return Portfolios may also engage in currency swaps, which are agreements to exchange cash flows based on the difference among two or more currencies.


Certain Other Securities

         Except as otherwise indicated, the Portfolios may purchase the following categories of securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Portfolio may purchase securities of a category, so long as the Portfolio does not invest more than 5% of the Portfolio's total assets in any one issuer per category. There is no limitation on the number of issuers per category in which a Portfolio may invest so long as the Portfolio does not exceed the 5% limitation per issuer per category.

         Bank obligations include bankers' acceptances, including Yankee Bankers' Acceptances and foreign bankers' acceptances, Eurodollar Time Deposits ("ETDs") and Canadian Time Deposits ("CTDs"). In addition, bank obligations include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions and U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. The Total Return Portfolio will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Portfolio Manager deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.


         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London. Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities. ETDs are U.S. dollar-denominated deposits on a foreign branch of a U.S. bank or a foreign bank and CTDs are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks. Schedule Bs are obligations issued by Canadian branches of foreign or domestic banks and Yankee BAs are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Portfolio may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

         Variable- and Floating-Rate Instruments and Related Risks. The Income Portfolios may acquire variable- and floating-rate instruments. The Portfolio Managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

     Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolios' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

     Loan Participations. The Total Return Portfolio may also engage in Loan Participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be rated as illiquid if, in the judgment of the Portfolio Manager, they cannot be sold within seven days.

     Foreign Bankers' Acceptances. The Total Return Portfolio may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

     Foreign Commercial Paper. The Short Duration Bond and Total Return Portfolios may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.


     Supranational Bank Obligations. The Managed, Short Duration Bond and Total Return Portfolios may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

         Master Demand Notes. All Portfolios except the Multi-Cap Growth Portfolio, may purchase variable amount master demand notes. However, the Portfolios will not purchase such securities if the value of such securities, taken at the current value, would exceed 5% of the Portfolio's total assets. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Portfolio Managers, subject to the overall review of the Portfolio's Trustees and the Advisor, monitor the financial condition of the issuers to evaluate their ability to repay the notes.


         U.S. Government Obligations. This category of securities is not subject to the 5% of total assets limitation referred to above. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac and Federal Intermediate Credit Banks Maritime Administration, some of which are discussed below.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the

Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae obligations are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac obligations are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac obligations entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


         Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Portfolios may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features.


         Other Mortgage-Backed Securities and Pass-Through Certificates. The Managed, Short Duration Bond and Total Return Portfolios may also invest in other mortgage-backed securities issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         The Managed, Short Duration Bond and Total Return Portfolios may also invest in pass-through certificates issued by non-governmental issuers, Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's quality standards. The Portfolio may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Portfolio's quality standards.

     Repurchase Agreements. This category of securities is not subject to the 5% of total assets limitation referred to above. All Portfolios may enter into repurchase agreements usually having maturities of one business day and not more than one week. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Trust's Custodian has possession of the security or collateral for the seller's obligation. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Portfolio collateralized by the underlying instrument. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines.

         The Portfolios may enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the

Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Portfolios will be fully collateralized and marked to market daily.


         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. A Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will maintain cash, U.S. Government securities or other liquid securities in a segregated account in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.



         Restricted or Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.



         Each Portfolio may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal Securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market on the Section 4(2) paper, thus providing liquidity.

         The Portfolios may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Portfolio Manager acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security by a Portfolio, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Portfolio's holdings could be adversely affected. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Foreign Securities. The International Growth Portfolio will invest primarily in foreign securities, and the Global Socially Responsive Portfolio may invest 50% or more of their total assets in such securities. These securities include ADRs and EDRs. The Total Return Portfolio may invest up to 30% and the Short Duration Bond Portfolio up to 20% of their respective total assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. All other Portfolios may invest up to 20% of their total assets in foreign securities. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.


         Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and the Advisor, subject to the overall review of the Portfolios' Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

         Forward Commitments. Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Portfolio does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth or Global Socially Responsive Portfolios, which have a 20% limitation. The Managed and Total Return Portfolios may purchase when-issued securities and forward commitments without limit.


         Portfolio Depositary Receipts. To the extent otherwise consistent with their investment policies and applicable law, the Portfolios may invest in Portfolio Depositary Receipts ("PDR"), exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indices or sectors of such indices. For example, the above Portfolios may invest in S&P's Depositary Receipts (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or S&P's MidCap 400 Depositary Receipts R (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index. The investments of a Portfolio in PDRs may not exceed 5% of the Portfolio's total assets in any one PDR and 10% of the Portfolio's total assets in all PDRs. In addition, a Portfolio may not hold more than 3% of the voting shares in any one PDR.



         Short sales. The Portfolios may engage in covered short sales. A "short sale" is the sale by the Portfolios of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolios will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolios may have to cover short positions at a higher price than the short sale price, resulting in a loss.


         In a covered short sale, a Portfolio either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or
(2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities shorted.



         Convertible Securities. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

Temporary Defensive Tactics


         Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth and Global Socially Responsive Portfolios may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.


         Other Investments. Each Portfolio may, in the future, be authorized to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Portfolio's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Portfolio.

                                DIVERSIFICATION


         Each Portfolio (except the Mergers and Acquisitions Portfolio) is "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). In order to qualify as diversified, a Portfolio must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Portfolio may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer. The Mergers and Acquisitions Portfolio is a non-diversified fund for Investment Company Act purposes but is diversified for Internal Revenue Code purposes. Under the Internal Revenue Code the Portfolios must have at least 50% of the value of their total assets represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Portfolio may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.


         To the extent that the Mergers and Acquisitions Portfolio invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

                             INVESTMENT RESTRICTIONS

         The following restrictions are fundamental policies that apply to each portfolio. Fundamental policies are those that cannot be changed without the approval of a majority of the outstanding voting securities of that Portfolio. The term "majority of a Portfolio's outstanding voting securities" the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Trust, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the relevant Portfolio.

         The Portfolios may not:

         (1) Purchase the securities of any issuer if, as a result, a Portfolio would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions") (The Mergers and Acquisitions Portfolio is not subject to this restriction).


         (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


         (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Portfolio's investment strategies as reflected in its prospectus and statement of additional information (collectively, the "Prospectus") a Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         (5) Purchase any security if as a result 25% or more of a Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.




         (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         The Portfolios may make loans, including loans of assets of the Portfolios, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Portfolio's investment objective.

         For purposes of Investment Restriction 1, a Portfolio will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

         For purposes of Investment Restriction 5, the Portfolios rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Portfolios' reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed without shareholder approval.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolios' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Portfolio's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     The following non-fundamental restrictions apply to all Portfolios.

The Portfolios may not:

         (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.


         (2) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

         (3) Purchase the securities of any other investment company except to the extent such purchases are permitted by applicable law.


         (4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Portfolio's assets would be invested in such securities.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities
(excluding short-term securities) by the average market value of investments of that Portfolio. The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. Each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.


         The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, the portfolio turnover rates for the (other than the High-Yield Bond, Mergers and Acquisitions, Multi-Cap Growth, Managed, Capital Appreciation and Total Return Portfolios) Portfolios are not expected to exceed 100%. The portfolio turnover rate of the Multi-Cap Growth, Capital Appreciation, International Growth, Managed, and Total Return Portfolios are expected to exceed 100%. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.




         During 2002, the portfolio turnover rate exceeded 100% for the following portfolios: Multi-Cap Growth, Capital Appreciation, International Growth, Managed, and Total Return.


         During 2003, the portfolio turnover rate exceeded 100% for the following portfolios: Multi-Cap Growth, Growth and Income, Equity Income, and Total Return.


                             MANAGEMENT OF THE TRUST


         The Trust's Board of Trustees is responsible for the management of the business of the Trust under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of trustees of a Massachusetts business corporation. The Board of Trustees of the Trust has undertaken to monitor the Trust for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of The MONY Group Inc. ("MONY") and MONY America. The Board of Trustees of those companies have agreed to be responsible for reporting any potential or existing conflicts to Trustees of the Trust and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.



         The Board of Trustees of the Trust consists of seven individuals, four of whom are not "interested persons" of the Trust (the "non-interested Trustees") as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust, including reviewing the activities of Enterprise Capital Management, Inc. (the "Advisor") and the various Portfolio Managers under the Investment Advisor's Agreement and the Portfolio Manager's Agreement. The Trustees perform the various duties imposed on the trustees of investment companies by the 1940 Act.


         Biographical Information. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and other public trusteeships.

TRUSTEES AND OFFICERS


                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                            PRINCIPAL                 IN COMPLEX
NAME, ADDRESS AND YEAR            POSITIONS HELD          YEAR             OCCUPATIONS                OVERSEEN BY      OTHER
OF BIRTH                          WITH EAT               ELECTED         PAST FIVE YEARS              TRUSTEE       DIRECTORSHIPS

NON-INTERESTED TRUSTEES

Arthur T. Dietz                   Trustee and Audit        1994       President,                          16          EGF*
Suite 450                         Committee                           ATD Advisory Corp.
3343 Peachtree Road, N.E.         Member
Atlanta, GA 30326
1923

Arthur Howell, Esquire            Trustee and Audit        1994       Of Counsel, Alston & Bird LLP       16          EGF*
Suite 450                         Committee                           (law firm)
3343 Peachtree Road, N.E.         Chairman
Atlanta, GA 30326
1918

William A. Mitchell, Jr.          Trustee                  1994       Chairman/CEO, Carter &              16          EGF*
Suite 450                                                             Associates (real estate
3343 Peachtree Road, N.E.                                             development)
Atlanta, GA 30326
1940

Lonnie H. Pope                    Trustee and Audit        1994       CEO, Longleaf Industries, Inc.      16          EGF*
Suite 450                         Committee                           (chemical manufacturing)
3343 Peachtree Road, N.E.         Member
Atlanta, GA 30326
1934

Certain biographical and other information relating to the Trustees who are "interested persons" of the Trust as defined in the Investment Company Act and the officers of the Trust is set forth below, including their ages, their principal occupations, for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and other public trusteeships.



                                                                                                  NUMBER OF
                                                                        PRINCIPAL                 PORTFOLIOS
NAME, ADDRESS AND YEAR        POSITIONS HELD          YEAR             OCCUPATIONS                IN COMPLEX       OTHER
OF BIRTH                      WITH EAT               ELECTED         PAST FIVE YEARS              OVERSEEN      DIRECTORSHIPS
INTERESTED PARTIES:

Victor Ugolyn**               Chairman,                1994       Chairman, President & CEO,          16         EGF, EGF plc*
Suite 450                     President & Chief                   ECM, EGF and EFD*
3343 Peachtree Road, N.E.     Executive Officer,
Atlanta, GA 30326             Trustee
1947

Michael L. Roth**             Trustee                  1994       Chairman and CEO,                   16         EAT, EGF plc,*
Suite 450                                                         MONY                                           Pitney Bowes, Inc.,
3343 Peachtree Road, N.E.                                                                                        Interpublic Group
Atlanta, GA 30326                                                                                                of Companies, Inc.
1945

Samuel J. Foti**              Trustee                  1994       President and COO,                  16         EGF, EGF plc*
Suite 450                                                         MONY
3343 Peachtree Road, N.E.
Atlanta, GA 30326
1952

Phillip G. Goff               Vice President and       1995       Senior Vice President and CFO,      16         EGF plc*
Suite 450                     Chief Financial                     EFD; Vice President and CFO,
3343 Peachtree Road, N.E.     Officer                             EGF and ECM; Controller, MSF*
Atlanta, GA 30326
1963

Herbert M. Williamson         Treasurer and            1994       Vice President, ECM; Assistant      16         None
Suite 450                     Assistant Secretary                 Secretary and Treasurer, EGF,
3343 Peachtree Road, N.E.                                         ECM and EFD*
Atlanta, GA 30326
1951

Catherine R. McClellan        Secretary                1994       Secretary, EGF AND MSF; Senior      16         EGF plc*
Suite 450                                                         Vice President, Secretary and
3343 Peachtree Road, N.E.                                         Chief Counsel, ECM and EFD*
Atlanta, GA 30326
1955

Footnotes:
---------------

 * EGF - The Enterprise Group of Funds, Inc.          EGF plc - Enterprise Global Funds plc
   EAT - Enterprise Accumulation Trust                MONY - The MONY Group Inc.
   ECM - Enterprise Capital Management, Inc.          MSF - MONY Securities Fund, Inc.
   EFD - Enterprise Fund Distributors, Inc.



** Mr. Ugolyn is an "interested person," as defined in the 1940 Act, of the Trust based on his positions as Chairman, President and CEO of ECM and EFD. Mr. Roth is an interested person of the Trust based on his positions as Chairman and CEO of MONY. Mr. Foti is an interested person of the Trust based on his positions as the President and COO of MONY. Mr. Goff is an interested person of the Trust based on his positions of Senior Vice President and CFO of EFD and Vice President and CFO of ECM. Mr. Williamson is an interested person of the Trust based on his positions of Vice President, Assistant Secretary and Treasurer of EFD and ECM. Ms. McClellan is an interested person based upon her positions of Senior Vice president, Secretary and Chief Counsel of ECM and EFD.


         Share Ownership. Each Trustee's share ownership in the Trust and in all registered funds in the Enterprise family of funds that are overseen by the respective Trustee as of December 31, 2003 is set forth in the chart below.


                                                               Aggregate Dollar Range of
                                                               Securities in all Investment
                                                               Companies Overseen by
                                 Dollar Range                  Trustee
                                 of Ownership                  in Enterprise Family of
Name                             in the Trust                  Investment Companies
----                             ------------                  ----------------------------
Non-Interested Trustees:

Arthur T. Dietz                  None                          $1 - $10,000
Arthur Howell
William A. Mitchell, Jr.         None                          None
Lonnie H. Pope                   None                          $1 - $10,000

Interested Trustees:

Victor Ugolyn                    None                          Over $100,000
Michael I. Roth                  None                          Over $100,000
Samuel J. Foti                   None                          None


         The following table provides information, as of December 31, 2003, for each non-interested Trustee of the Trust and his immediate family members relating to securities owned beneficially or of record in MONY.


                                    Names of Owners
                                    And Relationship           Value of          Percent of
Name                                To Trustee                 Securities        Class
----                                ----------------           ----------        ----------
Arthur T. Dietz                     None                       N/A               N/A
Arthur Howell                       None                       N/A               N/A
William A. Mitchell, Jr.            None                       N/A               N/A
Lonnie H. Pope                      None                       N/A               N/A

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. The Audit Committee held two meetings during the fiscal year ended December 31, 2003.



         Arthur T. Dietz and Victor Ugolyn also serve on the Fair Value Committee of the Board of Trustees. The Fair Value Committee consults with the ECM Pricing Committee in determining the value of non-readily marketable, restricted and/or illiquid securities, subject to subsequent ratification by the full Board. The Fair Value committee is elected annually. It meets as often as is necessary and did not hold any meetings during the fiscal year ended
December 31, 2003.

         The Trust pays fees to those trustees who are not "interested persons" of the Trust at the rate of $12,500 per trustee per year plus $625 for each regular, special or committee meeting attended. The Trust pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Advisor. No fees were paid to the "interested" Trustees of the Trust.



         The following sets forth compensation paid to each of the Trustees during the fiscal year ending December 31, 2003:



(1)                     (2)                     (3)                 (4)                      (5)
                                                Pension or                                    Total
                                                Retirement                                  Compensation
                                                 Benefits                                  from the Trust
                           Aggregate          Accrued as Part          Estimated           and Portfolio
                         Compensation          of Portfolio         Annual Benefits       Complex Paid to
     Name               From the Trust           Expenses           Upon Retirement          Trustees*
Arthur T. Dietz         $18,750                 None                None                     $36,250
Arthur Howell           $18,750                 None                None                     $36,250
William A.
Mitchell, Jr.           $18,125                 None                None                     $33,750
Lonnie H. Pope          $18,750                 None                None                     $36,250


* Each Trustee received fees for services as a Trustee of The Enterprise Group of Funds, Inc.


         At April 1, 2004, the officers and Trustees of the Trust as a group owned none of the Portfolios' outstanding shares.



         The Trust and the Advisor have adopted a Code of Ethics which permits officers and employees to invest in securities for their own accounts, subject to certain restrictions. The Code of Ethics is on file with the SEC and is available through the SEC's EDGAR system.

         The Funds have also adopted Proxy Voting Policies and Procedures, which are included in this Statement of Additional Information as Appendix C. The Subadvisors' proxy voting policies and procedures are included as Appendices C through R.


         As of the date of this Statement of Additional Information, MONY and MONY America, its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Trust's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may vote independently of voting instructions received from

Contractholders. The Trust might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Trust disclaims such control.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement


         The Trust, on behalf of each Portfolio, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with the Advisor which, in turn, has entered into Portfolio Manager's Agreements with each of the Portfolio Managers. The Advisor is a subsidiary of MONY Life Insurance Company ("MONY Life"), one of the nation's largest insurance companies and a subsidiary of MONY. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Trust, is also Chairman of the Board and President of the Advisor.

         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Portfolios, to furnish the Trust with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Trust. Each Portfolio pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Portfolio also pays a portion of the Trust's general administrative expenses. These expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Portfolio, or equally as is deemed appropriate. These expenses include expenses such as trustee fees; state franchise taxes; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Portfolio's shares under the federal and state securities laws; and any other expenses properly payable by the Trust that are allocable to the respective Portfolios. Litigation costs, if any, may be directly allocable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Trustees annually reviews allocation of expenses among the Portfolios and has been determined that this is an appropriate method of allocation of expenses.

         The Advisor's Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor or the Portfolio Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor and the Trust have received an exemptive order from the SEC which permits the Trust to enter into or amend Portfolio Manager's Agreements without obtaining Contractholder approval each time. On April 28, 1997,

Contractholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Advisor is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Contractholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for a Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.


PORTFOLIO MANAGER ARRANGEMENTS


         Under the Portfolio Manager's Agreements, the Portfolio Managers, subject to the oversight of the Advisor, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Trust with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Trust and the portion, if any, of the assets of these Portfolios of the Trust to be held uninvested; and
(iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Trust and the sale of securities and other investments held by each of these Portfolios of the Trust. The following table sets forth certain information about the Portfolio Managers for each Portfolio.


PORTFOLIO                                   NAME AND CONTROL                   FEE PAID BY THE ADVISOR TO THE
                                         PERSONS OF THE PORTFOLIO           PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                                 MANAGER                 AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------------

Multi-Cap Growth Portfolio            Fred Alger Management, Inc.        0.40% for assets under management.
                                      ("Alger") is a wholly-owned
                                      subsidiary of Fred Alger &
                                      Company, Inc.

Small Company Growth                  William D. Witter, Inc.            0.40% for the first $1,000,000,000
Portfolio                             is owned by its employees.         of assets under management and 0.30%
                                                                         for assets in excess of $1,000,000,000.

Small Company Value Portfolio         GAMCO Investors, Inc. ("GAMCO")    0.40% for assets under management
                                      is a wholly-owned subsidiary of    up to $1 billion and 0.30% thereafter.
                                      Gabelli Asset Management Inc.

Capital Appreciation Portfolio        Marsico Capital Management,        0.45% for assets under management
                                      LLC is a wholly-owned indirect
                                      subsidiary of Bank of America
                                      Corp.

Deep Value Portfolio                  Wellington Management Company      0.40% for assets up to $100 million
                                      LLP ("Wellington Management")      and 0.30% thereafter.
                                      is owned by its partners.

Equity Portfolio                      TCW Investment Management          0.40% for assets under management
                                      Company ("TCW") is a majority      up to $1 billion and 0.30% thereafter.
                                      owned subsidiary of SG Asset
                                      Management, a wholly-owned
                                      subsidiary of Societe Generale
                                      Group.

PORTFOLIO                                  NAME AND CONTROL              FEE PAID BY THE ADVISOR TO THE
                                       PERSONS OF THE PORTFOLIO     PORTFOLIO MANAGER ON AN ANNUAL BASIS AS A
                                               MANAGER                PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------
Equity Income Portfolio               Boston Advisors, Inc. is a       0.30% for assets under management
                                      wholly-owned subsidiary of       up to $100 million; 0.25% on the next
                                      The Advest Group, Inc., a        $100 million; and 0.20% thereafter.
                                      wholly-owned subsidiary of
                                      MONY.

Growth Portfolio                      Montag & Caldwell, Inc.          0.30% for assets under management
                                      is a subsidiary of ABN AMRO      up to $1 billion; and 0.20% thereafter.
                                      Asset Management Holdings,
                                      Inc., which is a wholly-
                                      owned subsidiary of ABN
                                      AMRO North America Holding
                                      Company.

Growth and Income Portfolio           UBS Global Asset                 0.30% for assets under management
                                      Management (Americas) Inc. is    up to $100 million; 0.25% on the next
                                      is an indirect, wholly-owned     $100 million; and 0.20% for assets
                                      subsidiary of UBS AG.            greater than $200 million.

International Growth Portfolio        SSgA Funds Management, Inc.      0.40% for assets under management
                                      is a wholly-owned subsidiary     up to $100 million; 0.35% for assets
                                      of State Street Corporation.     under management from $100 million
                                                                       to $200 million; 0.30% for assets
                                                                       from $200 million to $500
                                                                       million and 0.25% for assets greater
                                                                       than $500 million.

Global Socially Responsive            Rockefeller & Co., Inc.          0.45% for assets up to $100,000,000;
Portfolio                             is a wholly-owned                0.40% for assets from $100,000,000 to
                                      subsidiary of Rockefeller        $200,000,000; and 0.30% for assets over
                                      Financial Services, Inc.,        $200,000,000.
                                      which is in turn owned by
                                      or for the benefit of
                                      members of the Rockefeller
                                      family through the
                                      Rockefeller Trust.

Mergers and Acquisitions              GAMCO is a wholly-owned          0.40% for assets under management.
Portfolio                             subsidiary of Gabelli
                                      Asset Management Inc.

                                                                            FEE PAID BY THE ADVISOR TO THE
PORTFOLIO                                 NAME AND CONTROL                PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                      PERSONS OF THE PORTFOLIO                AS A PERCENTAGE OF AVERAGE
                                               MANAGER                             DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Managed Portfolio                     Wellington Management            0.40% for assets under management
                                      is owned by its partners.        up to $500 million; 0.35% of the next $500
                                                                       million; 0.30% of the next $1 billion; and
                                                                       0.25% in excess of $2 billion.

High-Yield Bond Portfolio             Caywood-Scholl Capital           0.30% for assets under management
                                      Management ("Caywood-Scholl")    up to $100 million and 0.25%
                                      is a wholly-owned subsidiary     thereafter.
                                      of US Holdings LLC ("US
                                      Holdings") and an affiliate of
                                      RCM Capital Management LLC
                                      ("RCM"). Caywood-Scholl
                                      currently operates as a
                                      Delaware limited liability
                                      company. US Holdings is an
                                      indirect subsidiary of
                                      Allianz AG.

Short Duration Bond Portfolio         MONY Capital Management,         0.10%
                                      Inc. is a wholly-owned
                                      subsidiary of MONY.

Total Return Portfolio                Pacific Investment               0.25% for assets under management.
                                      Management Company, LLC, a
                                      Delaware limited liability
                                      company, is a majority-owned
                                      subsidiary of Allianz Dresdner
                                      Asset Management of America
                                      L.P., ("ADAM LP"). Allianz
                                      Aktiengesellschaft ("Allianz
                                      AG") is the indirect majority
                                      owner of ADAM LP. Allianz AG
                                      is a European-based,
                                      multinational insurance and
                                      financial services holding
                                      company. Pacific Life Insurance
                                      Company holds an indirect
                                      minority interest in ADAM LP.



         The tables below set forth the 2003, 2002, and 2001 breakdown by Portfolio of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the investment advisory fee paid by the Advisor to the Portfolio Manager, (3) the fund management fee paid by the Advisor to the Portfolio Manager, (4) the net advisory fee left to the Advisor after payment of the Portfolio management fee, and (5) the amount of the expense reimbursement paid by the Advisor to the Portfolio.





                                                             2003
Portfolio                            (1)           (2)        (3)           (4)           (5)
---------                            ---           ---        ---           ---           ---
Growth                               1,781,493     40%          712,597     1,068,896         --
Equity Income                          299,291     40%          119,716       179,575      3,137
Capital Appreciation                   357,970     60%          214,782       143,188         --
International Growth                   398,487     47%          187,523       210,964         --
Total Return                           252,663     45%          114,847       137,816     75,839
Short Duration Bond                     22,422     22%            4,969        17,453      3,246
Multi-Cap Growth                       601,964     40%          240,785       361,179         --
Global Socially Responsive              17,299     44%            7,688         9,611      5,088
Small Company Valve                  2,637,120     50%        1,318,561     1,318,559         --
Managed                              5,151,890     32%        1,638,579     3,513,311         --
Equity                               1,918,476     50%          959,238       959,238         --
Growth and Income                      849,230     39%          333,069       516,161         --
Small Company Growth                   715,600     47%          333,641       381,959         --
Mergers and Acquisitions                10,536     50%            5,262         5,274      2,495
Deep Value                              10,500     53%            5,589         4,911      9,021
High-Yield Bond                        507,818     50%          253,909       253,909         --





                                                             2002
Portfolio                            (1)           (2)        (3)           (4)           (5)
---------                            ---           ---        ---           ---           ---
Growth                               1,837,189     40.00%       734,876     1,102,313         --
Growth and Income                    1,062,852     38.04%       404,284       658,568         --
Equity                               2,111,410     50.00%     1,055,705     1,055,705         --
Equity Income                          310,249     40.00%       124,100       186,149         --
Capital Appreciation                   399,867     60.00%       239,920       159,947         --
Multi-Cap Growth                       750,106     40.00%       300,043       450,063         --
Small Company Growth                   774,027     61.72%       459,215       284,812         --
Small Company Value                  2,781,676     50.00%     1,390,935     1,390,741         --
International Growth                   461,787     47.06%       217,312       244,475         --
Global Socially Responsive               9,205     44.44%         4,091         5,114     15,732
Managed                              6,502,537     33.41%     2,172,581     4,329,956         --
High-Yield Bond                        582,503     49.47%       288,188       294,315         --
Total Return                            77,970     45.45%        35,440        42,530     43,779




                                                             2001
Portfolio                            (1)           (2)        (3)           (4)           (5)
---------                            ---           ---        ---           ---           ---
Growth                               2,112,475     39.89%       842,764     1,269,711         --
Growth and Income                    1,283,945     37.15%       476,966       806,979         --
Equity                               3,074,203     49.98%     1,536,612     1,537,591         --
Equity Income                          273,005     39.92%       108,975       164,030         --
Capital Appreciation                   463,437     59.83%       277,265       186,172         --
Multi-Cap Growth                     1,072,634     39.91%       428,035       644,599         --
Small Company Growth                   771,296     61.38%       473,445       297,851         --
Small Company Value                  2,835,718     49.89%     1,414,652     1,421,066         --
International Growth                   637,653     46.93%       299,225       338,428         --
Managed                              9,147,423     34.48%     3,154,262     5,993,161         --
High-Yield Bond                        607,251     49.71%       301,860       305,391         --






APPROVAL OF ADVISORY AND PORTFOLIO MANAGER'S AGREEMENTS



         In approving the continuation of the investment advisory and sub-advisory agreements, the Board reviewed reports prepared by the Advisor, materials provided by Trust counsel, as well as other information. The Board considered the nature and quality of the investment advisory services and sub-advisory services provided to the Portfolios by the Advisor and Portfolio Managers under the respective investment advisory and sub-advisory agreements and the personnel who provide these services, including the historical performance of each Portfolio compared to its respective benchmark index and peer group of similar investment companies. In addition, the Board considered other services provided to the Portfolios by the Advisor, such as administrative services, fund accounting, assistance in meeting legal and regulatory requirements, and coordination of the activities of the Portfolios' other services necessary for the Portfolios' operation.


         The Board considered the fees paid to the Advisor for investment advisory services, and the fees paid by the Advisor to the Portfolio Managers for sub-advisory services. In connection with its review of the fees paid to the Advisor, the Board reviewed information comparing each Portfolio's advisory fee rate and overall expense ratio with those of comparable funds. With respect to the Equity, Managed and Small Company Value Portfolios, the Board considered that the advisory fee structure reflects breakpoints, which permit fee reductions at the subadvisor level resulting from economies of scale. The Board also considered the contractual fee waivers and expense reimbursements that the Advisor had agreed to.


         Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Advisor and Portfolio Managers to the Portfolios and that the advisory and sub-advisory fee rates for each Portfolio are reasonable in relation to such services.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASE OF SHARES

         Investments in the Portfolio may be made only by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Trust should also read the prospectus of the Contract(s).

         Shares of each Portfolio of the Trust are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Trust of the purchase payment in the manner set forth below under "Determination of Net Asset Value." Certificates representing shares of the Trust or any of its Portfolios will not be physically issued. Enterprise Fund Distributors, Inc. (the "Distributor") acts without remuneration from the Trust as the exclusive distributor of the Trust's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

REDEMPTION OF SHARES

         Shares of any Portfolio of the Trust can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Portfolio's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Trust's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of Portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension or delay.


Determination of Net Asset Value


         The Portfolios calculate a share's net asset value by dividing the net assets of a Portfolio by the number of shares then outstanding of such Portfolio. The net asset value of each Portfolio's shares is determined once daily as of the close of the NYSE on each day on which the NYSE is open for trading. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under the supervision of, the Board of Trustees. The Portfolios may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Portfolios do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Portfolios. The net asset value per share is effective as of the time of computation.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Portfolio Manager selects the brokerage firms which complete portfolio transactions for that Portfolio, subject to the overall direction and review of the Advisor and the Board of Trustees of the Trust. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Trust seeks to obtain prompt execution of orders at the most favorable net price.

         The initial criterion which must be met by any Portfolio Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Portfolio Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

         Transactions may be directed to brokers or dealers in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, furnished to the Trust, the Advisor, and the respective Portfolio Managers, or those firms who agree to pay certain of the Trust's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Trust. There is no formula for such allocation. The research information may or may not be useful to the Trust and/or other accounts of the Portfolio Managers; information received in connection with directed orders of other accounts managed by the Portfolio Managers or its affiliates may or may not be useful to the Trust. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Portfolio Managers, to make available additional views for consideration and comparison, and to enable the Portfolio Managers to obtain market information for the valuation of securities held by the Trust. Portfolio Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws. This may include certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions.

         Sales of shares of the Trust, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of the Trust transactions to brokers and dealers, but only in conformity with the price, execution, and other considerations and practices discussed above.


         It is the practice of the Portfolio Managers to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Trust and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Portfolio Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned.

         The following table sets forth the amounts of the brokerage commissions paid to the broker-dealers by each Portfolio for the fiscal years ended December 31, 2003, 2002 and 2001.



----------------------------------------------------------------------------------------------------------------------------------
                                                                2003
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Brokerage                 Brokerage Commissions
                                   Aggregate                                Commission Paid to          Paid to Affiliated Broker-
                                   Brokerage                                Affiliated Broker-          Dealers as a Percentage of
                                Commission Paid         Brokerage        Dealers as a Percentage        the Portfolio's Aggregate
                                on Transactions      Commissions Paid      of the Portfolio's                Dollar Amount of
                               in the Portfolio's     To Affiliated            Aggregate                  Transactions Involving
Portfolio                          Securities         Broker-Dealers        Commission Paid               Brokerage Commissions
----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth                    340,965.00         172,566.00                50.61%                           0.09%
Small Company Growth                311,745.00                 --                 0.00%                           0.00%
Small Company Value                 145,158.00         119,220.00                82.13%                           0.26%
Capital Appreciation                105,584.00                 --                 0.00%                           0.00%
Deep Value                            2,530.00                 --                 0.00%                           0.00%
Equity                              203,666.00                 --                 0.00%                           0.00%
Equity Income                       104,128.00                 --                 0.00%                           0.00%
Growth                              243,062.00                 --                 0.00%                           0.00%
Growth and Income                   217,958.00           3,295.00                 1.51%                           0.00%
International Growth                 44,314.00           2,073.00                 4.68%                           0.00%
Global Socially Responsive            6,451.00                 --                 0.00%                           0.00%
Mergers and Acquisitions              3,585.00                 --                 0.00%                           0.00%
Managed                             999,460.00                 --                 0.00%                           0.00%




----------------------------------------------------------------------------------------------------------------------------------
                                                                2002
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Brokerage                 Brokerage Commissions
                                   Aggregate                                Commission Paid to          Paid to Affiliated Broker-
                                   Brokerage                                Affiliated Broker-          Dealers as a Percentage of
                                Commission Paid         Brokerage        Dealers as a Percentage        the Portfolio's Aggregate
                                on Transactions      Commissions Paid      of the Portfolio's                Dollar Amount of
                               in the Portfolio's     To Affiliated            Aggregate                  Transactions Involving
Portfolio                          Securities         Broker-Dealers        Commission Paid               Brokerage Commissions
----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth                    421,687.00         306,676.00                72.73%                           0.41%
Small Company Growth                109,669.00                 --                 0.00%                           0.00%
Small Company Value                 169,571.00         138,014.00                81.39%                           0.04%
Capital Appreciation                127,895.00          16,310.00                12.75%                           0.03%
Equity                              187,781.00           9,854.00                 5.25%                           0.00%
Equity Income                        50,856.00           6,820.00                13.41%                           0.02%
Growth                              291,251.00          34,041.00                11.69%                           0.01%
Growth and Income                    86,483.00           3,102.00                 3.59%                           0.00%
International Growth                251,425.00          22,048.00                 8.77%                           0.04%
Global Socially Responsive            4,458.00             195.00                 4.37%                           0.02%
Managed                           1,607,196.00          74,187.00                 4.62%                           0.01%


----------------------------------------------------------------------------------------------------------------------------
                                                          2001
----------------------------------------------------------------------------------------------------------------------------
                                                                          Brokerage                 Brokerage Commissions
                             Aggregate                                Commission Paid to          Paid to Affiliated Broker-
                             Brokerage                                Affiliated Broker-          Dealers as a Percentage of
                          Commission Paid         Brokerage        Dealers as a Percentage        the Portfolio's Aggregate
                          on Transactions      Commissions Paid      of the Portfolio's                Dollar Amount of
                         in the Portfolio's     To Affiliated            Aggregate                  Transactions Involving
Portfolio                    Securities         Broker-Dealers        Commission Paid               Brokerage Commissions
----------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth              198,553.00          198,553.00             100.00%                           0.14%
Small Company Growth           32,902.00              390.00               1.19%                           0.00%
Small Company Value           330,914.00          297,774.00              89.99%                           0.26%
Capital Appreciation          114,190.00           21,782.00              19.08%                           0.02%
Equity                         95,827.00            5,935.00               6.19%                           0.00%
Equity Income                  52,488.00           11,928.00              22.73%                           0.04%
Growth                        315,128.00           44,240.00              14.04%                           0.02%
Growth and Income              38,070.00            3,420.00               8.98%                           0.01%
International Growth          368,134.00           50,488.00              13.71%                           0.03%
Managed                     2,572,678.00          951,484.00              36.98%                           0.03%

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Portfolios will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest.


         Each Portfolio is qualified and intends to remain qualified, and to elect to be treated as a regulated investment company under Subchapter M of the IRC. To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stocks or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the Portfolio's total assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's total assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the Portfolio's total assets is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.


         Each Portfolio will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the IRC. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more that 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the IRC.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. A Portfolio's returns will be reduced by the amount of any such foreign taxes. Contractholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


                             ADDITIONAL INFORMATION

         Description of the Trust. The Trust is organized as a Massachusetts business trust. Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Trust obligations. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

         It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of the shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

         Possible Additional Trust Series. If additional Portfolios are created by the Board of Trustees, shareholders of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

         Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         Organization of the Trust. When issued, shares are fully paid and have no preemptive, conversion or other subscription rights. The shares of beneficial interest of the Trust, $0.01 par value, are divided into 18 separate series.
The shares of each series are freely-transferrable and equal as to earnings, assets and voting privileges with all other shares of that series. Upon liquidation of the Trust or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debt and expenses have been paid. The shares do not have cumulative voting rights.

         The Trust's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series." The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

         The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. The Trust's Board of Trustees has agreed to monitor the Trust transactions and management of each of the Portfolio's books of account and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Portfolio will be prorated by total net assets.


         Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of the Investment Advisor's Agreement or a Portfolio Manager Agreement, or a change in a fundamental policy are matters which require separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Portfolio, will vote the shares of the Trust, or any Portfolio of the Trust, held in the Variable Accounts in accordance with instructions from Contractholders, [as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts.] Shares for which no instructions are received from Contractholders, as well as shares which the Advisor or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Trust does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Trust has been organized.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street") whose address is 1776 Heritage Drive, The John Adams Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Trust. The custodian is responsible for safeguarding and controlling the cash and securities of the Portfolios, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios' investments. State Street also acts as transfer agent and Shareholder Servicing Agent for the Trust.

                             INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, whose address is 250 W. Pratt Street, Baltimore, MD 21201-2304, has been retained to serve as the Trust's independent accountants. The independent accountants are responsible for auditing the annual financial statements of the Portfolios.


                              FINANCIAL STATEMENTS


         The Trust's Annual Report dated December 31, 2003, which was filed with the SEC on February 27, 2004 (accession number
0001193125-04-031354) is hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

---------------------
(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay
B, interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the
CCC, highest speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective
CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

----------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B


                       THE ENTERPRISE GROUP OF FUNDS, INC.

                          ENTERPRISE ACCUMULATION TRUST

                      PROXY VOTING POLICIES AND PROCEDURES

         The Securities and Exchange Commission has adopted a new rule and form amendments to require registered management investment companies to disclose how they vote proxies relating to portfolio securities they hold. Among the new requirements is that mutual funds that invest in voting securities disclose in their Statement of Additional Information ("SAI") the policies and procedures they use to determine how to vote proxies relating to portfolio securities they hold. Enterprise Capital Management, Inc. (the "Adviser") seeks to ensure that all proxy proposals are voted in the best interests of shareholders of the respective portfolios (each, a "Fund") of The Enterprise Group of Funds, Inc. and Enterprise Accumulation Trust. The Adviser maintains a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Adviser or its affiliates.

DELEGATION TO THE SUBADVISERS


         All of the Funds other than the Money Market Fund (which does not hold voting securities) are managed by a portfolio/fund manager (each a "Subadvisor"). The Adviser believes that each Subadvisor is generally best suited to evaluate and vote proxies for the securities it acquires for its respective Fund. Therefore, it is the Adviser's policy to delegate its proxy voting responsibility to the Subadvisor(s) of each Fund and to maintain substantial oversight to ensure that the Subadvisors have written policies that meet certain minimum standards, as follows:


         1. The policies are reasonably designed to protect the best interests of the Fund.


         2. The policies describe how the Subadvisor addresses material conflicts of interest between the interests of the Subadvisor or its affiliates and the interests of the Fund. If a Subadvisor identifies a material conflict of interest between itself and the interests of the Fund, the Subadvisor shall notify the Adviser at least annually and confirm how the conflict was resolved.



         3. The Subadvisor's proxy voting guidelines should address at least the following policies and issues:

                  - The extent to which the Subadvisor delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;


                  - Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted;


                  - Policies regarding the extent to which the Subadvisor will support or give weight to the views of management of a portfolio company;


                  - Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions;

                  - Changes to capital structure, including increases and decreases of capital and preferred stock issuance;

                  - Stock option plans and other management compensation issues; and

                  -        Social and corporate responsibility issues.


         4. Each Subadvisor is expected to deliver to the Adviser its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:


                  -        Name of the issuer of the portfolio security

                  -        Exchange ticker symbol of the portfolio security

                  -        The CUSIP number of the portfolio security

                  -        The shareholder meeting date

                  -        A brief identification of the matter voted on

                  - Whether the matter was proposed by the issuer or by a security holder

                  -        Whether the Fund cast its vote on the matter

                  - How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

                  - Whether the Fund cast its vote for or against management.


         The Adviser recognizes that where a Fund is co-managed, a Subadvisor may in some instances cast votes for a given security that conflict with a vote cast for the security by another

Subadvisor to the same Fund. The Adviser will treat conflicting votes on a case-by-case basis, and will generally accept the discretion of each Subadviser to the extent that the vote is consistent with an otherwise acceptable voting policy of the Subadvisor.



         The Adviser also recognizes that a Subadvisor may abstain from voting a proxy if the Subadvisor determines that the cost of voting a proxy exceeds the expected benefit to the Fund. In particular, the Adviser recognizes the following circumstances where voting might not be in the best interests of the
Fund:


                  - Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

                  - Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

REVIEW BY THE ADVISER


         The Adviser shall annually review the proxy voting policy of each of its Subadvisors to ensure that each Subadvisor seeks the best interests of the Fund in voting proxies for the Fund it manages or co-manages, as described above.


RECORDKEEPING

         Rule 30b1-4 under the Investment Company Act of 1940 requires each Fund to file its complete proxy voting record on an annual basis (for the most recent 12-month period ended June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. The Adviser has retained the services of Institutional Shareholder Services ("ISS") to gather, store and file on Form N-PX the proxy votes from Fund Subadvisors. In addition, ISS posts this data on a public Web site, the address of which will be disclosed for the benefit of shareholders in the Statement of Additional Information of any Fund filing its annual registration statement update on or after July 1, 2004.



         The Board of Directors/Trustees of the Funds has approved this policy effective August 28, 2003.

                                   APPENDIX C


                                  [A GRAPHIC]

FRED ALGER MANAGEMENT, INC.
PROXY VOTING POLICY
111 FIFTH AVENUE, NEW YORK, NEW YORK 10003
800.223.3810
FRED ALGER MANAGEMENT, INC.
PROXY VOTING POLICY

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         - An auditor has a financial interest in or association with the company, and is therefore not independent

         -        Fees for non-audit services are excessive, or

         - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

         - Attend less than 75 percent of the board and committee meetings without a valid excuse

         - Implement or renew a dead-hand or modified dead-hand poison pill

         - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         - Failed to act on takeover offers where the majority of the shareholders tendered their shares

         - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

         - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

         - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for

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

monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         -        Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

         - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

         -        Majority of independent directors on board

         -        All-independent key committees

         -        Committee chairpersons nominated by the independent directors

         - CEO performance reviewed annually by a committee of outside directors

         -        Established governance guidelines

         -        Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

         - Long-term financial performance of the target company relative to its industry; management's track record

         -        Background to the proxy contest

         -        Qualifications of director nominees (both slates)

         - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         -        Purchase price

         -        Fairness opinion

         -        Financial and strategic benefits

         -        How the deal was negotiated

         -        Conflicts of interest

         -        Other alternatives for the business

         -        Noncompletion risk.
 ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Impact on the balance sheet/working capital

         -        Potential elimination of diseconomies

         -        Anticipated financial and operating benefits

         -        Anticipated use of funds o Value received for the asset

         -        Fairness opinion

         -        How the deal was negotiated

         -        Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

         -        Dilution to existing shareholders' position

         -        Terms of the offer

         -        Financial issues

         -        Management's efforts to pursue other alternatives

         -        Control issues

         -        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

         -        The reasons for the change

         -        Any financial or tax benefits

         -        Regulatory benefits

         -        Increases in capital structure

         - Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

         -        Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

         - Prospects of the combined company, anticipated financial and operating benefits

         -        Offer price

         -        Fairness opinion

         -        How the deal was negotiated

         -        Changes in corporate governance

         -        Change in the capital structure

         -        Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

         -        Tax and regulatory advantages

         -        Planned use of the sale proceeds

         -        Valuation of spinoff

         -        Fairness opinion

         -        Benefits to the parent company

         -        Conflicts of interest

         -        Managerial incentives

         -        Corporate governance changes

         -        Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

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

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders

         - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS:

SPLITS AND DIVIDENDS Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

         - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

         -        Cash compensation, and

         -        Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         -        Historic trading patterns

         -        Rationale for the repricing

         -        Value-for-value exchange

         -        Option vesting

         -        Term of the option

         -        Exercise price

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

         -        Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

         -        Purchase price is at least 85 percent of fair market value

         -        Offering period is 27 months or less, and

         -        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

         - Purchase price is less than 85 percent of fair market value, or

         -        Offering period is greater than 27 months, or

         -        VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

         - Whether the proposal mandates that all awards be performance-based

         - Whether the proposal extends beyond executive awards to those of lower-ranking employees

         - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

         - The parachute should be less attractive than an ongoing employment opportunity with the firm

         - The triggering mechanism should be beyond the control of management

         - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

         - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

         - The availability and feasibility of alternatives to animal testing to ensure product safety, and

         -        The degree that competitors are using animal-free testing.
                  Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         - The company has already published a set of animal welfare standards and monitors compliance

         - The company's standards are comparable to or better than those of peer firms, and

         - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

         -        Whether the proposal focuses on a specific drug and region

         - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

         - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

         - Whether the company already limits price increases of its products

         - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

         -        The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

         -        The costs and feasibility of labeling and/or phasing out

         - The nature of the company's business and the proportion of it affected by the proposal

         - The proportion of company sales in markets requiring labeling or GMO-free products

         -        The extent that peer companies label or have eliminated GMOs

         - Competitive benefits, such as expected increases in consumer demand for the company's products

         - The risks of misleading consumers without federally mandated, standardized labeling

         -        Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

         - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         -        The extent that peer companies have eliminated GMOs

         - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

         - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

         - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         - Whether the company has adequately disclosed mechanisms in place to prevent

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

                  abusive lending practices

         - Whether the company has adequately disclosed the financial risks of its subprime business

         - Whether the company has been subject to violations of lending laws or serious lending controversies

         -        Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         - Whether the company complies with all local ordinances and regulations

         - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

         -        The risk of any health-related liabilities.

Advertising to youth:

         - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

         - Whether the company has gone as far as peers in restricting advertising

         - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

         - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         -        The percentage of the company's business affected

         - The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:

         -        The percentage of the company's business affected

         -        The feasibility of a spinoff

         - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

         - Whether there are publicly available environmental impact reports;

         - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

         -        The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

         - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

         - Environmentally conscious practices of peer companies, including endorsement of CERES

         -        Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

         - The company's level of disclosure lags that of its competitors, or

         - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         - The nature of the company's business and the percentage affected

         -        The extent that peer companies are recycling

         -        The timetable prescribed by the proposal

         -        The costs and methods of implementation

         - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

         - The nature of the company's business and the percentage affected

         - The extent that peer companies are switching from fossil fuels to cleaner sources

         -        The timetable and specific action prescribed by the proposal

         -        The costs of implementation

         -        The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         -        The relevance of the issue to be linked to pay

         - The degree that social performance is already included in the company's pay structure and disclosed

         - The degree that social performance is used by peer companies in setting pay

         - Violations or complaints filed against the company relating to the particular social performance measure

         - Artificial limits sought by the proposal, such as freezing or capping executive pay

         -        Independence of the compensation committee

         -        Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         - The company is in compliance with laws governing corporate political activities, and

         - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

         - There are serious controversies surrounding the company's China operations, and

         - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         -        The nature and amount of company business in that country

         -        The company's workplace code of conduct

         -        Proprietary and confidential information involved

         - Company compliance with U.S. regulations on investing in the country

         -        Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

         - Agreements with foreign suppliers to meet certain workplace standards

         -        Whether company and vendor facilities are monitored and how

         -        Company participation in fair labor organizations

         -        Type of business

         -        Proportion of business conducted overseas

         -        Countries of operation with known human rights abuses

         - Whether the company has been recently involved in significant labor and human rights controversies or violations

         -        Peer company standards and practices

         -        Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         - The company does not operate in countries with significant human rights violations

         - The company has no recent human rights controversies or violations, or

         - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         - Company compliance with or violations of the Fair Employment Act of 1989

         - Company antidiscrimination policies that already exceed the legal requirements

         -        The cost and feasibility of adopting all nine principles

         - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

         -        The potential for charges of reverse discrimination

         - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

         -        The level of the company's investment in Northern Ireland

         -        The number of company employees in Northern Ireland

         -        The degree that industry peers have adopted the MacBride
                  Principles

         - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         - Whether the company has in the past manufactured landmine components

         -        Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         - What weapons classifications the proponent views as cluster bombs

         - Whether the company currently or in the past has manufactured cluster bombs or their components

         - The percentage of revenue derived from cluster bomb manufacture

         -        Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         -       The information is already publicly available or

         - The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         - The board composition is reasonably inclusive in relation to companies of similar size and business or

         - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         -        The degree of board diversity

         -        Comparison with peer companies

         -        Established process for improving board diversity

         -        Existence of independent nominating committee

         -        Use of outside search firm

         -        History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         -        The company has well-documented equal opportunity programs

         - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         - The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         - The composition of senior management and the board is fairly inclusive

         - The company has well-documented programs addressing diversity initiatives and leadership development

         - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

         - Whether the company's EEO policy is already in compliance with federal, state and local laws

         - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

         - The industry norm for including sexual orientation in EEO statements

         - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

         -        Board structure

         -        Director independence and qualifications

         -        Attendance at board and committee meetings.

Votes should be withheld from directors who:

         - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

         - Ignore a shareholder proposal that is approved by a majority of shares outstanding

         - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         - Are interested directors and sit on the audit or nominating committee, or

         - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Past performance as a closed-end fund

         -        Market in which the fund invests

         -        Measures taken by the board to address the discount

         -        Past shareholder activism, board activity

         -        Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Past performance relative to its peers

         -        Market in which fund invests

         -        Measures taken by the board to address the issues

         - Past shareholder activism, board activity, and votes on related proposals

         -        Strategy of the incumbents versus the dissidents

         -        Independence of directors

         -        Experience and skills of director candidates

         -        Governance profile of the company

         -        Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Proposed and current fee schedules

         -        Fund category/investment objective

         -        Performance benchmarks

         -        Share price performance compared to peers

         -        Resulting fees relative to peers

         -        Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Stated specific financing purpose

         -        Possible dilution for common shares

         -        Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Potential competitiveness

         -        Regulatory developments

         -        Current and potential returns

         -        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

         -        The fund's target investments

         -        The reasons given by the fund for the change

         -        The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Political/economic changes in the target market

         -        Consolidation in the target market

         -        Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Potential competitiveness

         -        Current and potential returns

         -        Risk of concentration

         -        Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Strategies employed to salvage the company

         -        The fund's past performance

         -        Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        The degree of change implied by the proposal

         -        The efficiencies that could result

         -        The state of incorporation

         -        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

         - Removal of shareholder approval requirement for amendments to the new declaration of trust

         - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

         - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

         - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

         - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

         -        Regulations of both states

         -        Required fundamental policies of both states

         -        Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Fees charged to comparably sized funds with similar objectives

         -        The proposed distributor's reputation and past performance

         -        The competitiveness of the fund in the industry

         -        Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Resulting fee structure

         -        Performance of both funds

         -        Continuity of management personnel

         - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

         -        Performance of the fund's NAV

         -        The fund's history of shareholder relations

         -        The performance of other funds under the advisor's management.

                                   APPENDIX D


                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         - An auditor has a financial interest in or association with the company, and is therefore not independent

         -        Fees for non-audit services are excessive, or

         - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders

         - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         -        Historic trading patterns

         -        Rationale for the repricing

         -        Value-for-value exchange

         -        Option vesting

         -        Term of the option

         -        Exercise price

         -        Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

         -        Purchase price is at least 85 percent of fair market value

         -        Offering period is 27 months or less, and

         -        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX E


                                   SECTION HH

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         These procedures are adopted pursuant to the proxy rules promulgated by 17 C.F.R. Sections 27\4.204(4)-2, 275.204-2 and 270.30b1-4. These procedures will be used by the advisers having to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter.

I.       PROXY VOTING COMMITTEE

         The proxy committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines published by GAMCO in 1988, a copy of which are appended as Exhibit A. The committee will include representatives of Research, Administration, legal, and the adviser. Where a member of the Committee ceases to serve, a replacement will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003. The members are:

         RESEARCH

                  Ivan Arteaga, Research Analyst
                  Joshua Fenton, Director of Research
                  James Foung, Research Analyst
                  Douglas R. Jamieson, Chief Operating Officer
                  William S. Selby, Managing Director
                  Peter D. Zaglio, Chairman, Proxy Committee

         ADMINISTRATION

                  Karyn M. Nappi, Compliance Manager

         LEGAL

                  Stephen DeTore, Deputy General Counsel
                  James E. McKee, General Counsel

         GABELLI FUNDS, LLC.

                  Bruce N. Alpert, Chief Operating Officer
                  Caesar M. P. Bryan, Portfolio Manager

Section HH--Proxy Procedures                                                 HH1
Added July 1, 2003

                  Howard F. Ward, Portfolio Manager

         Peter D. Zaglio currently chairs the committee. In his absence, the Director of Research will chair the committee. Meetings are held as needed basis to form views on the manner in which the advisers should vote proxies on behalf of the shareholders. In general, the research analyst who follows the issuer, using the Proxy Guidelines, will recommend how to vote on each issue. All matters identified by the Legal and Compliance Department as controversial, taking into account matters such as the recommendation of third party services such as ISS, that matter is presented to the Proxy voting committee. If the Legal and Compliance Department or the analyst has identified the matter as (1) one that is controversial, (2) one that would benefit from deliberation by the Proxy Voting Committee or (3) may give rise to a conflict of interest between the adviser and the advisory clients of the firm, the analyst will initially determine what vote to recommend that the adviser should cast.

         For non-controversial matters, the analyst may vote the proxy if (1) the vote is consistent with the recommendations of the issuer's Board of Directors, and not contrary to the Proxy Guidelines; or (2) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the analyst may sign and date the proxy and return them to the Compliance Manager. If the vote is not covered by the Proxy Guidelines and the analyst recommends voting against the issuer's Board of Directors' recommendations, the vote goes before the committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any third party research, a summary of any views provided by the Chief Investment Officer and any recommendation by the analyst. At the meeting, the analyst presents his/her viewpoint, and a vote of the committee is taken. If counsel believes that the matter before the committee is one with respect to which a conflict of interest may exist between the adviser and the clients of the adviser, counsel will provide an opinion to committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of advisers may diverge, counsel will so advise and the Committee may make a different recommendation as to each adviser. For any matters that might trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action. Should the vote concerning one or more recommendations be tied in a vote of the committee, the views of the analyst will be followed. The committee notifies the proxy department of the result of the vote and the proxy is voted accordingly.

         Although the Proxy Guidelines express the normal preferences of the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preference set forth in the Proxy Guidelines and will reviewed each matter on its own merits. Written minutes of all proxy meetings are kept on file. The adviser subscribes to the Institutional Shareholder Corporate Governance Service. ISS supplies current information on regulations, trends in proxy voting and information on corporate governance issues. ISS also sponsors seminars and conferences on corporate governance matters.

Section HH--Proxy Procedures                                                 HH2
Added July 1, 2003

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the last-filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If the client has provided special instructions relating to the adviser by voting the proxy on behalf of the client, any special client considerations should be noted on the client profile and disseminated to the proxy department. This is the responsibility of the portfolio manager or sales assistant. In accordance with Department of Labor guidelines, the adviser's policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the adviser will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the adviser will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the portfolio manager/sales assistant:

         - Client profile

         - Legal: James McKee and Stephen DeTore

         - Proxy department: Karyn Nappi

         - Portfolio Manager assigned to the account.

         In the event that the Board of Directors of one or more of the investment companies managed by one of the advisers has retained direct voting control over any security, the Compliance Department will provide each Board Member (Or in the event that the voting has been delegated to a committee of the Board, to the Committee members) with a copy of the proxy statement together with any recommendation by the adviser.

IV. VOTING RECORDS

         The Compliance Department will retain a record of matters voted upon. It will provide to the advisers such voting records as are necessary to fulfill. The adviser's staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

         If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the proxy department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

Section HH--Proxy Procedures                                                 HH3
Added July 1, 2003

         A letter is sent to the custodian of all separate account clients for which the adviser has voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letter to the custodian of all new accounts, along with the trading/DTC instructions. Proxy voting records will be retained in compliance with 17 C.F.R. section 275.204-2.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of three forms:

- Shareholder Vote Authorization Forms (VAF's) - Issued by ADP. VAF's must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

-    Proxy cards which may be voted directly.

- Proxy cards which are returned to the custodian (usually an outside broker). This is the least efficient method. It is difficult to determine whether our votes are being cast in the manner we directed. There is also a considerable time lag.

2. On the record date, a run is made of all holders of the security for comparison with proxies when they are received. To facilitate the reconciliation process, a copy of any trade corrections occurring between record date minus five and the meeting date should be given to the proxy department by the person making the correction. Any trade that changes the voting status of shares (i.e. from "A" shares to "B" shares) should also be given to the proxy department.

3. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

4. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

5. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Section HH--Proxy Procedures                                                 HH4
Added July 1, 2003

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

- From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6. Proxy cards/VAF's are marked and copied. Copies are kept alphabetically by security. Records for the current proxy season are located in the Proxy Department office. In preparation for the upcoming season, files are transferred to the La Vigna storage facility during January/February.

7. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP. The Advisers's ADP representative is Andre Carvajal. Her back-up is Gina Bitros. Their supervisor is Debbie Sciallo. A follow-up call is made to verify receipt.

8. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

Section HH--Proxy Procedures                                                 HH5
Added July 1, 2003

- VAF's can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

         -or-

     A call is placed to the custodian bank and a verbal vote is given to the bank and the bank then calls ADP and gives a verbal vote. Because of the increased possibility for errors, this method is only used as a last resort. ADP may not take a verbal vote from the Adviser directly. Written verification of the vote is requested from the custodian.

- When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed or sent by messenger.

10. Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11. In the case of a proxy contest, records are maintained for each opposing entity.

12. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

-    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

-    Banks and brokerage firms issuing proxies directly:

     The  bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

- A limited Power of Attorney appointing the attendee an Adviser representative.

- A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The

Section HH--Proxy Procedures                                                 HH6
Added July 1, 2003
     tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

-    A sample ERISA and Individual contract.

-    A sample of the annual authorization to vote proxies form.

-    A copy of our most recent Schedule 13D filing (if applicable).

Section HH--Proxy Procedures                                                 HH7
Added July 1, 2003

                                   APPENDIX A
                                PROXY GUIDELINES

                             PROXY VOTING GUIDELINES

Section HH--Proxy Procedures                                                 HH8
Added July 1, 2003

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Section HH--Proxy Procedures                                                 HH9
Added July 1, 2003

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

-    Historical responsiveness to shareholders

         This may include such areas as:

         - Paying greenmail

         - Failure to adopt shareholder resolutions receiving a majority of shareholder votes

-    Qualifications

-    Nominating committee in place

-    Number of outside directors on the board

-    Attendance at meetings

-    Overall performance

Section HH--Proxy Procedures                                                HH10
Added July 1, 2003

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

Section HH--Proxy Procedures                                                HH11
Added July 1, 2003

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Section HH--Proxy Procedures                                                HH12
Added July 1, 2003

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on a annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we will not support attempts to classify the board.

Section HH--Proxy Procedures                                                HH13
Added July 1, 2003

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

-        Future use of additional shares

                  -Stock split

                  -Stock option or other executive compensation plan

                  -Finance growth of company/strengthen balance sheet

                  -Aid in restructuring

                  -Improve credit rating

                  -Implement a poison pill or other takeover defense

- Amount of stock currently authorized but not yet issued or reserved for stock option plans

-        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Section HH--Proxy Procedures                                                HH14
Added July 1, 2003

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Section HH--Proxy Procedures                                                HH15
Added July 1, 2003

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Section HH--Proxy Procedures                                                HH16
Added July 1, 2003

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of negligence or insider dealing.

Section HH--Proxy Procedures                                                HH17
Added July 1, 2003

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Section HH--Proxy Procedures                                                HH18
Added July 1, 2003

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to a board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Section HH--Proxy Procedures                                                HH19
Added July 1, 2003

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

Section HH--Proxy Procedures                                                HH20
Added July 1, 2003

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Section HH--Proxy Procedures                                                HH21
Added July 1, 2003

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

Section HH--Proxy Procedures                                                HH22
Added July 1, 2003

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Section HH--Proxy Procedures                                                HH23
Added July 1, 2003

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above are considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Section HH--Proxy Procedures                                                HH24
Added July 1, 2003

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Section HH--Proxy Procedures                                                HH25
Added July 1, 2003

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Section HH--Proxy Procedures                                                HH26
Added July 1, 2003

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

-        State of Incorporation

-        Management history of responsiveness to shareholders

-        Other mitigating factors

Section HH--Proxy Procedures                                                HH27
Added July 1, 2003

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Section HH--Proxy Procedures                                                HH28
Added July 1, 2003

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Section HH--Proxy Procedures                                                HH29
Added July 1, 2003

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

-        Dilution of voting power or earnings per share by more than 10%

-        Kind of stock to be awarded, to whom, when and how much

-        Method of payment

- Amount of stock already authorized but not yet issued under existing stock option plans

Section HH--Proxy Procedures                                                HH30
Added July 1, 2003

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the outstanding shares.

Section HH--Proxy Procedures                                                HH31
Added July 1, 2003

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Section HH Proxy Procedures                                                 HH32
Added July 1, 2003.

                                   APPENDIX F


SUMMARY OF PROXY VOTING POLICY

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

     - Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

     - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

     - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

                                   APPENDIX G


                          Wellington Management Company, LLP
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

INTRODUCTION              Wellington Management Company, llp Wellington
                          Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                          Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES     As a matter of policy, Wellington Management:

                          1
                          Takes responsibility for voting client proxies only upon a client's written request.

                          2
                          Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                          3
                          Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                          4
                          Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                          5
                          Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                          6
                          Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                          Wellington Management Company, llp              Page 1

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          7
                          Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                          8
                          Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                          9
                          Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND        Wellington Management has a Proxy Committee,
OVERSIGHT                 established by action of the firm's Executive
                          Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services
                          Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES   Wellington Management has in place certain procedures
                          for implementing its proxy voting policies.

General Proxy Voting      AUTHORIZATION TO VOTE. Wellington Management will vote
                          only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                          RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                          Wellington Management Company, llp              Page 2

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                          RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                          PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                          - Generally, issues for which explicit proxy voting
                            guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                          - Issues identified as "case-by-case" in the Proxy
                            Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                          - Absent a material conflict of interest, the
                            portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                          MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                          If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will

                          Wellington Management Company, llp              Page 3

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations      In certain instances, Wellington Management may be
                          unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                          SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                          SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                          In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                          LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where

                          Wellington Management Company, llp              Page 4

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION    Wellington Management maintains records of proxies
                          voted pursuant to Section 204-2 of the Investment
                          Advisers Act of 1940 (the "Advisers Act"), the
                          Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                          Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                          Wellington Management Company, llp              Page 5

                           Wellington Management Company, LLP          EXHIBIT A
                           Proxy Voting Guidelines

                           Dated:  April 30, 2003





INTRODUCTION               Upon a client's written request, Wellington
                           Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                           These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                           Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES          COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                           - Election of Directors:                             For

                           - Repeal Classified Board (SP):                      For

                           - Adopt Director Tenure/Retirement Age (SP):         Against

                           - Minimum Stock Ownership by Directors (SP):         Case-by-Case

                           - Adopt Director & Officer Indemnification:          For

                           - Allow Special Interest Representation to           Against
                             Board (SP):

                           - Require Board Independence (SP):                   For

                           - Require Board Committees to be Independent         For
                             (SP):

                           - Require a Separation of Chair and CEO or           Case-by-Case
                             Require a Lead Director (SP):


                             Wellington Management Company, LLP           Page 1

                           Wellington Management Company, LLP
                           Proxy Voting Guidelines

                           Dated:  April 30, 2003





                           - Boards not Amending Policies That are Supported    Withhold
                             by a Majority of Shareholders:                     vote*

                             * on all Directors seeking election the
                               following year

                           - Approve Directors' Fees:                           For

                           - Approve Bonuses for Retiring Directors:            For

                           - Elect Supervisory Board/Corporate Assembly:        For

                           MANAGEMENT COMPENSATION

                           - Adopt/Amend Stock Option Plans:                    Case-by-Case

                           - Adopt/Amend Employee Stock Purchase Plans:         For

                           - Eliminate Golden Parachutes (SP):                  For

                           - Expense Future Stock Options (SP):                 For

                           - Shareholder Approval of All Stock Option Plans     For
                             (SP):

                           - Shareholder Approval of Future Severance           For
                             Agreements Covering Senior Executives (SP):


                           - Recommend Senior Executives Own and Hold           For
                             Company Stock, not Including Options (SP):


                           - Disclose All Executive Compensation (SP):          For

                           REPORTING OF RESULTS

                           - Approve Financial Statements:                      For

                           - Set Dividends and Allocate Profits:                For

                           - Limit Non-Audit Services Provided by               For
                             Auditors (SP):

                           - Ratify Selection of Auditors and Set Their Fees:   For

                           - Elect Statutory Auditors:                          For


                           Wellington Management Company, LLP             Page 2

                           Wellington Management Company, LLP
                           Proxy Voting Guidelines

                           Dated:  April 30, 2003





                           SHAREHOLDER VOTING RIGHTS

                           - Adopt Cumulative Voting (SP):                      Against

                           - Redeem or Vote on Poison Pill (SP):                For

                           - Authorize Blank Check Preferred Stock:             Against

                           - Eliminate Right to Call a Special Meeting:         Against

                           - Increase Supermajority Vote Requirement:           Against

                           - Adopt Anti-Greenmail Provision:                    For

                           - Restore Preemptive Rights:                         Case-by-Case

                           - Adopt Confidential Voting (SP):                    For

                           - Approve Unequal Voting Rights:                     Against

                           - Remove Right to Act by Written Consent:            Against

                           - Approve Binding Shareholder Proposals:             Case-by-Case

                           CAPITAL STRUCTURE

                           - Increase Authorized Common Stock:                  Case-by-Case

                           - Approve Merger or Acquisition:                     Case-by-Case

                           - Approve Technical Amendments to Charter:           Case-by-Case

                           - Opt Out of State Takeover Statutes:                For

                           - Consider Non-Financial Effects of Mergers:         Against

                           - Authorize Share Repurchase:                        For

                           - Authorize Trade in Company Stock:                  For

                           - Issue Debt Instruments:                            For


                           Wellington Management Company, LLP             Page 3

                           Wellington Management Company, LLP
                           Proxy Voting Guidelines

                           Dated:  April 30, 2003





                           SOCIAL ISSUES

                           - Endorse the Ceres Principles (SP):                 Case-by-Case

                           - Disclose Political and PAC Gifts (SP):             For

                           - Require Adoption of International Labor
                             Organization's Fair Labor Principles (SP):         Case-by-Case

                           MISCELLANEOUS

                           - Approve Other Business:                            Abstain

                           - Approve Reincorporation:                           Case-by-Case



                           Wellington Management Company, LLP             Page 4

[TCW GRAPHICS]


                                   APPENDIX H


                SUMMARY OF PROXY VOTING GUIDELINES AND PROCEDURES
                                   (JUNE 2003)

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guidelines") and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

THE GUIDELINES

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW's philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. Within each category, decisions are organized as to whether, according to the Guidelines, TCW votes in favor, votes against, or decides on a case-by-case basis. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.

CORPORATE GOVERNANCE

TCW Votes in Favor of:

         - Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors

         - Proposals to repeal classified boards and elect all directors annually

         - Proposals to restore shareholder ability to remove directors with or without cause

         - Proposals that permit shareholders to elect directors to fill board vacancies

         - Proposals that remove restrictions on the right of shareholders to act independently of management

         - Proposals to allow or make easier shareholder action by written consent

         - Proposals that seek to fix the size of the board

         - Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

         - Proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations

         - Proposals that request companies to adopt confidential voting

TCW Votes Against:

         - Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests

         - Shareholder proposals requiring directors to own a minimum amount of company stock, limiting the tenure of outside directors,or imposing a mandatory retirement age for outside directors

         - Proposals to eliminate entirely directors' and officers' liability for violating the duty of care

         - Indemnification proposals that expand coverage beyond what is customary

         - Proposals to classify boards of directors

         - Proposals that provide that directors may be removed only for cause

         - Proposals that provide that only continuing directors may elect replacements to fill board vacancies

         - Proposals to eliminate cumulative voting

         - Proposals to restrict or prohibit shareholder ability to call special meetings

         - Proposals to restrict or prohibit shareholder ability to take action by written consent

         - Proposals that give management the ability to alter the size of the board without shareholder approval

         - Management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments

         - Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations

TCW Decides on a Case-by-Case Basis:

         - Votes on director nominees (other than when a vote is withheld as described above)

         - Shareholder proposals requiring that the positions of chairman and chief executive officer be held separately

         - Shareholder proposals asking that a majority of directors be independent

         - Proposals on director and officer indemnification and liability protection (other than when a vote is withheld as described above)

         - Bundled or conditioned proxy proposals

         - Proposals to establish a shareholder advisory committee

PROXY CONTESTS AND TENDER OFFERS

TCW Votes in Favor of:

         - Reimbursing proxy solicitation expenses in cases where one of the Outside Services recommends in favor of the dissidents

         - Shareholder proposals that ask a company to submit poison pills for shareholder ratification

         - Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments

         - Shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes

         - Shareholder proposals that would allow significant company shareholders equal access to management's proxy material

TCW Votes Against:

         - Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares

         - Dual-class exchange offers or recapitalizations

TCW Decides on a Case-by-Case Basis:

         - Votes in contested elections of directors

         - Proposals to reimburse proxy solicitation expenses (other than when voting for such a proposal as described above)

         - Proposals to restore or permit cumulative voting

         - Shareholder proposals to redeem a company's poison pill

         - Management proposals to ratify a poison pill

         - Proposals to adopt fair price provisions (other than when a vote is withheld as described above)

         - Restructuring plans that involve the payment of pale greenmail

CAPITAL STRUCTURE

TCW Votes in Favor of:

         - Management proposals to increase common share authorization for a stock split

         - Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting

         - Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense

         - Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

         - Shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification

         - Management proposals to reduce the par value of common stock

         - Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

TCW Votes Against:

         - Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

         - Proposals authorizing new classes of blank check preferred stock

TCW Decides on a Case-by-Case Basis:

         - Proposals to increase the number of shares of common stock authorized for issue

         - Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue

         - Proposals to increase the number of blank check preferred shares

         - Shareholder proposals that seek preemptive rights

         - Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan

         - Proposals to create tracking stock

EXECUTIVE AND DIRECTOR COMPENSATION

TCW Votes in Favor of:

         - Shareholder proposals that seek additional disclosure of executive and director pay information

         - Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification

         - Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs

         - Proposals to implement 401(k) savings plans for employees

TCW Decides on a Case-by-Case Basis:

         - Votes with respect to compensation plans

         - Management proposals seeking approval to reprice options

         - Votes on stock-based plans for directors

         - Votes on employee stock purchase plans

         - Shareholder proposals that seek to limit executive and director pay

         - Proposals to ratify or cancel golden or tin parachutes

MISCELLANEOUS ISSUES

TCW Votes in Favor of:

         - Proposals to change a corporate name

         - Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

TCW Votes Against:

         - Proposals regarding charitable contributions

         - Most shareholder proposals requiring corporate action on matters of social controversy

TCW Decides on a Case-by-Case Basis:

         - Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year

CONFLICT RESOLUTION

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW's philosophy of referring discretionary votes to its portfolio managers, TCW's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW's Proxy Voting Manager. TCW clients will also soon be able to access TCW's proxy voting record on the TCW website.

TCW or the Outside Service will keep records of the following items: (i) TCW's Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

                                   APPENDIX I


                              BOSTON ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION

         Under the investment management contracts between Boston Advisors, Inc. ("BAI") and most of our clients, the client retains exclusive voting authority over the securities in the client's portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and under the Advest Managed Account Consulting Program.

II.      STATEMENTS OF POLICIES AND PROCEDURES

         A. POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

                  While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the "Guidelines") of Institutional Shareholder Services, Inc. ("ISS"). ISS will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, ISS will vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from ISS and may override specific recommendations or may modify the Guidelines in the future.

                  We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client's account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

         B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Michael J. Vogelzang, our Proxy Voting Committee.

                  Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Proxy Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

                  If Proxy Committee determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of ISS or, if applicable, the client's proxy voting policies. The Proxy Committee also reserves the right to vote a proxy using the following methods:

                         - We may obtain instructions from the client on how
                           to vote the proxy.

                         - If we are able to disclose the conflict to the
                           client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

                  We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

         C.       LIMITATIONS ON OUR RESPONSIBILITIES

                  1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

                  2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

                  3.       Special Client Considerations.

                           a. Mutual Funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.

                           b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

                  4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

         D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

         E. REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

         F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

         G. MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

         III.     PROXY ISSUES

                  Annex A sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner.

         Version:

                                     ANNEX A

Summary of proxy voting guidelines -

                                   APPENDIX J


                             MONTAG & CALDWELL,INC.
                             PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. ("M&C") in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder's meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company's shares.

It is against M&C's policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C's advisory clients.

If M&C is solicited to vote client proxies on an issue that could present a conflict of interest with its clients invested in shares of a mutual fund where M&C is the investment adviser, M&C will, before voting proxies, fully disclose its conflict to the investment company's board of directors or a committee of the board and obtain the board's or committee's consent or direction to vote the proxies.

The following guidelines establish our position on the most common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

        -       Increase in authorized common shares.

        - Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

        -       Routine election or re-election of directors.

        -       Appointment or election of auditors.

        -       Directors' liability and indemnification.

        -       Time and location of annual meeting.

                                                          Revised February, 2003

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

COMPENSATION ISSUES

M&C will review on a case by case basis the following issues:

         -        Compensation or salary levels.

         -        Incentive plans.

         -        Stock option plans.

         -        Employee stock purchase or ownership plans.

SOCIAL ISSUES

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

         -        Enforcing restrictive energy policies.

         -        Placing arbitrary restrictions on military contracting.

         - Barring or placing arbitrary restrictions on trade with communist countries.

         - Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

         -        Restricting the marketing of controversial products.

         -        Limiting corporate political activities.

         -        Barring or restricting charitable contributions.

         - Enforcing general policy regarding employment practices based on arbitrary parameters.

         - Enforcing a general policy regarding human rights based on arbitrary parameters.

         - Enforcing a general policy regarding animal rights based on arbitrary parameters.

         -        Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

                                       2                  Revised February, 2003

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

         -        Changing the state of incorporation.

         -        Mergers, acquisitions, dissolvement.

         -        Indenture changes.

         -        Changes in Capitalization.

SHAREHOLDER GOVERNANCE

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

         - Majority approval of shareholders in acquisitions of a controlling share in the corporation.

         -        Staggered board of directors.

         - Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation's by-laws.

We will generally vote AGAINST the following management proposals:

         - Super-majority provisions which require greater than 66-2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation's by-laws.

         - Fair-price amendments which do not permit a takeover unless an arbitrary fair price is offered to all shareholders that is derived from a fixed formula.

         - The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

         - Proposals which do not allow replacements of existing members of the board of directors

We will generally vote FOR shareholder proposals which:

         - Propose or support a majority of independent directors and or independent audit, compensation, and nominating committees

         - Rescind share purchase rights or require that they are submitted for shareholder approval to 66-2/3% or less.

         -        Eliminate pension and benefit programs for outside directors.

                                       3                  Revised February, 2003

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

We will generally vote AGAINST shareholder proposals which:

         -        Require annual election of directors or specify tenure.

         -        Eliminate a staggered board of directors.

PROXY CONTESTS

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C's response to the client's written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

The Supervisor of Information Processing will provide the Director of Operations with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Revised June 2003

                                       4                  Revised February, 2003

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

                       M&C PROXY VOTING INTERNAL CONTROLS

DOL REGULATORY REQUIREMENTS

The DOL issued an Interpretive Bulletin 94-2 which reiterates and expands the DOL's positions on proxy voting by Investment Managers. In general the Interpretive Bulletin confirms that:

     -    Voting is a fiduciary act under ERISA;

     - Written statements of proxy voting policy or guidelines issued by a plan must be followed by an Investment Manager (unless inconsistent with ERISA);

     -    Records of proxy voting must be maintained;

     -    The Proxy Committee voting should be based on written guidelines;

     - Advisers should take reasonable steps under the circumstances to ensure that the proxies are received.

SEC REGULATORY REQUIREMENTS

The SEC adopted Rule 206(4)-6 and amendments to Rule 204-2, Record Keeping.

This rule and the amendments address an Adviser's fiduciary obligation to its Clients when the Adviser has authority to vote their proxies. Under Rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an Adviser to exercise voting authority with respect to Client securities, unless:

     - The Adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of its Clients;

     - The Adviser describes its proxy voting procedures to its Clients and provides copies upon request; and

     - The Adviser discloses to Clients how they may obtain information on how the Adviser voted their proxies.

M&C Proxy Voting Internal Controls                                       Page 5

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

The record keeping rule requires an Adviser to maintain proxy voting records for a period of five years.

In order to vote proxies in the best interest of Clients, M&C has established proxy voting guidelines that are designed to resolve material conflicts of interest before voting Clients' proxies.

INTERNAL CONTROLS

When voting proxies for Clients pursuant to Client authorization, M&C will consider proxies as Client assets and vote only in the best economic interests of the Client, vote consistently among Clients and avoid individual Client preferences expressed about voting proxies.

     - M&C's ERISA investment advisory agreement discloses that since the account is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), decisions on voting of proxies will be made by the Adviser in accordance with its guidelines (as amended from time to time) unless reserved to the trustee or named fiduciary of Client's Account;

     - M&C's Non-ERISA investment advisory agreement discloses that decisions on voting of proxies will be made by the Adviser in accordance with its guidelines (as amended from time to time) unless reserved to the Client;

     - If M&C is authorized to make decisions on voting of proxies, M&C will have no obligation to furnish Client any proxies, notices of shareholders' meetings, annual reports or other literature customarily mailed to shareholders or to follow instructions or requests from Clients with respect to voting;

     - Procedures are in place to assure that voting policies are in fact applied in voting all Clients' portfolio securities;

     - If, in a particular case, there is an exception made, the reasons for the exception will be documented in the Client file.

RESOLVING CONFLICTS OF INTEREST

     EXAMPLE OF CONFLICT:

     An Adviser manages a pension plan of a company whose management is soliciting proxies. Failure to vote in favor of management may harm the Adviser's relationship with the company.

     M&C'S RESOLUTION:

     Should the situation arise where Montag & Caldwell is an Investment Adviser to a company whose proxy we

M&C Proxy Voting Internal Controls                                       Page 6

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

     are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the values of the company's shares.

     EXAMPLE OF CONFLICT:

     An Adviser may have a business or personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

     M&C'S RESOLUTION:

     M&C's Code of Ethics Provides:

         Outside Directorship - It is against M&C's policy for employees to serve on the board of directors of a company whose stock is purchased for M&C's Advisory Clients.

     EXAMPLE OF CONFLICT:

     - An Adviser that is solicited to vote Client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan has a conflict of interest with its Clients invested in the fund if the fees are a source of compensation for the Adviser.

     The SEC believes that an Adviser to an investment company would satisfy its fiduciary obligations under the Adviser's Act if, before voting proxies, it fully discloses its conflict to the investment company's board of directors or a committee of the board and obtain the board's or committee's consent or direction to vote the proxies;

     -    M&C has addressed Investment Company issues in its Proxy Voting
          Policies.

VOTING CLIENT PROXIES

An Adviser with voting authority has the duty of care that requires an Adviser to monitor corporate actions.

The SEC does not suggest that an Adviser that fails to vote every proxy would necessarily violate its fiduciary obligations. There may even be times when refraining from voting a proxy is in the Client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the Client.

POLICIES AND PROCEDURES

The SEC has not mandated specific policies and procedures, therefore, providing flexibility for Advisers to craft policies and procedures suitable to their business and the nature of the conflicts they may face.

M&C Proxy Voting Internal Controls                                       Page 7

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

M&C's policy guidelines disclose the department or group of employees that have the responsibility for:

     -    Monitoring corporate actions;

     -    Making voting decisions; and

     -    Ensuring that proxies are submitted timely.

These departments and/or employees are as follows:

DEPARTMENTS:

     -    PORTFOLIO MANAGEMENT & RESEARCH

               - Proxy Voting Policies are reviewed on an annual basis and revised when necessary;

               - A member of M&C's professional staff has the responsibility to review corporate actions in order to make the decision on voting company proxies. Proxies are voted in accordance with M&C's voting guidelines that are designed to vote in the best interests of all Clients;

               - If, in a particular case, there is an exception made, the reasons for the exception will be documented.

     -    INFORMATION PROCESSING

               - The voting decision is provided to an Information Processing Assistant to input into ProxyEdge, M&C's proxy voting software;

               - A monthly voting record is provided by the Supervisor of Information Processing to the Compliance Officer to compare the data entered into ProxyEdge database to the proxy ballot;

               - The Supervisor of Information Processing provides a confirmation that reasonable steps were taken to ensure that all ballots are received and voted;

               - Adequate and accurate voting records will be maintained in an electronic file. The records reflect the company and meeting date, the issues voted, how they were voted, number of shares eligible to be voted, and the number of shares voted;

               - Clients are provided, upon request, a record of how M&C voted on behalf of Client.

DISCLOSURES TO CLIENTS

Rule 206(4)-6 requires Advisers to describe their proxy voting policies and procedures to Clients, and

M&C Proxy Voting Internal Controls                                       Page 8

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

upon request, to provide Clients with a copy of those policies. The Adviser must also provide to the Clients, upon request, a disclosure of how the Clients may obtain information from the Adviser on how their proxies were voted.

The description should be a concise summary of the Adviser's proxy voting process rather than a reiteration of the Adviser's policies and procedures.

The Adviser may choose any means to make this disclosure, provided that it is clear, not "buried" in a longer document, and received by Clients within 180 days after publication of Rule 206(4)-6, which is by August 6, 2003.

The SEC release suggests that Advisers could send Clients the disclosure together with a periodic account statement or include it in its brochure (Part II of Form ADV).

Rule 206(4)-6 requires the first disclosure to Clients to be delivered by August 6, 2003.

     - M&C will provide a letter and a disclosure statement of M&C's proxy voting guidelines and policy and procedures and include with the June 30, 2003 Client appraisals. A list of Clients that do not receive calendar quarter-end appraisals will be identified in order to include all Clients with this special mailing. Therefore, this disclosure will be accomplished before August 6, 2003;

     - A certification form will be included in the first required Client disclosure to update the Client records on the delegation of proxy voting authority;

     - Future disclosures will be included in M&C's annual disclosure statement that is provided to Clients within the first calendar quarter of each year. Future Client contracts using M&C's standard contract will include proxy voting disclosures.

RECORD KEEPING REQUIREMENTS - AMENDED RULE 204-2

The amendments to Rule 204-2 require Advisers that vote Client proxies to maintain specified records with respect to these Clients.

Advisers must retain:

     -    Copies of all policies and procedures;

     - A copy of each proxy statement that the Investment Adviser receives regarding Client securities;

     -    A record of each vote cast by the Adviser on behalf of a Client;

     - A copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Investment Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client;

     - A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

               - M&C maintains a record of proxy voting guidelines and the annual updates in Shared Data;

M&C Proxy Voting Internal Controls                                       Page 9

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

               - A copy of the proxy statements and the record of each vote cast by M&C are maintained electronically;

               - M&C will maintain all Client requests and M&C's response to the Client's written or verbal requests;

               - M&C maintains documents that are material to making a decision on how to vote proxies, or the basis for the decision.

In a companion release, the SEC adopted rules requiring investment companies to publicly disclose how they vote their proxies. The SEC is requiring public disclosure as a means of informing fund shareholders how the fund (or its Adviser) voted proxies on the shareholders' fund.

The investment company is required to publicly disclose how they, or their Advisers, vote their proxies. Public disclosure is unnecessary, however, for Advisers to communicate to their separate managed Clients on how the Adviser has voted that Client's proxies. Moreover, the SEC feels that disclosure of proxy votes by some Advisers would reveal Client holdings and thus Client confidences and have determined not to require Advisers to disclose their votes publicly.

     - M&C's compliance with the Investment Company Act will require disclosure beyond what the SEC has excluded from the Investment Advisers Act;

     - Therefore, M&C will disclose to all Clients M&C's responsibility to publicly disclose how mutual fund Client proxies were voted in the disclosure statement to be mailed on or before August 6, 2003 and thereafter in M&C's disclosure statement SEC Form ADV Part II.

REVIEW

Proxy Voting Policies are reviewed annually by the Proxy Voting Committee. This committee is comprised of investment professionals, including Portfolio Managers and research staff.

Where M&C is an Investment Adviser to a company whose proxy the firm is authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company's shares. A record of the economic analysis will be maintained by the Portfolio Manager in charge of the voting decisions.

The proxy voting process is monitored for accuracy. A voting history report is generated on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

During the proxy season, periodic reviews of missing ballots will be monitored and necessary follow-up phone calls will be made, under the direction of the Supervisor of Information Processing.

The Supervisor of Information Processing provides the Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

The Supervisor of Information Processing will inform custodians of the requirement that all proxies be forwarded promptly to M&C.

M&C Proxy Voting Internal Controls                                       Page 10

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

A list of Client verbal and written requests and M&C's response to the Client's written or verbal requests will be maintained by the Portfolio Assistant and a copy will be forwarded to the Compliance Officer.

A record of proxy voting guidelines reflecting annual updates are maintained in Shared Data.

Documents that are material to making a decision on how to vote proxies, or the basis for the decision, are maintained by an investment professional responsible for voting decisions.

SEC Form ADV Part II, M&C's disclosure statement, will disclose M&C's proxy voting guidelines and policies and procedures beginning with the 2004 disclosure.

The first required disclosure (by August 6, 2003) will be included in the June 30, 2003 Client appraisal.

Adequate and accurate voting records will be maintained in an electronic file by an Information Processing Assistant. The records will reflect the company and meeting date, the issues voted, how they were voted, number of shares eligible to be voted, and the number of shares voted.

M&C Proxy Voting Internal Controls                                       Page 11

                                   APPENDIX K


                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                   VERSION 1.0

                                  28 JULY 2003

                                 FOR US CLIENTS

                           UBS GLOBAL ASSET MANAGEMENT
   GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY - VERSION 1.0

                                TABLE OF CONTENTS

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

     A. GENERAL CORPORATE GOVERNANCE BENCHMARKS                               1

     B. PROXY VOTING GUIDELINES - MACRO RATIONALES                            3

     C. PROXY VOTING DISCLOSURE GUIDELINES                                    7

     D. PROXY VOTING CONFLICT GUIDELINES                                      8

                                      i                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                  VERSION 1.0

                 GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

     1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

     2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

     3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Policy                                1                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

     -    Board exercises judgment independently of management.

     -    Separate Chairman and Chief Executive.

     -    Board has access to senior management members.

     -    Board is comprised of a significant number of independent outsiders.

     -    Outside directors meet independently.

     -    CEO performance standards are in place.

     -    CEO performance is reviewed annually by the full board.

     -    CEO succession plan is in place.

     -    Board involvement in ratifying major strategic initiatives.

     - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

     - Board determines necessary board member skills, knowledge and experience.

     -    Board conducts the screening and selection process for new directors.

     - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

     - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

     -    Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

     - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

     - Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

     -    Employment contracts should not entrench management.

     - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Policy                                2                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

     - Executive remuneration should be commensurate with responsibilities and performance.

     -    Incentive schemes should align management with shareholder objectives.

     - Employment policies should encourage significant shareholding by management and board members.

     - Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.

     - Long-term incentives should be linked to transparent long-term performance criteria.

     - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

     -    Auditors are approved by shareholders at the annual meeting.

     - Audit, consulting and other fees to the auditor are explicitly disclosed.

     - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

     -    Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. GENERAL GUIDELINES

     a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

     b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

Policy                                3                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

     c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

     d. In general, we oppose proposals, which in our view, act to entrench management.

     e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

     f. We will vote in favor of shareholder resolutions for confidential voting.

2. BOARD OF DIRECTORS & AUDITORS

     a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

     b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

     c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

     d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

     e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3. COMPENSATION

     a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

     b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

     c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

     a. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market

Policy                                4                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

          practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

     b. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

     c. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4. GOVERNANCE PROVISIONS

     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

     b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

     c. Any substantial new share issuance should require prior shareholder approval.

     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

     f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

     a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

     b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. MERGERS, TENDER OFFERS & PROXY CONTESTS

Policy                                5                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

     a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

     a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

     b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

     c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. ADMINISTRATIVE & OPERATIONS

     a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

     b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9. MISCELLANEOUS

     a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

     b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

Policy                                6                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

     c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

Policy                                7                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

C. PROXY VOTING DISCLOSURE GUIDELINES

     - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

     - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

Policy                                8                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

- Under no circumstances will general business, sales or marketing issues influence our proxy votes.

- UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note:
     Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

Policy                                9                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

E. LOCAL POLICY - UNITED STATES

OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

Proxy Voting Guidelines - Macro Rationales

1.   We do not favor the forced reporting of political contributions.

Proxy Voting Conflict Guidelines

The U.S. Local Corporate Governance Committee will meet to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:

     -    Relationships with clients and potential clients

     -    Banking and investment banking divisions within UBS

Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

Policy                                10                            28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

Policy                                11                            28 July 2003

                                   APPENDIX L


    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

    1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

    2)  provides the client with this written proxy policy, upon request;

    3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

    4)  matches proxies received with holdings as of record date;

    5)  reconciles holdings as of record date and rectifies any discrepancies;

    6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

    7)  documents the reason(s) for voting for all non-routine items; and

    8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

AMENDED MAY 7, 2003                                                  PAGE 1 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

         - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

         - Approval of auditors

         - Directors' and auditors' compensation

         - Directors' liability and indemnification

         - Discharge of board members and auditors

         - Financial statements and allocation of income

AMENDED MAY 7, 2003                                                  PAGE 2 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

         - Dividend payouts that are greater than or equal to country and industry standards

         - Authorization of share repurchase programs

         - General updating of or corrective amendments to charter

         - Change in Corporation Name

         - Elimination of cumulative voting

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

         - Capitalization changes which eliminate other classes of stock and voting rights

         - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

         - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

         - Elimination of "poison pill" rights

         - Stock purchase plans with an exercise price of not less that 85% of fair market value

         - Stock option plans which are incentive based and not excessive

         - Other stock-based plans which are appropriately structured

         - Reductions in super-majority vote requirements

         - Adoption of anti-"greenmail" provisions

III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

         - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

         - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

AMENDED MAY 7, 2003                                                  PAGE 3 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

         - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

         - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

         - Elimination of Shareholders' Right to Call Special Meetings

         - Establishment of classified boards of directors

         - Reincorporation in a state which has more stringent anti-takeover and related provisions

         - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

         - Excessive compensation

         - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

         - Adjournment of Meeting to Solicit Additional Votes

         - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

         - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

    - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

    - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

    - Against offers when there are prospects for an enhanced bid or other bidders

AMENDED MAY 7, 2003                                                  PAGE 4 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

    - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

         -  Requirements that auditors attend the annual meeting of shareholders

         -  Establishment of an annual election of the board of directors

         - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

         - Mandates that amendments to bylaws or charters have shareholder approval

         -  Mandates that shareholder-rights plans be put to a vote or repealed

         -  Establishment of confidential voting

         - Expansions to reporting of financial or compensation-related information, within reason

         -  Repeals of various anti-takeover related provisions

         -  Reduction or elimination of super-majority vote requirements

         -  Repeals or prohibitions of "greenmail" provisions

         -  "Opting-out" of business combination provisions

         - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation -- committee

II. In light of recent events surrounding corporate auditors and taking into account corporate

AMENDED MAY 7, 2003                                                  PAGE 5 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc

governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

         - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

         - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

         - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

         - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

         -  Limits to tenure of directors

         - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

         -  Restoration of cumulative voting in the election of directors

         - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

         - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

         - Proposals which require inappropriate endorsements or corporate actions

         - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

         - Proposal asking companies to adopt full tenure holding periods for their executives.

         - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

AMENDED MAY 7, 2003                                                  PAGE 6 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular

AMENDED MAY 7, 2003                                                  PAGE 7 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

         1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

         2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

         3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

         4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

         5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

AMENDED MAY 7, 2003                                                  PAGE 8 OF 9

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

AMENDED MAY 7, 2003                                                  PAGE 9 OF 9

                                   APPENDIX M

                                                                 JULY 2003
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
            VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                                   APPENDIX M


                             ROCKEFELLER & CO., INC.

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL

         Rockefeller & Co., Inc. ("R&Co.") has adopted and implemented these policies and procedures to ensure that proxies are voted in the best interest of clients in fulfillment of R&Co.'s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act").

         R&Co. has engaged Institutional Shareholder Services, Inc. ("ISS"), an independent third party, to assist with proxy voting. In addition to the execution of proxy votes in accordance with R&Co.'s instructions, ISS also provides R&Co. with corporate governance information, due diligence related to making appropriate proxy voting decisions, vote recommendations and record-keeping services. R&Co., however, retains final authority and responsibility for proxy voting.

         A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client's account, provided the client advises R&Co. of such decision in advance of any proxy vote(s). If a client retains proxy voting authority, R&Co. will instruct the appropriate custodian banks to forward proxy material directly to the client and R&Co. shall have no further responsibility. In certain cases, however, R&Co. may provide administrative services to clients who have retained proxy voting authority, but desire that R&Co. assist with the technical aspects of processing related paperwork and executing the client's voting decision.

         Upon reasonable notice, R&Co. will also adhere to any specific client direction and/or guidelines with respect to proxy voting, even if such direction or guidelines conflict with R&Co.'s proxy voting guidelines.

         Upon request, R&Co. will promptly provide clients with a copy of these policies and procedures as well as information on how R&Co. voted proxies of securities held in their accounts.

PROXY VOTING COMMITTEE AND PERSONNEL

         R&Co.'s Chief Executive Officer will appoint senior representatives from the Investment, Client Advisory Services, Operations and Legal Departments to serve as members of the Proxy Committee (the "Committee") and will designate its Chairman.

         The Committee is charged with the responsibility of administering these policies and procedures, and will meet periodically and as necessary to: (1) oversee the proxy voting process and the implementation of these policies and procedures; (2) make voting decisions on proxy resolutions that are to be considered on a "case-by-case" basis in

                                                          Approved: July 8, 2003
accordance with R&Co.'s Proxy Voting Guidelines; (3) consider matters of a non-routine or unusual nature, including any material conflict of interest presented in connection with a pending vote; (4) assure that the wishes of clients who have provided voting guidelines to R&Co. have been followed; (5) review and periodically update R&Co. voting guidelines; (6) arrange for the necessary voting and other records to be maintained in accordance with applicable regulatory requirements; and (7) review the services of any third party engaged by R&Co. to assist with proxy voting.

         The Committee will designate a Voting Delegate and one or more Proxy Administrators who will be responsible for the day-to-day administration of these policies and procedures, and who will report periodically to the Committee (see Exhibit A).

PROXY VOTING GUIDELINES

         R&Co. has established two sets of proxy voting guidelines: (1) a general set that governs the voting for clients not making a contrary election; and (2) a socially responsive set to be applied upon client request. Both guidelines share the same philosophy with respect to corporate governance issues and consider the future appreciation of the investment as a primary concern. The guidelines, however, differ somewhat on social issues. For example, the general guidelines set forth specific governance preferences and a more detached approach to social issues. The socially responsive guidelines take a more specific and proactive stance on social issues.

         R&Co. does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the two sets of guidelines share a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, both guidelines favor proposals that:

         -        Preserve and enhance the rights of minority shareholders;

         -        Increase the Board's skill base; and

         -        Increase the accountability of both the Board and management.

         In connection with the Socially Responsive Voting Guidelines, R&Co. looks for progress and leadership from companies. R&Co. also believes that good citizenship is good business and that encouraging companies to improve their social responsiveness can lead to improved financial performance.

         R&Co.'s current proxy voting principles and guidelines are attached as Exhibit B.

PROXY VOTING LIMITATIONS

         R&Co. will not vote proxies in countries that engage in "share blocking" -- the practice of prohibiting investors who have exercised voting rights from disposing of their

                                                          Approved: July 8, 2003
shares for a defined period of time. R&Co. will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

CONFLICTS OF INTEREST

         The Voting Delegate will be responsible for assessing the extent to which a proxy raises a material conflict between R&Co.'s interests and those of the client. Examples of a potential conflict may include situations where R&Co. and/or its employees have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.(1) Whether such a conflict is "material" may depend on the number of shares held in R&Co. client accounts and the ability of those shares to have a meaningful impact on the relevant proxy vote, or with respect to business relationships, the amount of revenue received by R&Co.

         Due to the nature of R&Co.'s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because R&Co. does not engage in investment banking, or manage or advise public companies. However, R&Co. does act as sub-advisor to certain registered mutual fund portfolios and has a few affiliated persons who sit on the Board of Directors of public companies. In the event a material conflict of interest does arise, however, it will be resolved in the best interest of clients. In such a case, the Voting Delegate will advise the Committee, and will generally vote the proxy based upon the recommendation of ISS. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.

PROXY VOTING PROCEDURES

         The current procedures for voting client proxies are attached as Exhibit C.

RECORDKEEPING

         R&Co. must maintain the following proxy voting records pursuant to the Advisers Act: (1) a copy of its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast;
(4) a copy of any document created by R&Co. that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and R&Co.'s written response to any (written or oral) client request for such records. R&Co. relies on ISS for the records specified in (2) and (3) above. Proxy voting records will be maintained by the Proxy Administrator for a period of five years.

--------------
(1) Certain trustees of the Rockefeller Family Trust and certain members of R&Co.'s Board of Directors and Audit Committee also serve as directors and/or officers of public companies, the securities of which may be held in R&Co. client portfolios from time to time.

                                                          Approved: July 8, 2003

                                                                       EXHIBIT A

PROXY VOTING COMMITTEE

Jeffrey P. Davis, Chair
Joel I. Cohen
Yvette M. Garcia
Farha-Joyce Haboucha
David F. Pagliaro

VOTING DELEGATE

Farha-Joyce Haboucha

PROXY ADMINISTRATORS

Linda M. Roberts
Sheila A. Wilson

                                                          Approved: July 8, 2003

                                                                       EXHIBIT B

Voting Principles & Guidelines (Version 1.0)

Policy

Rockefeller & Co., Inc. seeks to assure that proxies are regarded as assets of portfolios subject to the same fiduciary standards as other plan assets. In essence, this means that all proxies will be voted in an informed and timely fashion on behalf of the "owners," our clients.

Perspective for Governance Voting Policies

We believe that even when we support management and hold them in high esteem, we recognize that the interests of shareholders are not always identical to those of management. We also believe that an effective proxy system serves as an important check on mismanagement and corruption. In cases where a shareholder votes against management or withholds a vote, success is not determined by "winning." Even a relatively small opposition vote puts management on notice that an issue must be dealt with. This is also a way for shareholders to communicate with the board and management.

Most proxies address questions of corporate governance. (Others address the social role of corporations and are dealt with separately for clients with SRI portfolios.) The guidelines given here are the results of research and consultation into the practices of other organizations regarded as active shareholders, notably TIAA-CREF and CalPERS, and from the Principles of Corporate Governance published by OECD.(1) Like these, ours are regarded as minimal standards, not as "best practices" or directional targets. At the same time, they admit of a degree of flexibility in the sense that no standard can hope to apply to all industries in all parts of the globe or even to companies at different stages of their life cycle. The financial sustainability of the company remains the focus of the final judgment. Exceptions to these guidelines can be made if there is a consensus among the shareholders that an exception is warranted and in the best interest of the shareholders.

--------------
(1) TIAA-CREF Policy Statement on Corporate Governance
(www.tiaa-cref.org/governance), U.S. Corporate Governance Principles (www.calpers-governance.org/principles), and OECD Principles of Governance (OECD Publications, Paris 1999). All quotations in this document, except for that of Arthur Levitt, are from the OECD Principles and are used with permission.

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                                        1

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Overview

At Rockefeller & Co., we have two sets of proxy voting guidelines, a general policy that governs the voting of the majority of the clients, and a socially responsive one administered by the Socially Responsive Investing Department for clients who request it. They share the same philosophy and guidelines with respect to corporate governance issues and differ somewhat on social issues. Both consider the future appreciation of the investment as their primary concern. The general policy lays out specific governance preferences and a more detached approach to social issues. The socially responsive policy takes a more specific and proactive stance on the social issues.

We do not automatically vote for or against any class of resolutions, but rather have a list of preferences. On governance issues, the two policies share a preference for resolutions that increase disclosure and reporting and enhance the transparency of decision making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, they favor proposals that:

         -        Preserve and enhance the rights of minority shareholders.

         -        Increase the Board's skill-base.

         -        Increase the accountability of both the Board and management.

The Rockefeller & Co., Inc. General Guidelines are based on three underlying principles, which we believe are fundamental to financial viability.

         1. The primacy of shareholders and the recognition of the standing of other stakeholders

         2. The independence of the Board of Directors and its duty to represent the shareholders, including minority shareholders

         3. The transparency of and accountability for corporate decision-making

It is important to bear in mind that these guidelines are meant to be used in evaluating individual proxy proposals. They are not meant as a comprehensive guide for assessing a corporation or an industry. In a typical case, only one or two of these guidelines will be relevant to a particular decision.

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                                        2

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                            GENERAL VOTING PRINCIPLES

Principle 1 -- The Rights of Shareholders

The shareholders are the owners of the enterprise and, as such, have certain rights and responsibilities that derive from the proprietary interest. In deciding whether to support or oppose a proxy proposal, Rockefeller & Co., Inc. will seek to assure itself that the proposal is consistent with the following guidelines:

1. Basic shareholder rights as provided by law are scrupulously maintained, especially those dealing with the timely disclosure of material information and participation in general shareholder meetings.

2. Shareholders have the right to participate in decisions "concerning fundamental corporate changes" affecting the company's governing documents, the authorization of new shares and the sale of the company.

3. "Within any class, all shareholders should have the same voting rights." Any capital structure that enables any class of shareholders to exercise control disproportionate to its equity ownership must be fully and repeatedly disclosed.

4. We will oppose the repricing of underwater options unless there are conclusive reasons for repricing that will benefit all shareholders.

5. We will oppose the adoption of anti-takeover provisions, including the issuance of new shares, poison pills, greenmail and golden parachutes.

6. Merger and acquisition proposals must be fully disclosed and clearly outlined so that investors can make appropriate decisions. "Transactions should occur at transparent prices" that are fair to all classes of shareholders.

7. We will oppose supermajority-voting requirements that limit the rights of minority investors.

8. Companies must have and enforce strong policies against insider trading and conflicts of interest. Employees and directors must disclose any private material interest in any transaction affecting the corporation.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

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                                        3

We will generally vote in favor of the following proxy resolutions:

         - Shareholder right to call special meeting - so that shareholders do not need to wait until the next annual meeting to call a meeting.

         - Shareholder ability to act by written consent - written consent allows shareholders to carry out shareholder action without waiting until the annual meeting or calling a special meeting.

         - Fair price provisions are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

         - Confidential voting - many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure.

         - Identification of proponents - shareholders have asked management to identify proponents of all shareholder resolutions.

         - Equal access to proxy - to ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.

We will generally vote against these proxy resolutions:

         - Restrict or prohibit shareholder right to call special meeting.

         - Restrict or prohibit shareholder ability to take action by written consent.

         - Adoption of anti-takeover provisions, including new shares, poison pills, greenmail and golden parachutes, because these actions may discriminate against shareholders.

Principle 2 - Composition and Responsibilities of the Board of Directors

The Board is elected by the shareholders and its primary responsibility (and fiduciary obligation) is to act in their interest. To fulfill its duties, the Board must have a broad mandate. In his remarks at the Financial Reserve Bank of New York, December 21, 2001, Arthur Levitt defined this mandate as follows:
"Boards must understand a company's operations - top to bottom. They must demonstrate a keen interest in hunting

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                                        4
down problems, and a genuine determination in finding solutions. They must see both the snapshot picture and the panoramic view. They must strive to reconcile long term objectives with short term goals. Above all else, directors must ask tough questions - the kind that make management think harder and auditors dig deeper." This high degree of oversight responsibility leads us to the following guidelines for evaluating Board-related proposals, such as those enumerated below:

1. The Board should have formal procedures to assure that neither any of its members nor any officer of the corporation has a conflict of interest or engages in related party transactions. No director or officer or family member of such a person should serve as a consultant or service provider to the company.

         The functions of the Board should include:

            a) Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans, the setting of performance objectives, monitoring implementation and corporate performance, overseeing major capital expenditures, acquisitions and divestitures.

            b) Selecting, compensating, monitoring and, when necessary, replacing key executives and overseeing succession planning.

            c) Monitoring the effectiveness of the governance practices under which it operates and making changes as needed.

            d)    Overseeing the process of disclosure and communications.

2. In general, we support the shareholder-mandated election of all directors on an annual basis, and oppose the use of staggered elections as a tool for preventing a takeover. In special circumstances, where there is a clear benefit to shareholders, we will support a staggered-system on the condition that shareholders have the ability to remove directors without cause.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

            - Separate Chief Executive Officer and Chairman positions - so that there is clear leadership for Board development and independence.

            - Annual election of Board of Directors - allows shareholders opportunity to vote on the performance of the entire Board each year.

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                                        5

            - Shareholders to elect auditors - given the rash of accounting irregularities that were not detected by auditors or audit panels, shareholder ratification is an essential step in restoring investor confidence.

            -     Independent audit committee

            -     Independent compensation committee

            -     Independent nominating committee

            - Authorization of additional common stock necessary to facilitate a stock-split. Also, if a company is seeking to increase shares by more than 100% of current authorized shares, the company will be asked to provide a specific purpose for the additional shares.

            - Board monitors long-term strategic plan - implementing and reviewing major plans of action, such as capital expenditure outlays, overseeing mergers, liquidations, etc. and planning for succession.

            - Mandatory share ownership - executives and directors should own stock in the companies on whose Board they sit.

            - Limit liability of directors - indemnification permits companies to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the company. Without this provision, most companies would be unable to attract the most qualified individuals to their Boards.

            - Proposals to request reports on legal expenditures incurred with respect to legal compliance/lawsuits.

We will generally vote against these proxy resolutions:

     - Proposals that give management ability to alter size of Board without shareholder approval, usually as a cost-cutting measure; these costs are relatively small, and considerations other than size should be weighed.

     - Authorization of additional shares for purpose of poison pill or other takeover defense.

     - Black check preferred - creation of stock with a fixed dividend and preferential claim on company assets relative to common shares for purpose of a takeover defense.

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                                        6

     - Dual classes of stock - to maintain corporate control in the hands of a certain group of shareholders, companies seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will generally vote these proxy resolutions on a case-by-case basis:

     - Classified/staggered Board of Directors - on this type of Board, directors are divided into separate classes (usually 3) with directors in each class elected to overlapping 3-year terms. Classified Boards make it difficult to change control of the Board through a proxy contest since it would take 2 years to gain control of a majority of Board seats.

     - More democratic elections - shareholders have requested that there be more director nominees than there are seats to be filled during a Board election, thereby allowing shareholders to choose candidates that would more accurately represent their interests.

     - Change annual meeting date - corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person.

     - Changes to charter or by-laws with decisions resting on whether proposed changes are in shareholders' best interests.

     - Cumulative voting - gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

     - Supermajority-vote requirements - a company's by-laws require a level of voting approval in excess of a simple majority (generally require at least 2/3 affirmative vote for passage of issues).

     - Non-financial effects of merger - gives Board right to reject a tender offer on grounds it would adversely affect the company's stakeholders.

     - Proposal to opt-out of state anti-takeover laws - strategy for dealing with a particular state's anti-takeover laws.

     - Proposal to limit tenure of directors by requiring retirement at a reasonable age of 70-72 is supported. In general, corporate directors may stand for reelection indefinitely, although opponents believe this practice does not inject new perspectives into the board room; proponents believe continuity is important to corporate leadership and will find alternative ways to add diversity to the Board.

     -    Board to include independent director with quality control experience
          - Board with this experience would be more equipped in dealing with plant violations that

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                                        7
          could reduce substantial fines. In the pharmaceutical industry, quality control and good manufacturing practices are critical as product quality problems can turn into product safety concerns.

Principle 3 - Compensation

A standing compensation committee of the Board must be responsible for the compensation policy of the corporation. Such policies must be written to protect the shareholder from the conflict of interest inherent in the practice of managers and directors using shareholder money to compensate themselves. Shareholders should not be diluted without their approval. All plans that grant options or award stock to officers or directors must be approved by the shareholders. In general, shareholder approval should be sought also for plans that grant options to non-officers and directors.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Adopt policy that some portion of future stock option grants to senior executives be performance-based.

     -    Expense option value at time of grant.

     - The Board should establish a requirement that all members have and maintain a material investment in the common stock of the company.

     - Directors should be compensated for their efforts through a combination of cash and stock, with the latter being the predominate element.

     - Disclose salaries of CEO, executive and management - to determine whether executive compensation is excessive. Shareholders feel there has been an inverse correlation between very high CEO pay and long-term stock performance. ,

     - Employee Stock Ownership Plans (ESOPs) to promote active employee ownership, attract and retain higher quality employees, create more employee wealth and achieve sustained superior performance.

We will generally vote against these proxy resolutions:

     - Executive compensation for CEO, executive and management if the compensation does not reflect the economic and social circumstances of the company (i.e. during layoffs, downsizing, etc).

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                                        8

     - Stock option plans that, in total, offer greater than 1% of shares outstanding because of voting and earnings dilution unless the company is growing rapidly.

     - Repricing of options - repricing divides shareholder and employee interests. Shareholders cannot reprice their stock, and option holders should not be treated differently.

     - Stock option plans that have option exercise prices below the marketplace on the day of the grant.

     - Approve extra benefits under Special Executive Retirement Plans (SERPs) - shareholders have criticized Boards that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure.

We will generally vote these proxy resolutions on a case-by-base basis:

     - Repricing of options to benefit rank and file managers (not top management).

Principle 4 - Integrity of Financial Reports

A strong disclosure policy has important benefits for shareholders and is crucial to their ability to vote intelligently. Such as policy influences corporate policy in positive ways and helps to maintain the confidence of capital markets. The basic principle of strong disclosure is an effort to assure that all constituencies of the corporation have timely and accurate information to make informed decisions. We do not support resolutions calling for more disclosure than is necessary or for the disclosure of information that would materially and adversely affect the company's competitive position.

All public statements of the corporation should be in non-technical language appropriate to their audiences and should be free of obfuscation. This is especially important with respect to financial statements, including their footnotes.

Companies should disclose all material risk factors and the steps taken to manage those risks. Risk factors include those arising from the environmental impacts of the company's activities.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

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                                        9

We will generally vote in favor of the following proxy resolutions:

     - Limit consulting by auditors - we vote for this resolution unless management has a compelling business reason to do otherwise on an exception basis.

     - Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for monitoring risk, financial control and compliance with the law.

     - Analyst independence - shareholders request the Board of a securities firm to minimize potential conflicts of interest by creating a compensation structure that does not award or penalize analysts for the impact their recommendations may have on the investment banking business of the firm.

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                                       10

            SOCIALLY RESPONSIVE INVESTING: SPECIFIC VOTING PRINCIPLES

Our general approach to voting social resolutions is based on the belief that corporate social responsibility is a journey, not a destination. We look for progress and leadership from companies and encourage and applaud the first steps on the journey. We also believe that good citizenship is good business and that encouraging companies to improve their social responsiveness will lead to improved financial performance. Given these views, we closely evaluate the merits of proposals, such as those listed below, and consider company-specific information in our decision-making.

Principle 1 - Governance

Over the past decade, corporate governance has been the subject of increasing stakeholder attention and scrutiny as it has become clear that poor governance leads to major abuses. Therefore, we believe the engaged social investor must take an active role in dealing with such topics as Board diversity, independence, compensation and accountability. Through communications with companies and voting proxies, we will generally favor initiatives that seek to increase accountability and transparency or to prevent abuse.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Board diversity - shareholders have asked Boards to make greater efforts to search for qualified female and minority candidates for nomination to the Board.

     - Report on greater commitment to inclusive Boards - shareholders have asked Boards to endorse a policy of Board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their Boards.

     - Link executive pay to social criteria - shareholders have asked for a report on the feasibility of linking executive pay to non-financial factors, such as social and environmental goals.

     - Freeze executive pay during period of layoffs - layoffs are undertaken as cost- saving measures. Increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture and indicative of poor corporate governance.

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                                       11

     - Request management to provide a race and/or gender pay equity report as well as a report on the ratio between CEO and employee compensation.

     - Adopt pension plan policy - shareholders request companies wanting to shift to cash balance pension plans offer existing participants the option to retain the existing plan.

     - Plant closings - proposals to create or expand relocation programs on the grounds that companies face a moral obligation to relocate dislocated workers.

Principle 2 - Workplace

Increasingly, the workplace is becoming central to the ability of individuals and families to lead fulfilling lives. At the same time, a company's human assets are the ultimate source of its financial value. Globalization and other competitive forces have acted to weaken the bond between employer and employee. Hence, it is more important than ever for companies to offer fair pay and other compensation, safe working conditions and family-friendly benefit programs.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Living wage - employers should compensate their employees with a living wage, which generally refers to a wage that is sufficient for workers to provide a decent standard of living for themselves and their dependents with margins for discretionary spending and saving. Companies should also see to it that the same standards apply to employees of their contractors and suppliers, including agricultural workers. A component of nearly every corporate code of conduct is that such workers be paid at least the legal minimum wage of the country in which they are working, or the prevailing industry wage, whichever is higher.

     - Eliminate exposure to toxic materials and provide clear comprehensive information regarding past exposures and standards of safe use.

     - Take steps against workplace violence - shareholders have asked corporations to develop violence prevention programs in the workplace indicating zero tolerance for workplace violence.

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                                       12

Principle 3 - Equality Issues

A company and its business partners have a positive obligation to make employment decisions based solely on an individual's ability to perform his or her duties. This includes decisions regarding all terms and conditions of employment, including the hiring process, job assignment, training, discipline and termination of employment. This obligation extends to taking proactive steps to identify discrimination that may not be obvious and to address concerns that may be culturally engrained. Finally, companies should have a long-term commitment to promoting equal opportunity wherever they do business.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Take steps to eliminate workplace discrimination based on age, race, sex, sexual orientation, religion and ethnicity. Companies should adopt written prohibitions against such discrimination.

     - Proposal for glass ceiling review and report - includes identifying and removing barriers that impede the advancement of qualified women of all races and minority men to mid and upper level management jobs.

     - Review/disclose Equal Employment Opportunity (EEO) policy - equal employment opportunity and diversity performance must be measured.

     -    Native American issues and proposals for indigenous peoples' rights
          - we support resolutions that request that management respects the rights of indigenous peoples, avoids exploitation of their natural resources and negotiates fairly with indigenous peoples.

Principle 4 - Energy & Environment

Climate change and its causes are well-accepted scientific facts. The potential consequences - some of which we are seeing already - include more extreme weather, dislocation of agricultural and commercial activities, expansion of desert regions, a rise in sea levels and damaged natural habitats and ecosystems. Companies must recognize the compelling business reasons to reduce emissions of green house gases and other pollutants in order to prevent further ecological harm, improve operational efficiency, save money, reduce compliance costs and avoid legal liability.

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                                       13

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Develop renewable energy alternatives as well as efficiency plans to meet growing demand for diversified energy sources.

     - Proposal for report on climate change strategy - shareholders have focused attention on electric, utility, oil, manufacturing and insurance companies. Some shareholders have asked companies for reports on policies, programs and progress to date in using benign sources of electricity to reduce carbon emissions. Other shareholders have asked oil, electric utility and manufacturing companies to report on green house gas (GHG) emissions from their operations and products, as well as their progress towards reducing such emissions. Further, property and casualty insurance firms have been asked to report on their exposure to potentially catastrophic risks from natural disaster brought on by worldwide climate changes.

     - Proposal to obtain corporations' annual costs of PCB (polychlorinated biphenyl) contamination remediation. Shareholders have the right to this transparency.

     - Proposal to request companies to phase out PVC (polyvinyl chloride) or phthalate containing medical supplies where safe alternatives are available. Chemicals that pose higher-than-average risk to human health should be discontinued.

     - Proposal to request companies to phase out the sale of mercury thermometers. Mercury is a known neurotoxin - the mercury in the thermometer may be released into the environment and be harmful.

     - Report using Global Reporting Initiative (GRI) Sustainability Guidelines - GRI is an international standard-setting organization for the purposes of providing companies with a set of reporting principles essential to producing a reasonable report and for providing guidance as to report content, including performance against core indicators in six categories (direct economic impacts, environmental, labor practices, human rights, society and product responsibility).

     - Implementation Coalition for Environmentally Responsible Economies (CERES) - asks corporations to conduct environmental audits of their operations, establish environmental management practices and assume responsibility for damages their operations cause to the environment.

     - Social and environmental risk disclosure - request report for a company's polices for managing direct and indirect risks to company's long-term value arising from social and environmental risks.

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                                       14

     - Proposal for report of financial risks of cyanide leaching - should include a description of potential financial liabilities and risks associated with cyanide leaching and strategy designed to mitigate/eliminate these risks.

     - Proposal for report on nuclear waste storage - companies are responsible for securing their radioactive wastes and for protecting the public.

     - Proposal for report on habitat loss risk - detailing range of potential financial liabilities, specifying community compensation and mitigation of loss of habitat and disclosing policies and management systems in place to avoid and mitigate suck risks in the future.

     - Proposal for report on antibiotics in animal agriculture - to identify amount of antibiotics used and for what purpose as well as enact a plan to source livestock grown without non-therapeutic use of antibiotics.

     - Proposal for animal welfare report seeking information on a company's animal testing and request management develop viable alternatives to animal testing. Companies and their suppliers should meet the highest standards for the humane treatment of animals.

     - Proposal for report detailing risks linked to water use and company's policies for mitigating the impact on the areas of water scarcity.

     - Proposal for report identifying company's pesticides that are exported, yet banned for sale and use in the U.S., or are identified by the Environmental Protection Agency (EPA) as possible human carcinogens and the countries to which these pesticides have been exported.

     - Environmental health and safety (EHS) - shareholders believe that EHS data are important indicators that reflect the overall state of a company's environmental awareness.

     - Proposal to obtain report on company's efforts to adopt a recycling strategy that includes publicly stated goals for beverage container recovery in the U.S.

Principle 5 - Community

Many companies already play an important and positive role in the lives of the communities in which they function. We believe this is necessary because they and the communities are increasingly interdependent at a time when competitive forces are tending to weaken the bonds between them. In general, a company's community obligations are not related to whether or not it sells its products and services to or within the community.

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                                       15

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Violence on television - shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming.

     - Non-discriminatory lending - access to capital is essential to participating in our society and all criteria except objective creditworthiness are suspect.

     - Impact on culturally sensitive areas - shareholders are requesting companies cease their operations on sites of archeological or cultural importance.

     - Insurance companies and economically targeted investments - economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster small business and farms, affordable housing and community development, banks and credit unions. Shareholders have asked for reports outlining how insurers could implement an ETI program.

     - Quality of health care - many communities are concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

     - Predatory lending - sub-prime lenders charge notably higher interest rates on consumer, life insurance and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or economically disadvantaged. Shareholders have asked for the development of policies to prevent predatory lending practices.

     - Redlining - systematic denial of services to an area based on its current economic or ethnic profile. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining and have also asked insurance companies to develop fair housing policies that would assure adequate homeowner insurance protection in low-income neighborhoods.


 We will generally vote these proxies on a case-by-case basis:

     - Cable companies and pornography - the mainstreaming of pornography has become a serious concern for some shareholders on both social and financial grounds. Shareholders have asked cable companies to outline the business case for their increasing distribution of pornography; review policies governing

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                                       16
         content decision-making for cable operations; and assess the potential legal issues and financial liabilities posed by possible violation of local obscenity laws and lawsuits from individuals and communities.

Principle 6 - Global Corporate Accountability

Companies with business partnerships throughout the world encounter cultural practices and traditions that vary from region to region and that impact the workplace environment. Multinational companies with operations in these and other countries face the challenge of remaining open to different cultural contexts while avoiding discriminatory practices against employees. The basis for doing so is contained in national and international law, especially the Universal Declaration of Human Rights. Companies need to ensure that their business operations and those of their contractors and suppliers are consistent with these legal principles.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Global set of corporate standards - global corporations need to implement comprehensive codes of conduct and be held to global standards in financial, social and environmental reporting.

     - Adopt/amend vendor/supplier standards - companies should adopt codes of conduct with respect to vendor/supplier labor practices, to report on the compliance with such codes and support independent third-party monitoring.

     - Prohibit child labor - proposal to request company to specify monitoring and compliance efforts to ensure that there is no illegal child or forced labor taking place. Children should not be employed if they are under 15 years of age or the age of completely compulsory education, whichever is younger.

     - Proposal to request sustainability report - which should include company's operating definition of sustainability, review of current policies related to social, environmental and economic sustainability, and summary of long-term plans to integrate sustainability objectives throughout the companies operations.

     - Implement global human rights standards - company should commit itself to the implementation of a code of corporate conduct that incorporates the conventions of the United Nations International Labor Organization
          (ILO) human rights standards. Steps should be taken to enforce them, especially in countries with a record of human rights abuses, such as Colombia, Nigeria, China and Indonesia.

                                                          Approved: July 8, 2003

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     -    Endorse MacBride Principles - set of fair employment practices that have been set forth to eliminate religious discrimination in Northern Ireland.

     - Implement China Principles - shareholders are concerned about the working conditions in China that fall below basic standards of fair and humane treatment.

     - Mexico - Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. Mexican workers are paid a fraction of what their U.S. counterparts earn and are often forced to live in squalor. Shareholders are asking companies to initiate a review of their Maquiladora operations, addressing health and safety and fair employment issues.

     - Review operations in Iran - shareholders are concerned about a company's involvement with states that sponsor terrorism - the Iranian government has actively supported and funded terrorist operations.

     - Loans disguised as trades - shareholders request Board to develop policies that effectively preclude such transactions,

Principle 7 - International and Public Health

The impact of major illnesses such as malaria, HIV/AIDS and tuberculosis on whole populations, as well as issues related to access to health care by poor and underserved populations, have become major issues in recent years. Corporations, especially those engaged directly in health care and agriculture must recognize that their obligations in these areas, and their profits from them, are based on solving problems and not exacerbating them. Companies must take proactive steps to assure fair access to preventative therapeutic products and services.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Proposal for report on genetically modified organisms (GMOs) - identify the risks, financial costs and benefits and environmental impacts of the continued use of products that contain GMOs and cite evidence of long-term safety testing that these products are safe for humans, animals and to the environment.

     - Develop ethical criteria for patent extension - shareholders request the Board develop ethical criteria for extension of patents on prescription drugs and to issue a report on the implications of doing so.

                                                          Approved: July 8, 2003

     - Disclose payments to doctors - transparency in detailing extent and types of payments/incentives/rebates to doctors, pharmacy benefit managers and other pharmaceutical purchasers that are made to influence the selection of a particular drug.

We will generally vote these proxy resolutions on a case-by-case basis:

     - Report on impact of AIDS on operations - shareholders request Board to report on the effect of the health pandemic on the company's operations and its response to the pandemic in Africa.

     - Lower drug prices - many Americans have limited or no practical access to crucial prescription drugs because they are uninsured or underinsured. Shareholders are asking companies to implement and report on price restraint policies for pharmaceutical products.

Principle 8 - Tobacco

Tobacco has long been a major public health menace and tobacco companies have been notably resistant to measures proposed to reduce its consumption, prevent its marketing to minors and restrict its general advertising. In the U.S., anti-tobacco activity has centered on the manufacturers, but retailers, insurers and health care businesses are also a part of the equation. We do not buy the securities of tobacco manufacturers, although we do occasionally receive them in new portfolios.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Proposal to ask companies not to invest in the stocks of tobacco companies or to divest holdings.

     -    Proposal to make facilities smoke-free to promote public health.

     - Proposal to develop policies and practices that would ensure cigarette advertising is not manipulative or misleading; assure that tobacco ads are not youth friendly; and assess the financial impact of refusing to run tobacco ads.

     - Proposal to ensure no cigarette sales to youth and proposal to request Board to establish committee to determine ways to ensure company is not involved with selling cigarettes over the Internet that may enable youth to have illegal access to tobacco products.

                                                          Approved: July 8, 2003

     - Compensate tobacco disease victims - shareholders request management to develop a fair plan for compensating customers who have developed lung cancer and other smoking-related diseases.

     - Inform customers of light cigarette risks - shareholders request Board to find ways to inform customers about the actual health risks of smoking light and ultra light cigarettes.

     - Proposal to review worldwide corporate policies aimed at discouraging smoking among young people and report the results of that review.

     - Proposal for disclosure of smoking hazards and the harmfulness of second hand smoke be inserted into every package of cigarettes.

     - Proposal for Board to adopt a policy of reducing nitrosamines in chewing tobacco and similar products.

     - Review/report on tobacco smuggling - shareholders request Board establish a committee of independent directors to determine the extent of the company's past or present involvement with tobacco/cigarette smuggling throughout the world.

Principle 9 - Militarism

We have specific guidelines relating to investments in companies in which a significant portion of revenue derives from the sale of military products (not including the sale of conventional civilian products). We are generally opposed to the expenditures for weapons and weapon systems.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Proposal to report on foreign offset agreements - shareholders request companies to disclose all promises made to foreign governments of foreign firms in connection with foreign military sales, intended to offset their U.S. dollar cost of weapons purchased by foreign nations.

     - Proposals calling for reports on military sales, conversion of military production to civilian purposes and diversification plans to civilian production.

     - Handgun sales - violence in the U.S. has become a major concern. Restricting easy access to guns is one way of reducing the possibility of gun violence. We

                                                          Approved: July 8, 2003

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          support resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and ammunitions to their manufacturers.

     - Burma - the Burmese military dictatorship has been accused of serious, on-going human rights violations. Since Burma's economy is almost entirely government controlled, corporations operating there inevitably provide financial support to the military regime. Shareholders are asking for reports on corporate operations in Burma and demanding companies terminate all operations there.

     - Weaponization of space - shareholders request Board to provide a report describing aspects of company's involvement in space-based weaponization, as well as report on its involvement in ballistic missile defense.

Looking forward

Corporate governance is a set of evolving understandings and has recently gained momentum for a variety of reasons, including the blatantly inadequate performance of some highly visible Boards. We look forward to developments in three areas:

     - The integration of many of the common objectives of corporate governance and socially responsive investing.

     -    The development of credible "best practices" standards of governance.

     - The creation of meaningful cost/benefit analytic techniques for assessing such standards.

                                                          Approved: July 8, 2003

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                                                                       EXHIBIT C

                             PROXY VOTING PROCEDURES

A.       ISS PROXY VOTING PROCESS (R&CO. VOTING AUTHORITY)

1. Based upon information provided by the Client Advisory Services Department in connection with new account openings or routine account maintenance, Portfolio Operations will code client accounts on RockIT(TM) to indicate whether or not R&Co. has proxy voting authority and, if yes, whether the R&Co. General Voting Guidelines or Socially Responsive Voting Guidelines apply.

2. The Voting Delegate will provide ISS with a copy of R&Co.'s proxy voting principles and guidelines, as well as any future updates.

3. Portfolio Operations will provide holdings information to ISS on a weekly basis for those accounts that R&Co. has proxy voting authority and that are custodied at JP Morgan Chase Bank. Holdings information for these accounts will be generally separated into two blocks: (a) R&Co. - General; and (b) R&Co.
- Socially Responsive. Additional blocks may be established from time to time to accommodate specific client proxy voting issues, or for administrative efficiency. Holdings information for accounts custodied at other banks and for which R&Co. has proxy voting authority will be sent to ISS directly by such bank.

4. For the accounts where R&Co. has proxy voting authority, Portfolio Operations will instruct the custodians to forward proxies to ISS directly. ISS is responsible for reconciling the holdings information provided by R&Co. and the other custodians with the actual proxies received from the custodians.

5. ISS posts meeting and record date information and delivers proxy analyses and recommendations via ProxyMaster(SM), ISS's proprietary electronic delivery system (ProxyMaster.com). The Voting Delegate is responsible for accessing ProxyMaster.com, reviewing the data posted and making the voting decisions in accordance with R&Co.'s guidelines or any specific client request. Prior to vote, the Voting Delegate must assess the extent to which there may be a material conflict of interest between R&Co.'s interests and those of any client. If such a conflict is identified, the Voting Delegate will advise the Committee and generally vote the proxy based upon the recommendation of ISS. The Proxy Administrator will assist the Voting Delegate in the voting process.

6. The Proxy Administrator will periodically obtain reports from ISS to review the record of proxy voting and to ensure that ISS is properly executing client proxies. Any material deviations will be promptly reported to the Committee.

                                                          Approved: July 8, 2003

B.       PROXY VOTING PROCEDURES FOR CERTAIN ACCOUNTS (R&CO. NO VOTING
AUTHORITY)

1. In cases where clients have retained proxy voting authority, Portfolio Operations will instruct the appropriate custodians to forward proxy material directly to the client.

2. If a client has retained proxy voting authority, but desires R&Co.'s assistance in the process, the Proxy Administrator will be responsible for processing related paperwork and recording voting decisions for those accounts (the "Special Accounts"). The Client Advisory Services Department or other relevant staff will assist the Proxy Administrator in this regard.

     - All proxies related to the Special Accounts will be forwarded to the Proxy Administrator. Upon receipt of a proxy, the Proxy Administrator will print a holdings report for the account to confirm the number of shares held and other relevant details.

     - The Proxy Administrator will coordinate with the Client Advisory Services Department or other relevant staff to obtain the client's instructions with respect to the proxy vote.

     - The Proxy Administrator will complete the proxy based upon the client's instruction and return the proxy to the relevant proxy service representing the issuer. A proxy may be voted by fax, email or telephone in order to meet a deadline.

     - In lieu of the above-described manual process and for purposes of enhancing administrative efficiency, R&Co. may, in certain cases, forward to ISS the holdings information for the Special Accounts in a separate block and execute the client's voting decisions via ProxyMaster(SM). The Proxy Administrator and Client Advisory Services personnel will coordinate in this regard.

                                                          Approved: July 8, 2003

                                   APPENDIX N


                                POLICY STATEMENT

Caywood-Scholl Capital Management LLC ("Caywood-Scholl") exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

                                VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

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                         RESOLVING CONFLICTS OF INTEREST

Caywood-Scholl may have conflicts that can affect how it votes its clients' proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate's relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients' accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder's interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

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                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS

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ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

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ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood-Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine

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

whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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                                CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

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Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

CORPORATE RESTRUCTURINGS: CASE-BY-CASE

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a

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company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that

Caywood-Scholl
Proxy Voting Guidelines                                                June 2003
are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and

Caywood-Scholl
Proxy Voting Guidelines                                                June 2003
broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

ENVIRONMENTAL REPORTING: FOR

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

Caywood-Scholl
Proxy Voting Guidelines                                                June 2003

                                   APPENDIX O


                          MONY CAPITAL MANAGEMENT, INC.
                       PROXY VOTING POLICIES & PROCEDURES
                             FOR AFFILIATED CLIENTS

Under the investment management contracts between MONY Capital Management, Inc. ("MCM") and most of our affiliated clients ("Clients"), MCM is customarily authorized to manage and handle only fixed income or debt securities which are typically non-voting securities. Accordingly, we do not have any role in proxy voting on behalf of our Clients in most instances. However, in limited instances, MCM undertakes responsibility for voting proxies when expressly authorized, delegated or requested by a Client. To cover such instances in accordance with the Investment Advisers Act of 1940 ("Advisers Act") and related SEC rules and regulations, we have adopted written policies and procedures reasonably designed to ensure that we vote Client securities in the best interest of Clients as set forth below.

I.       HOW MCM VOTES PROXIES

Our proxy voting policy is based on our belief that voting rights generally have economic value and must be treated accordingly. We generally vote proxies with a view to enhance the value of the shares of securities held in a Client's account, and thus, the financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case where our view of a company's management is favorable and we view maintaining current management as supportive of shareholder value, we will generally support current management initiatives, proposals and recommendations. However, where our view is that changes to the management structure would probably avoid impairment of shareholder value, we may not support current management initiatives, proposals and recommendations. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we may abstain from voting on such proposals where we conclude it is not practicable to represent the views of our Clients in a fair and impartial manner.

II.      CONFLICT RESOLUTION

From time to time, proxy-voting proposals may raise conflicts between the interests of our Clients and the interests of MCM and its employees. For example, we may have a conflict when a company that is soliciting a proxy is a Client of MCM, or when MCM personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Chief Regulatory & Compliance Officer is responsible for (i) seeking to identify proxy voting proposals that present a conflict of interest and (ii) deciding whether such conflict of interest is material. As necessary in making such determination of materiality, our Chief Regulatory & Compliance Officer may consult with our chief legal counsel.

If it is determined that MCM has a material conflict of interest, then MCM shall vote the proxy using one of the following methods:

- We will follow the recommendation of a retained outside, independent proxy voting service.

- If we are able to disclose the conflict to the Client, we may do so and obtain the Client's consent as to how we will vote on the proxy proposal (or otherwise obtain specific instructions from the Client on how the proxy should be voted).

III.     WHEN MONY CAPITAL MANAGEMENT MAY NOT VOTE PROXIES

We generally do not vote proxies that we are otherwise authorized to vote when the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client, and thus it would not be prudent to vote the proxy. Additionally, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials.

IV.      PROXY SERVICE RELATIONSHIP

We may utilize an independent proxy voting and research firm to assist us in determining how we should vote proxies and in actually voting proxies.

V.       HOW TO OBTAIN MORE INFORMATION

This document setting forth our proxy voting policies and procedures has been delivered pursuant to the Advisers Act. Clients may also obtain information from us about how we voted proxies for securities in a Client's portfolio upon request. If there are any questions or requests for additional information, please contact Sidney Wigfall (Chief Regulatory & Compliance Officer) at 917-206-3254.

                                   APPENDIX P


                               PROXY VOTING POLICY
                                       FOR

                          MBIA CAPITAL MANAGEMENT CORP.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

Introduction

         This Proxy Voting Policy ("Policy") for MBIA Capital Management Corp. and its affiliated registered investment advisers ("MBIA-CMC") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

         Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

         This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

         Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

                  A. Social Issues,

                  B. Financial/Corporate Issues, and

                  C. Shareholder Rights.

         Finally, Section III of the Policy describes the procedures to be followed casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

         1. They do not measurably change the structure, management control, or operation of the corporation.

         2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation

         MBIA-CMC will normally support the following routine proposals:

         1.       To increase authorized common shares.

         2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

         3.       To elect or re-elect directors.

         4.       To appoint or elect auditors.

         5. To approve indemnification of directors and limitation of directors' liability.

         6.       To establish compensation levels.

         7.       To establish employee stock purchase or ownership plans.

         8.       To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A.       Social Issues

         Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                              Voting Recommendation

         If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

         I.       To enforce restrictive energy policies.

         2.       To place arbitrary restrictions on military contracting.

         3. To bar or place arbitrary restrictions on trade with other countries.

         4.       To restrict the marketing of controversial products.

         5.       To limit corporate political activities.

         6.       To bar or restrict charitable contributions.

         7. To enforce a general policy regarding human rights based on arbitrary parameters.

         8. To enforce a general policy regarding employment practices based on arbitrary parameters.

         9. To enforce a general policy regarding animal rights based on arbitrary parameters.

         10.      To place arbitrary restrictions on environmental practices.

B.       Financial/Corporate Issues

         Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation

         We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

         1.       To change the state of incorporation.

         2.       To approve mergers, acquisitions or dissolution.

         3.       To institute indenture changes.

         4.       To change capitalization.

C.       Shareholder Rights

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

         We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              Voting Recommendation

We will generally vote for the following management proposals:

         1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

         2.       To institute staggered board of directors.

         3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

         4.       To eliminate cumulative voting.

         5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

         6.       To create a dividend reinvestment program.

         7.       To eliminate preemptive rights.

         8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         We will generally vote against the following management proposals:

         1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws
                  ("super-majority provisions").

         2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

         3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

         4. To prohibit replacement of existing members of the board of directors.

         5. To eliminate shareholder action by written consent without a shareholder meeting.

         6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

         7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         8.       To limit the ability of shareholders to nominate directors.

         We will generally vote for the following shareholder proposals:

         1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

         2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

         3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

         4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

         5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

         6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

         7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

         8.       To create a dividend reinvestment program.

         9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

         10. To require that "golden parachutes" be submitted for shareholder ratification.

         We will generally vote against the following shareholder proposals:

         1.       To restore preemptive rights.

         2.       To restore cumulative voting.

         3.       To require annual election of directors or to specify tenure.

         4.       To eliminate a staggered board of directors.

         5.       To require confidential voting.

         6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

         7.       To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

         MBIA-CMC has engaged Institutional Shareholder Services ("ISS") to assist us in the voting of proxies. These guidelines have been provided to ISS, who then analyzes all proxy solicitations we receive for our clients and advises us how, based upon our guidelines, the relevant votes should be cast. The ISS recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Manager Group team desires to vote in a manner that differs than what these general guidelines would recommend (an "Override Vote"), the reason for such Override Vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing Override Votes and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

         IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A POTENTIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A MBIA-CMC CLIENT OR THE MATTER BEING VOTED ON INVOLVES MBIA-CMC OR ANY OF ITS AFFILIATES (INCLUDING AN EMPLOYEE OR REPRESENTATIVE), PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing an Override Vote with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

         With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, MBIA-CMC will take no action on all proposals to be voted on in such meeting.

         With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on MBIA-CMC's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, MBIA-CMC may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-U.S. company's meeting, whereby if it is determined that the cost or other restrictions associated with the attempt to exercise its vote outweighs the benefit MBIA-CMC believes its clients will derive by voting on the company's proposal, MBIA-CMC may decide not to attempt to vote at the meeting.

         Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

Approved:

                                   APPENDIX Q


                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

----------------------------

(1) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(5)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii)

-------------
(5) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         BOARD OF DIRECTORS

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

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         4.       Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         PROXY CONTESTS AND PROXY CONTEST DEFENSES

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of

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their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         TENDER OFFER DEFENSES

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         CAPITAL STRUCTURE

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

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         4.       Reversed Stock Splits. PIMCO may consider the following
factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         EXECUTIVE AND DIRECTOR COMPENSATION

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         STATE OF INCORPORATION

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         MERGERS AND RESTRUCTURINGS

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

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         INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment

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objectives; (ii) the distributor's reputation and past performance; and (iii)
competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         DISTRESSED AND DEFAULTED SECURITIES

         1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

         2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         MISCELLANEOUS PROVISIONS

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         1.       Such Other Business. Proxy ballots sometimes contain a
proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                   * * * * *

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